Registration No. 333-71853

& 811-09225

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 19	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 19	☒

THRIVENT VARIABLE ANNUITY ACCOUNT II

(Exact Name of Registrant)

THRIVENT FINANCIAL FOR LUTHERANS

(Name of Depositor)

625 Fourth Avenue South, Minneapolis, Minnesota 55415

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: (920) 628-2347

NAME AND ADDRESS OF AGENT FOR SERVICE

Cynthia K. Mueller

4321 North Ballard Road

Appleton, WI 54919

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on April 30, 2015 pursuant to paragraph (b) (1) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐	on (date) pursuant to paragraph (a)(2) of Rule 485

Title of securities being registered: Units of interest in single premium immediate variable annuity certificates.

THRIVENT VARIABLE ANNUITY ACCOUNT II

PROSPECTUS

FOR

SINGLE PREMIUM IMMEDIATE VARIABLE ANNUITY CONTRACT

ISSUED BY THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415-1665
Telephone: 800-847-4836	Telephone: 800-847-4836
Facsimile: 800-225-2264

This Prospectus describes the individual single premium immediate variable annuity Contract (the “Contract”) offered by Thrivent Financial for Lutherans (“Thrivent Financial,” “we,” “us,” or “our”), a fraternal benefit society organized under Wisconsin law. We offer the Contract to a member or a person eligible for membership who is also applying for membership. We reserve the right to reject any applications, subject to any applicable nondiscrimination laws and to our own standards and guidelines.

We allocate net premiums based on your designation to one or more Subaccounts of Thrivent Variable Annuity Account II (the “Variable Account”), and/or to the Fixed Account (which is the general account of ours, and which pays guaranteed periodic payments). The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. (the “Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). We provide the overall investment management for each of the Portfolios of the Fund, although some of the Portfolios are managed by an investment subadviser. The accompanying Prospectus for the Fund describes the investment objectives and attendant risks of the following Portfolios:

Thrivent Aggressive Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Growth and Income Plus Portfolio

Thrivent Balanced Income Plus Portfolio

Thrivent Diversified Income Plus Portfolio

Thrivent Opportunity Income Plus Portfolio

Thrivent Partner Technology Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Partner Healthcare Portfolio

(subadvised by Sectoral Asset Management Inc.)

Thrivent Natural Resources Portfolio

Thrivent Partner Emerging Markets Equity Portfolio

(subadvised by Aberdeen Asset Managers Limited)

Thrivent Real Estate Securities Portfolio

Thrivent Partner Small Cap Growth Portfolio

Thrivent Partner Small Cap Value Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Small Cap Stock Portfolio

Thrivent Small Cap Index Portfolio

Thrivent Mid Cap Growth Portfolio

Thrivent Partner Mid Cap Value Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Mid Cap Stock Portfolio

Thrivent Mid Cap Index Portfolio

Thrivent Partner Worldwide Allocation Portfolio

(subadvised by Aberdeen Asset Managers Limited, Goldman Sachs Asset Management, L.P., Mercator Asset Management, LP, and Principal Global Investors, LLC.)

Thrivent Partner All Cap Portfolio

(subadvised by Pyramis Global Advisors, LLC)

Thrivent Large Cap Growth Portfolio

Thrivent Partner Growth Stock Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Large Cap Value Portfolio

Thrivent Large Cap Stock Portfolio

Thrivent Large Cap Index Portfolio

Thrivent High Yield Portfolio

Thrivent Income Portfolio

Thrivent Bond Index Portfolio

Thrivent Limited Maturity Bond Portfolio

Thrivent Money Market Portfolio

Additional information about us, the Contract and the Variable Account is contained in a Statement of Additional Information (“SAI”) dated April 30, 2015. That SAI was filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. You may obtain a copy of the SAI and all other documents required to be filed with the SEC without charge by calling us or writing us or going online at thrivent.com. In addition, the Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the SAI and all other documents required to be filed with the SEC. The Table of Contents for the SAI may be found on Page 35 of this Prospectus. Definitions of special terms used in this Prospectus follows the Table of Contents.

An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference.

The date of this Prospectus is April 30, 2015

DEFINITIONS

Annuitant. The person on whose life or life expectancy the Contract is based.

Annuity Payment. One of a series of periodic distributions.

Annuity Payment Date. The date of the month on which you elect to receive Annuity Payments.

Annuity Payment Period. The period during which Annuity Payments are made.

Commuted Value. The amount expressed as a lump sum payment which represents the present value of the future payments for the remaining guaranteed period.

Contract. The Contract between you and us providing the single premium immediate variable annuity.

Contract Anniversary. The same date in each year as the Issue Date.

Contract Year. A period beginning on a Contract Anniversary and ending on the day immediately preceding the next Contract Anniversary.

Code. The Internal Revenue Code of 1986, as amended.

Fixed Account. Part of the general account of Thrivent Financial, which includes all of Thrivent Financials assets other than those in any Variable Account of Thrivent Financial.

Funds. Thrivent Series Fund, Inc.

Issue Date. The effective date of the Contract, generally the date on which we apply your premium.

Medallion Signature Guarantee. A stamp provided by a financial institution that guarantees your signature. An eligible guarantor institution, such as a national bank, brokerage firm, commercial bank, trust company, credit union, or a savings association participating in the Medallion Signature Guarantee Program provides that service.

Qualified Plan. A retirement plan that receives favorable tax treatment under Section 401, 403(b), 408 or 408A of the Code.

Service Center. Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, telephone, 1-800-THRIVENT (1-800-847-4836), or such other office as we may specify in a notice to the Contract Owner.

Subaccount. A division of the Variable Account that invests exclusively in shares of a single portfolio of the fund.

Valuation Date. Any date we are open for business and the New York Stock Exchange is open for regular trading. The Valuation Date ends at the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time.

Valuation Period. The period of time from the end of one Valuation Date to the end of the next Valuation Date.

Variable Account. Thrivent Variable Annuity Account II, which is separate from Thrivent Financial’s general account.

Written Request. A written request or notice provided by the owner, received in good order by Thrivent Financial at its Service Center and satisfactory in form and content to Thrivent Financial.

FEES AND EXPENSE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. For a complete discussion of Contract fees and expenses, see Charges and Deductions.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. You pay no sales charge when you make additional investments in the Contract. No state premium taxes are deducted.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchase (as a percentage of purchase payments)	0%

Transfer Charge (after 12 free transfers per Contract Year)	$25[1]

Maximum Commuted Value Charge (if surrendered)	2%[2]

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Periodic Fees and Expenses other than Fund Expenses
Mortality and Expense Risk Charge	1.25%

The next table shows the minimum and maximum Total Annual Portfolio Operating Expenses charged by the Portfolios that you pay indirectly during the time you own the Contract. This table shows the range (minimum and maximum) of fees and expenses (including management fees and other expenses) charged by any of the Portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on the arithmetic average of expenses paid in the year ended December 31, 2014, for all of the available Portfolios, adjusted to reflect anticipated changes in fees and expenses. With respect to new Portfolios amounts are based on estimates for the current fiscal year. The amounts shown reflect expenses before any applicable expense reimbursement or fee waiver.

Total Annual Fund Operating Expenses[3]
	Minimum	Maximum
(expenses that are deducted from Fund assets, including management fees, and other expenses):	0.26%	1.52%

Each Subaccount of the Variable Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. More detail concerning the fees and expenses of the Portfolios is contained in the prospectus for the Fund.

If a Portfolio is structured as a “fund of funds,” total gross annual Portfolio expenses also include the fees associated with the Portfolios in which it invests. Because of this a Portfolio that is structured as a “fund of funds” may have higher fees and expenses than a Portfolio that invests directly in debt and equity securities. For a list of the “fund of funds” Portfolios available through the Contract, see the chart of portfolios available in the prospectus for the Fund.

Examples

The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Portfolio fees and expenses. The following two examples assume that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year and assumes both the minimum and the maximum fees and expenses of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 1: If you select a life income payment option with a 10-year guaranteed Payment

	Years
	1	3	5	10
If you surrender your Contract at the end of the applicable time period with
Minimum Portfolio Expenses:	$197	$450	$704	$1,346
Maximum Portfolio Expenses:	$377	$844	$1,302	$2,413
If you do not surrender your Contract at end of the applicable time period with
Minimum Portfolio Expenses:	$139	$415	$687	$1,346
Maximum Portfolio Expenses:	$264	$776	$1,269	$2,413

Example 2: If you select a 20-year fixed period income payment option

	Years
	1	3	5	10
If you surrender your Contract at the end of the applicable time period with
Minimum Portfolio Expenses:	$505	$701	$879	$1,238
Maximum Portfolio Expenses:	$965	$1,314	$1,622	$2,221
If you do not surrender your Contract at end of the applicable time period with
Minimum Portfolio Expenses:	$135	$392	$628	$1,116
Maximum Portfolio Expenses:	$257	$734	$1,162	$2,009

Notes to Fee and Expense Tables:

1 You are allowed 12 free transfers between the Subaccounts in each Contract Year. Subsequent transfers will incur a $25 transfer charge.

2 If you surrender or withdraw from the Contract, we will pay you the commuted value of the future payments for the remaining guaranteed payment period. We calculate the commuted value you receive for the Fixed Account using an interest rate that is currently 0.5% greater than the rate used to determine the Annuity Payments. For variable Subaccounts, we currently use an interest rate that is 0.5% greater than the assumed investment return that you selected. Since we use a higher interest rate in calculating the commuted value, the contract has an indirect surrender charge. Also, the amount that you will receive upon a withdrawal or surrender of the Contract will be less than you would receive had you chosen to continue receiving Annuity Payments.

3 Thrivent Financial has agreed to reimburse certain expenses other than the advisory fees for certain of the Portfolios. After taking these contractual and voluntary arrangements into account, the actual range (minimum and maximum) of total operating expenses charged by the Portfolios was between 0.19% to 1.40%. The reimbursements may be discontinued at any time.

SUMMARY

Please see Definitions at the beginning of this Prospectus for definition of terms which can help you understand details about your Contract. This summary gives you a brief overview of the more significant aspects of the Contract. Please refer to the remainder of this Prospectus for more detailed information.

The Contract

The Contract along with any riders or endorsements, amendments, application, and our Articles of Incorporation and Bylaws constitutes your entire agreement. The Contract is an individual single premium immediate variable annuity that allows you to receive periodic payments whose amounts are adjusted up or down according to the performance of various underlying Subaccounts you select.

You may purchase the Contract for a minimum single premium of $5,000. In order to purchase a Contract, you must submit an application to us through one of our financial representatives who is also a registered representative of Thrivent Investment Management Inc. We only offer the Contract to a member or to a person eligible for membership who is also applying for membership. The Contract may not be available for purchase in all states.

Investment Options

The Contract offers a choice of a number of variable investment options. You bear the investment risk as to the performance of the variable investment options. The Contract also offers a Fixed Account option. Premiums allocated to the Fixed Account will fund guaranteed periodic payments.

Free Look Period

You may cancel your Contract within 10 days starting on the day you receive it. This 10-day period is called the free look period. Some states require that we provide you a longer free look period. In some states we may restrict the initial premium allocation to the Thrivent Money Market Subaccount during the Free Look Period.

Withdrawals and Surrenders

Unless your Contract is irrevocable, you may withdraw from or surrender the Contract for its commuted value. If you take a withdrawal from or surrender the Contract before attaining age 59 1⁄2, you may be subject to a 10% premature distribution penalty tax in addition to ordinary income tax.

Transfers

You may transfer all or a part of your Contract’s value among the Subaccounts or from the Subaccounts to the Fixed Account subject to certain limitations. We do not allow transfers from the Fixed Account. You may make up to twelve transfers per contract year without a fee. Certain other restrictions apply to transfers.

Annuity Payment Amount

We determine the amount of your Annuity Payment based upon your premium, the Annuity Payment option you choose, and the investment allocations that you select.

Federal Tax Status

All or a portion of every distribution or Annuity Payment will generally be taxable as ordinary income. The taxable portion of most distributions will be subject to withholding unless the payee elects otherwise. There may be tax penalties if you take a distribution before reaching age 59 1⁄2. Current tax laws may change at any time.

Death proceeds are taxable and generally are included in the income of the recipient as follows:

♦	If payments from a life income with a guaranteed payment period are continued, they are taxed only after the remaining investment in the contract has been recovered.

♦	Other payments are taxed as annuity income payments.

SUMMARY

♦	If distributed in a lump sum, they are taxed in the same manner as a full surrender.

Condensed Financial Information

Condensed financial information containing the accumulated unit value history appears at the end of this Prospectus in Appendix A.

THRIVENT FINANCIAL AND THE VARIABLE ACCOUNT

Thrivent Financial

We are a fraternal benefit society owned by and operated for our members. We were organized in 1902 under Wisconsin Law, and we are in compliance with Internal Revenue Code Section 501(c)(8). We are currently licensed to transact life insurance business in all 50 states and the District of Columbia.

We are subject to regulation by the Office of the Commissioner of Insurance of the State of Wisconsin as well as by the insurance regulators of all the other states and jurisdictions in which we do business. We submit annual reports on our operations and finances to insurance officials in such states and jurisdictions. The forms of the Contract described in this Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Contracts are sold. We are also subject to certain federal securities laws and regulations.

The Variable Account

The Variable Account is a separate account of ours, which was established in 1999. The Variable Account meets the definition of a “separate account” under the federal securities laws. We have caused the Variable Account to be registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices.

We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. The Variable Account will be fully funded at all times for the purposes of federal securities laws. We may transfer to our general account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for expense and mortality risk, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

INVESTMENT OPTIONS

Variable Investment Options and the Subaccounts

You may allocate the premiums paid under the Contract and transfer from the Variable Account to the Subaccounts of the Variable Account. We invest the assets of each Subaccount in corresponding Portfolios of the Fund. Note that the italicized Portfolios below are “fund of funds;” which are comprised of investments in other Portfolios within the Fund. The Subaccounts and corresponding Portfolios are:

Subaccount	Corresponding Portfolio
Thrivent Aggressive Allocation Subaccount	Thrivent Aggressive Allocation Portfolio
Thrivent Moderately Aggressive Allocation Subaccount	Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderate Allocation Subaccount	Thrivent Moderate Allocation Portfolio
Thrivent Moderately Conservative Allocation Subaccount	Thrivent Moderately Conservative Allocation Portfolio
Thrivent Growth and Income Plus Subaccount	Thrivent Growth and Income Plus Portfolio
Thrivent Balanced Income Plus Subaccount	Thrivent Balanced Income Plus Portfolio
Thrivent Diversified Income Plus Subaccount	Thrivent Diversified Income Plus Portfolio
Thrivent Opportunity Income Plus Subaccount	Thrivent Opportunity Income Plus Portfolio
Thrivent Partner Technology Subaccount	Thrivent Partner Technology Portfolio
Thrivent Partner Healthcare Subaccount	Thrivent Partner Healthcare Portfolio
Thrivent Natural Resources Subaccount	Thrivent Natural Resources Portfolio
Thrivent Partner Emerging Markets Equity Subaccount	Thrivent Partner Emerging Markets Equity Portfolio
Thrivent Real Estate Securities Subaccount	Thrivent Real Estate Securities Portfolio
Thrivent Partner Small Cap Growth Subaccount	Thrivent Partner Small Cap Growth Portfolio
Thrivent Partner Small Cap Value Subaccount	Thrivent Partner Small Cap Value Portfolio
Thrivent Small Cap Stock Subaccount	Thrivent Small Cap Stock Portfolio
Thrivent Small Cap Index Subaccount	Thrivent Small Cap Index Portfolio
Thrivent Mid Cap Growth Subaccount	Thrivent Mid Cap Growth Portfolio
Thrivent Partner Mid Cap Value Subaccount	Thrivent Partner Mid Cap Value Portfolio
Thrivent Mid Cap Stock Subaccount	Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Index Subaccount	Thrivent Mid Cap Index Portfolio
Thrivent Partner Worldwide Allocation Subaccount	Thrivent Partner Worldwide Allocation Portfolio
Thrivent Partner All Cap Subaccount	Thrivent Partner All Cap Portfolio
Thrivent Large Cap Growth Subaccount	Thrivent Large Cap Growth Portfolio
Thrivent Partner Growth Stock Subaccount	Thrivent Partner Growth Stock Portfolio
Thrivent Large Cap Value Subaccount	Thrivent Large Cap Value Portfolio
Thrivent Large Cap Stock Subaccount	Thrivent Large Cap Stock Portfolio
Thrivent Large Cap Index Subaccount	Thrivent Large Cap Index Portfolio
Thrivent High Yield Subaccount	Thrivent High Yield Portfolio
Thrivent Income Subaccount	Thrivent Income Portfolio
Thrivent Bond Index Subaccount	Thrivent Bond Index Portfolio
Thrivent Limited Maturity Bond Subaccount	Thrivent Limited Maturity Bond Portfolio
Thrivent Money Market Subaccount	Thrivent Money Market Portfolio

INVESTMENT OPTIONS

There is no assurance that any portfolio will achieve its stated objective. For example, during extended periods of low interest rates, the yields of a money market Subaccount may become extremely low and possibly negative.

Each of the Portfolios has an investment objective as described below:

Thrivent Aggressive Allocation Portfolio. To seek long-term capital growth.

Thrivent Moderately Aggressive Allocation Portfolio. To seek long-term capital growth.

Thrivent Moderate Allocation Portfolio. To seek long-term capital growth while providing reasonable stability of principal.

Thrivent Moderately Conservative Allocation Portfolio. To seek long-term capital growth while providing reasonable stability of principal.

Thrivent Growth and Income Plus Portfolio. To seek income plus long-term capital growth.

Thrivent Balanced Income Plus Portfolio. To seek long-term total return through a balance between income and the potential for long-term capital growth.

Thrivent Diversified Income Plus Portfolio. To seek to maximize income while maintaining prospects for capital appreciation.

Thrivent Opportunity Income Plus Portfolio. To seek a combination of current income and long-term capital appreciation.

Thrivent Partner Technology Portfolio**. To seek long-term growth of capital.

Thrivent Partner Healthcare Portfolio. To seek long-term capital growth.

Thrivent Natural Resources Portfolio**. To seek long-term capital growth.

Thrivent Partner Emerging Markets Portfolio. To seek long-term capital growth.

Thrivent Real Estate Securities Portfolio. To seek to provide long-term capital appreciation and high current income.

Thrivent Partner Small Cap Growth Portfolio**. To achieve long-term capital growth.

Thrivent Partner Small Cap Value Portfolio**. To seek long-term capital appreciation.

Thrivent Small Cap Stock Portfolio. To seek long-term capital growth.

Thrivent Small Cap Index Portfolio. To seek capital growth that tracks the performance of the S&P SmallCap 600 Index*.

Thrivent Mid Cap Growth Portfolio**. To achieve long-term growth of capital.

Thrivent Partner Mid Cap Value Portfolio**. To seek long-term capital appreciation.

Thrivent Mid Cap Stock Portfolio. To seek long-term capital growth.

Thrivent Mid Cap Index Portfolio. To seek total returns that track the performance of the S&P MidCap 400 Index*.

Thrivent Partner Worldwide Allocation Portfolio. To seek long-term capital growth.

Thrivent Partner All Cap Portfolio. To seek long-term growth of capital.

Thrivent Large Cap Growth Portfolio. To achieve long-term growth of capital.

Thrivent Partner Growth Stock Portfolio. To achieve long-term growth of capital and, secondarily, increase dividend income.

Thrivent Large Cap Value Portfolio. To achieve long-term growth of capital.

Thrivent Large Cap Stock Portfolio. To seek long-term capital growth.

INVESTMENT OPTIONS

Thrivent Large Cap Index Portfolio. To seek total returns that track the performance of the S&P 500* Index.

Thrivent High Yield Portfolio. To achieve a higher level of income, while also considering growth of capital as a secondary objective.

Thrivent Income Portfolio. To achieve a high level of income over the longer term while providing reasonable safety of capital.

Thrivent Bond Index Portfolio. To strive for investment results similar to the total return of the Barclays Capital Aggregate Bond Index.

Thrivent Limited Maturity Bond Portfolio. To seek a high level of current income consistent with stability of principal.

Thrivent Money Market Portfolio. To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity.

* The S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Thrivent Financial for Lutherans (“Thrivent Financial”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Thrivent Financial. Thrivent Financial variable insurance products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, and of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Thrivent Financial variable insurance products or any member of the public regarding the advisability of purchasing variable insurance contracts generally or in the Thrivent Financial variable insurance contracts particularly or the ability of the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes to track general market performance. S&P Dow Jones Indices only relationship to Thrivent Financial with respect to the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500, S&P MidCap 400, and S&P Small Cap 600 Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to Thrivent Financial or the Thrivent Financial variable insurance products. S&P Dow Jones Indices have no obligation to take the needs of Thrivent Financial or the owners of the Thrivent Financial variable insurance products into consideration in determining, composing or calculating the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Thrivent Financial variable insurance products or the timing of the issuance or sale of the Thrivent Financial variable insurance contract or in the determination or calculation of the equation by which a Thrivent Financial variable insurance product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Thrivent Financial variable insurance product. There is no assurance that investment products based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THRIVENT FINANCIAL, OWNERS OF THE THRIVENT FINANCIAL VARIABLE INSURANCE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THRIVENT FINANCIAL, OTHER THAN THE LICENSORS OR S&P DOW JONES INDICES.

INVESTMENT OPTIONS

We cannot assure that the Portfolios will achieve their respective investment objectives. You should periodically evaluate your allocation among the Subaccounts in light of current market conditions and the investment risks associated with investing in the various Portfolios of the Fund. A full description of the Portfolios, their investment objectives, policies, expenses, and risks and other aspects of the Fund’s operations is contained in the accompanying prospectus for the Fund, which should be carefully read in conjunction with this Prospectus.

Shares of the Fund are sold to other Portfolios of the Fund, other insurance company Variable Accounts of ours and of our wholly owned subsidiary, Thrivent Life Insurance Company (“Thrivent Life”), and to retirement plans that we sponsor. The Fund may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity Variable Accounts and variable life insurance Variable Accounts and for Thrivent Life and us to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance contract owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such Contract Owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:

♦	Changes in state insurance laws

♦	Changes in federal income tax law

♦	Changes in the investment management of the Fund

♦	Differences in voting instructions between those given by the Contract Owners from the different Variable Accounts.

If we believe the response of the Fund to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of Fund shares by one or more of the Variable Accounts, which could have adverse consequences.

The Fund is registered with the SEC under the 1940 Act as a diversified, open-end management investment company (commonly called a “mutual fund”). That registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.

The Variable Account will purchase and redeem shares from the Fund at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contract, to make payments upon surrenders, to provide benefits under the Contract, or to transfer assets from one Subaccount to another as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

** The Thrivent Series Fund, Inc. Board of Directors has approved the mergers of the following Series Fund Portfolios (“Portfolios”) pending approval by their respective shareholders of record at a special shareholder meeting to be held on or about August 14, 2015. The mergers, if approved by the shareholders, would occur on or about August 21, 2015. The Portfolios and their corresponding Subaccounts will be closed as new investment elections after the close of business on May 21, 2015. If you already invest in one of the affected Subaccounts, you can continue to invest in the Subaccount until the merger has been completed.

Target Portfolio		Acquiring Portfolio
Thrivent Partner Small Cap Growth Portfolio	→	Thrivent Small Cap Stock Portfolio

Thrivent Partner Small Cap Value Portfolio	→	Thrivent Small Cap Stock Portfolio

Thrivent Mid Cap Growth Portfolio	→	Thrivent Mid Cap Stock Portfolio

Thrivent Partner Mid Cap Value Portfolio	→	Thrivent Mid Cap Stock Portfolio

Thrivent Natural Resources Portfolio	→	Thrivent Large Cap Stock Portfolio

Thrivent Partner Technology Portfolio	→	Thrivent Large Cap Growth Portfolio

INVESTMENT OPTIONS

Investment Management

We act as investment adviser for the Portfolios of the Fund, and we are a registered investment adviser under the Investment Advisers Act of 1940. We and the Fund have engaged the following investment subadvisers:

Subadviser	Portfolio Name
Goldman Sachs Asset Management, L.P.	Thrivent Partner Technology Portfolio
Sectoral Asset Management Inc.	Thrivent Partner Healthcare Portfolio
Aberdeen Asset Managers Limited	Thrivent Partner Emerging Markets Equity Portfolio
T. Rowe Price Associates, Inc.	Thrivent Partner Small Cap Value Portfolio
Goldman Sachs Asset Management, L.P.	Thrivent Partner Mid Cap Value Portfolio
Goldman Sachs Asset Management, L.P.	Thrivent Partner Mid Cap Value Portfolio
Aberdeen Asset Managers Limited, Goldman Sachs Asset Management, L.P., Mercator Asset Management, LP, and Principal Global Investors, LLC.	Thrivent Partner Worldwide Allocation Portfolio
Pyramis Global Advisors, LLC	Thrivent Partner All Cap Portfolio
T. Rowe Price Associates, Inc.	Thrivent Partner Growth Stock Portfolio

We, as investment advisor, pay each of the above Subadvisers an annual fee for subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

Addition, Deletion, Combination, or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If Portfolio shares of the Fund are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. We will not substitute any shares attributable to a Contract interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

We also reserve the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Subaccounts, combine two or more Subaccounts, or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by us.

If we deem it to be in the best interest of Contract Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Variable Accounts of ours.

Fixed Account

You may allocate the premiums paid under the Contract and transfers from the Subaccounts to the Fixed Account. Any amounts allocated to the Fixed Account are invested with our general account assets. Because of exemptive

INVESTMENT OPTIONS

and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (“1933 Act”), and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly neither the Fixed Account, nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses. We have been advised that the staff of the Securities and Exchange Commission has not reviewed disclosure relating to the Fixed Account.

Contract Owners have no voting rights in the Variable Account with respect to Fixed Account values.

THE CONTRACT

Application and Purchase

The Contract is an individual single premium immediate variable annuity. We offer the Contract to members, people who are eligible for membership and employees of Thrivent Financial (including employees of our subsidiaries and affiliates).

We may issue the Contract as:

♦	a nonqualified annuity;

♦	a traditional individual retirement annuity (Traditional IRA);

♦	a Roth IRA

♦	a 403(b) annuity (tax-sheltered annuity) (TSA); or

♦	as a funding vehicle for qualified retirement plans or in circumstances where the annuity may qualify for special treatment under the Code.

♦	Simplified Employee Pension Plan (SEP)

You may purchase a Contract by completing and submitting an application. We restrict purchase of the Contract to Annuitants depending on the Age of the Annuitant and the Annuity Payment selected as follows:

♦	Life Income - Ages 40 to 80;

♦	Fixed period income – Ages 0 to 110.

You must give us or arrange to have sent to us a single premium payment of at least $5,000 along with your application. You can not make any additional premium payments unless we agree. Single premium payments over $1,000,000 require our prior approval.

Your payment must be in U.S. dollars drawn on a U.S. Bank. Thrivent does not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks or most third-party checks.

Certain provisions of the Contract may vary from state to state in order to conform with the law of the state in which you reside. This Prospectus describes generally applicable provisions. You should refer to your Contract for any variations required by state law.

Crediting and Allocating Your Premium Payment

You may allocate your premium to any Subaccount of the Variable Account and/or the Fixed Account. Your allocation must be in whole percentages and total 100% of the premium. You may not allocate less than $50 to any Subaccount or the Fixed Account. We will allocate your premium according to your allocation instructions on your application. If you do not designate premium allocation percentages, we will treat your application as

THE CONTRACT

not in good order. We reserve the right to limit the number of allocations to subaccounts and fixed account to no more than 40.

If your application is in good order, we will allocate the premium to your chosen Subaccount(s) and/or Fixed Account (or in certain states, to the Thrivent Money Market Subaccount, as discussed below) within two days of receipt of the completed application and premium at our Service Center. If we determine the application is not in good order, we will attempt to complete the application within five business days. If the application is not complete at the end of this period, we will inform you of the reason for the delay and the premium will be returned immediately unless you specifically consent to our keeping the premium until the application is complete. We determine the annuity unit value (AUV) of each Subaccount at the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time). We do not purchase or redeem any annuity units on any day that Thrivent Financial is not open for business. Requests received after the close of the New York Stock Exchange are processed the next Valuation Date.

Free Look Period

Generally, you may return your Contract for cancellation within 10 days after you initially receive it. However some states require a longer free look period. Please review your Contract to determine your free look period.

In order to return your Contract, you must deliver or mail the Contract along with a Written Request to our Service Center. Upon cancellation, the Contract will be void as of the Issue Date and you will be entitled to receive an amount equal to the Contract’s free look value as of the date you notify us or the date we receive your cancellation request in our Service Center, whichever is earlier. The Contract’s free look value is the total of the free look value for each of the Subaccounts and Fixed Account that you selected. The free look value for each of the Subaccounts is the premium allocated to that Subaccount multiplied by the Subaccount investment factor for each Valuation Period minus any payments made attributable to that Subaccount, see Subaccount Investment Factor. The free look value for the Fixed Account is the amount of premium allocated to the Fixed Account minus any payments made from the Fixed Account. You will generally receive your money within seven days after we receive your request for cancellation. However, if your Contract is an IRA, and you decide to cancel it within seven days from the receipt of your IRA disclosure, we will refund your premium less any payments made.

Certain states require a full refund of premium paid if a Contract is returned during the free look period. In these situations we reserve the right to place the premium you allocated to the Subaccounts to the Thrivent Money Market Subaccount until the free look period expires plus an additional five-day period to allow for your receipt of the Contract by mail. After this period, we will allocate the value of the annuity units of the Thrivent Money Market Subaccount to the Subaccount(s) according to your original instructions. In all such states, we will refund the greater of the premium paid minus any payment paid or the Contract’s free look value.

Telephone and Online Transactions

You may perform certain transactions online or over the telephone if we receive proper authorization from you.

We have adopted reasonable security procedures to ensure the authenticity of instructions, including requiring identifying information, recording telephone conversations and providing written confirmations of transactions. Nevertheless, we honor telephone instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Owner if an unauthorized person uses this service in the Owner’s name. Thrivent Financial disclaims any liability for losses resulting from such transactions by not having been properly

THE CONTRACT

authorized. However, if Thrivent Financial does not take reasonable steps to help ensure that such authorizations are valid, Thrivent Financial may be liable for such losses. Certain circumstances may prevent you from conducting transactions including but not limited to the event of a disaster, equipment malfunction, or overload of telephone system circuits. Should circumstances prevent you from conducting a telephone or online transaction, we recommend you provide us with a written request. If due to malfunction or other circumstances, the recording of the Contract Owner’s telephone request is incomplete or not fully comprehensible, we will not process the transaction. We reserve the right to suspend or limit telephone transactions.

Owners can go online at www.thrivent.com to conduct online transactions or call the Service Center at (800) 847-4836 for telephone transactions.

Timely Processing

We will process all requests in a timely fashion. Requests received in good order prior to 4:00 p.m. Eastern Time (or sooner if the NYSE closes prior to 4:00 p.m. Eastern Time) on a Valuation Date will use the Accumulation Unit Value as of the close of regular trading on the NYSE on that Valuation Date. We will process requests received after that time using the Accumulation Unit Value as of the close of regular trading on the NYSE of the following Valuation Day. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.

Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive Notice. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Accounts may be deferred up to six months.

Owners, Payees and Annuitants

You, as owner, are typically the recipient of all distributions under the Contract. Unless the owner is an entity, the owner is also the Annuitant. As owner, you can name beneficiaries, and make transfers between Subaccounts and to the Fixed Account. You will receive all Annuity Payments during the Annuitant’s lifetime, unless you designate another person or entity as the payee. Keep in mind that if you designate another person or entity as payee, you may still be responsible for any income tax payable on the payments.

In the event the Annuitant(s) dies during the guaranteed payment period, the death proceeds will be payable to the named beneficiary. We use the Annuitant’s life to determine the amount and duration of any Annuity Payments.

Under certain circumstances other entities, such as trusts, may purchase Thrivent Financial products but are not eligible for membership.

Adult and Juvenile Contracts

We issue adult Contracts to applicants who are age 16 or older who become benefit members of Thrivent Financial. We issue juvenile Contracts when the proposed Annuitant is younger than age 16, but is otherwise eligible for benefit membership. Juvenile Contracts will only be issued with a Fixed Period income.

In the case of the adult Contract, the Annuitant must be 16 years of age or older. Typically, the applicant of the Contract is the owner and Annuitant of the Contract. While the Annuitant is alive, the owner of the Contract may exercise every right and enjoy every benefit provided in the Contract. The person who applies for the Contract becomes a benefit member of Thrivent Financial upon our approval of the membership application.

THE CONTRACT

For the juvenile Contract, a juvenile is named as the Annuitant and owner of the Contract. However, because of age, the juvenile cannot exercise the rights of ownership. Therefore, an adult must apply on behalf of the juvenile and retain control over the Contract. The adult applicant controller exercises certain rights of ownership on behalf of the juvenile Annuitant. These rights are described in the Contract. The adult controller may transfer control to another eligible person, but cannot transfer ownership of the Contract.

Transfer of control to the juvenile Annuitant will take place at the first Contract Anniversary date following the earlier of:

♦	the Annuitant’s 21st birthday; or

♦	the Annuitant’s 16th birthday after the adult controller transfers control to the Annuitant in writing; or

♦	the death of the adult controller after the Annuitant’s 16th birthday.

If the person who has control of the Contract dies before the Annuitant gains control, control will be vested in an eligible person according to our bylaws. If we determine that it is best for the Annuitant, we may transfer control of the Contract to some other eligible person according to our bylaws.

The juvenile Annuitant will become a benefit member of Thrivent Financial on the first Contract Anniversary date on or following the juvenile’s 16th birthday.

Beneficiaries

You may name one or more beneficiaries to receive the death proceeds payable under the Contract, if any. If no beneficiary has been named or the beneficiary does not survive the Annuitant, the death proceeds will be paid to you, if living, otherwise to your estate (in accordance with applicable state law). Thrivent Financial bylaws list persons eligible to be beneficiaries. You may designate beneficiaries as either first, second or third class. Unless otherwise specified, we will distribute death proceeds in the following order to beneficiaries:

♦	equally to the beneficiaries in the first class. If none are living, then;

♦	equally to the beneficiaries in the second class. If none are living, then;

♦	equally to the beneficiaries in the third class.

If a beneficiary dies within 15 days after the death of the Annuitant, we will consider the beneficiary to have died before the Annuitant for purposes of paying the death proceeds.

No beneficiary change shall take effect unless received by Thrivent Financial at its principal office or corporate headquarters. When it is received, any change shall take effect as of the date the request for beneficiary change was signed, as long as the request for change was mailed or actually delivered to Thrivent Financial while the insured was alive. Such beneficiary change shall be null and void where Thrivent Financial has made a good faith payment of the proceeds or has taken other action before receiving the change.

If you elect not to have a guaranteed payment period or all Annuitants live beyond the guaranteed payment period, no death proceeds will be payable.

Assignment of Ownership

The Contract cannot be sold, assigned, discounted, or pledged as collateral for a loan or as surety for performance of an obligation or for any other purpose.

ANNUITY PAYMENTS

Selecting an Annuity Payment Option

The annuity payment option specifies the type of annuity to be paid and determines how long the annuity will be paid, the frequency of payment, and the amount of the first Annuity Payment. You must select the Annuity Payment option when applying for the Contract. You may not change the type of Annuity Payment option once we issue the Contract.

If you choose a life income payment option, you must elect to characterize your Contract and its Annuity Payments as either revocable or irrevocable. (However, some states do not allow the characterization of a Contract as revocable.) For all other payment options, your Contract will be revocable. If you elect the irrevocable option, you cannot later change the Annuity Payments, or receive a withdrawal or surrender from the Contract. If you elect the irrevocable option, you cannot later change to the revocable option once we issue the Contract. If your Contract is revocable you can:

♦	change the duration of the guaranteed payment period (to a shorter period);

♦	receive withdrawals; and

♦	surrender the Contract.

If your Contract is revocable and you have chosen a life income payment option, you can later characterize your Contract as irrevocable. However, once you characterize your Contract as irrevocable, you cannot later change it to a revocable Contract once the change is made.

If you do not have any other sources of funds for emergencies or other financial needs which may arise, an irrevocable Contract may be inappropriate for you. In addition, even though you can take withdrawals from or surrender a revocable Contract, a revocable Contract may be inappropriate for you if you intend on taking additional withdrawals from or surrendering the Contract, particularly in the short term. Withdrawals or surrenders from a revocable Contract result in the assessment of indirect withdrawal or surrender charges, and the calculation of new commuted values. See Contract Fees and Charges for more information regarding the calculation of commuted values and the assessment of indirect withdrawal or surrender charges.

You must also select the Subaccounts and/or the Fixed Account to which we will apply your premium. We reserve the right to limit the number of allocations to subaccounts and fixed account. Except as discussed in Free Look Period, the annuity unit value for each Subaccount selected as of the Valuation Date when we receive your premium, will be used to calculate the number of annuity units which determine your first variable Annuity Payment. Your total Annuity Payment will be the Fixed Account Annuity Payment, if any, plus the Variable Account Annuity Payment.

If you do not specify an Annuity Payment option, we will treat your application as not being in good order. If you do not specify whether or not the Contract and its Annuity Payments will be irrevocable or revocable, we will issue the Contract as revocable.

You must also tell us at time of application which financial institution and account you would like your payments sent to or if you wish to receive your payment by check. If you select a financial institution, we will send your Annuity Payments via electronic funds transfer to the financial institution that you request. If the owner of the Contract is not named on the account at the financial institution receiving the Annuity Payments, we will require a Medallion Signature Guarantee.

Annuity Payment Options

Fixed Period Income

Subject to our approval, we make Annuity Payments at regular intervals for a fixed number of payments, not to exceed 30 years. We call this payment period the “guaranteed payment period.” At the end of the guaranteed payment period, all of the Annuity Payments will have been paid, the commuted value of the Contract will be zero, and the Contract will terminate.

ANNUITY PAYMENTS

Life Income with Guaranteed Payment Period

We make Annuity Payments at regular intervals for the lifetime of the Annuitant. If the Annuitant dies during the guaranteed payment period, we will continue payments to the beneficiary to the end of the guaranteed payment period. You may generally choose a guaranteed payment period of 0 to 30 years at the time we issue the Contract. The amount of the payments depends upon the sex and age of the Annuitant, at the time we issue the Contract. If you select a shorter guaranteed payment period, you will receive larger Annuity Payments. Both the commuted value and death proceeds, however, will be smaller if the guaranteed payment period is shorter. If you die after the end of the guaranteed payment period, no death proceeds will be payable. Also, no surrenders or withdrawals are permitted after the end of the guaranteed payment period. If you have poor health or have a shortened life expectancy, you may want to consider selecting a longer guaranteed payment period.

Joint and Survivor Life Income with Guaranteed Payment Period

We make Annuity Payments at regular intervals for the lifetime of both Annuitants. The Annuitants will also own the Contract as joint owners. For an IRA or qualified plan, the IRA owner or qualified plan will remain the owner. Upon the death of one of the Annuitants, we will continue payments for the lifetime of the surviving Annuitant. If both Annuitants die during the guaranteed payment period, we will continue payments to the beneficiary to the end of that period. You may generally choose a guaranteed payment period of 0 to 30 years at the time of issue. You may also choose to have the Annuity Payment reduced after the death of the first Annuitant. The Annuity Payment may be reduced by a factor of 1/2, 1/3, or 1/4. We will reduce the payments immediately after the later of the first death of one of the Annuitants and the end of the guaranteed payment period. A higher reduction amount will result in a higher payment while both Annuitants are alive. The amount of the payments depends upon the age and sex of the Annuitants at the time of issue.

Annuity Payment Dates

Annuity Payments may be made monthly, quarterly, semi-annually and annually. In addition, payments may be made annually but paid monthly. Under this payment option, the Annuity Payment will be distributed from the variable Subaccounts annually, but will be placed in the Fixed Account to earn interest. We will then make monthly payments from the Fixed Account for the remainder of the year.

You may select the Annuity Payment Date. If you do not select a payment date, the Annuity Payment Date will be the same day of the month as the Issue Date. In the event that you do not select a payment frequency, Annuity Payments will be made monthly. Once you select the Annuity Payment frequency or the Annuity Payment Date, neither may be changed.

After the first Annuity Payment, we compute subsequent payments on the date you elect to receive Annuity Payments.

Fixed Account Annuity Payments

You may choose to deposit some or none of your premium in the Fixed Account portion of the Contract.

Premiums deposited in the Fixed Account will fund guaranteed periodic payments. We will determine the guaranteed Annuity Payment at the time we issue the Contract. We may pay more than the guaranteed Annuity Payment if the investment experience of the Fixed Account is more favorable than the guaranteed interest rate shown in the Contract. We may also pay more than the guaranteed payment if our mortality experience or administration expenses are favorable. We may change the amount of the Fixed Account Annuity Payment at any time, but will not pay an amount lower than the guaranteed payment.

Premiums placed in the Fixed Account may not be transferred to the Subaccounts.

ANNUITY PAYMENTS

Variable Annuity Payments

First Variable Annuity Payment

Variable Annuity Payments are periodic payments we make, the amount of which varies from one Annuity Payment Date to the next as a function of the net investment performance of the Subaccounts you selected. The dollar amount of the first variable Annuity Payment depends on the Annuity Payment option chosen, the age of the Annuitant, the gender of the Annuitant (if applicable), the amount of premium applied to purchase the variable Annuity Payments, and an assumed investment return that you select.

The dollar value of the first variable Annuity Payment is the sum of the first variable Annuity Payments attributable to each Subaccount. The dollar amount of the first total Annuity Payment is the sum of the first variable Annuity Payment and the Fixed Account Annuity Payment.

The first payment is made at the time of issue. The second payment is made on the next Annuity Payment Date. However, if this results in the second payment being received in the same month as the Issue Date, the second payment will be made on the requested date of the next Annuity Payment thereafter.

Annuity Units

We initially determine the number of annuity units for each Subaccount on the Issue Date. We calculate the number of annuity units for each Subaccount by dividing the amount of the first variable Annuity Payment allocable to that Subaccount by the annuity unit value for that Subaccount on the Issue Date. The number of annuity units attributable to each Subaccount under a Contract remains fixed unless there is a transfer of annuity units between Subaccounts.

Subsequent Variable Annuity Payments

We determine the dollar amount of each subsequent variable Annuity Payment attributable to each Subaccount by multiplying the number of annuity units of that Subaccount by the annuity unit value for that Subaccount for the Valuation Period ending on the Annuity Payment Date, or during which the Annuity Payment Date falls. We aggregate the subsequent variable Annuity Payments for each Subaccount to determine the variable Annuity Payment. When an Annuity Payment Date would fall on a day that is not a Valuation Date, we calculate the variable Annuity Payment as of the Valuation Date immediately preceding what would have been the Annuity Payment Date.

The annuity unit value of each Subaccount for any Valuation Period is equal to:

♦	the annuity unit value for the preceding Valuation Period; multiplied by the Subaccount investment factor for the current Valuation Period; multiplied by

♦	a daily discount factor which adjusts the annuity unit value to reflect the assumed investment return. This factor is compounded to reflect the number of days in the Valuation Period.

Subaccount Investment Factor

The Subaccount investment factor for any Valuation Period is equal to:

♦	the net asset value of the corresponding Portfolio at the end of the Valuation Period;

♦	plus the amount of any dividend, capital gain or other distribution paid by the Portfolio if the “ex-dividend” date occurs during the Valuation Period;

♦	plus or minus any cumulative credit or charge for taxes reserved from the operation of the portfolio;

♦	minus the dollar amount of the mortality and expense risk charge we deduct each day in the Valuation Period; and

♦	divided by the net asset value of the corresponding Portfolio at the beginning of the Valuation Period.

ANNUITY PAYMENTS

Assumed Investment Return

The annuity unit value for each Subaccount will increase or decrease from one Annuity Payment Date to the next in direct proportion to the net investment return of that Subaccount less an adjustment for assumed investment return that you selected. The purpose of the adjustment is to ensure the annuity unit value only changes when the Subaccount investment factor represents a rate of return greater than or less than the assumed investment return you selected.

The Contract permits you to select one of three assumed investment returns: 3%, 4% or 5%. A higher assumed investment return will result in a higher initial payment, a more slowly rising series of subsequent payments when actual investment performance (annualized, less deductions and expenses) exceeds the assumed investment return, and a more rapid drop in subsequent payments when actual investment performance (annualized, less any deductions and expenses) is less than the assumed investment return.

For example, if you select a 5% assumed investment return and if the net investment return of the Subaccount is equal to 5% annualized, the variable Annuity Payment attributable to that Subaccount for that period will be the same as the previous variable Annuity Payment. To the extent that the Subaccount’s net investment return exceeds an annualized rate of return of 5% for a payment period, the variable Annuity Payment for that period will be more than the previous variable Annuity Payment. To the extent that the Subaccount’s return is less than an annualized rate of 5%, the variable Annuity Payment for that period will be less than the previous variable Annuity Payment.

TRANSFERS AMONG SUBACCOUNTS AND/OR THE FIXED ACCOUNT

Except for certain restrictions mentioned below, you may transfer the annuity units of one or more Subaccounts to one or more other Subaccounts and/or the Fixed Account. We will process requests for transfer that we receive in good order at our Service Center before 4:00 p.m. Eastern Time as of the close of business on that Valuation Date. We will process requests we receive at our Service Center after that time as of the close of business on the following Valuation Date.

To accomplish a transfer from a Subaccount, we will redeem the annuity units in that Subaccount and reinvest that value in annuity units of the other Subaccounts and/or the Fixed Account you specified. We impose the following restrictions on transfers:

♦	You may make up to twelve transfers in each Contract Year. We consider all amounts transferred in the same Valuation Period to be one transfer. It is not dependent upon the number of originating or destination Subaccounts.

♦	You may not transfer from the Fixed Account.

TRANSFERS AMONG SUBACCOUNTS

Frequent Trading Policies

Because short-term or frequent transfers, purchases and redemptions of Contract value among Subaccounts pose risks to Contract Owners, we place limits on frequent trading practices. Such risks include potentially impaired investment performance due to disruption of Portfolio management strategies, increased transactions costs, and dilution of fund shares (and therefore unit

TRANSFERS AMONG SUBACCOUNTS

values) thereby negatively impacting the performance of the corresponding Subaccount.

We have policies and procedures to discourage frequent transfers of value among Subaccounts. We use reasonable efforts to apply the policies and procedures uniformly. Several different tactics are used to detect and prevent excessive trading within the Subaccounts.

As described in other sections, we impose a fee if the transfers made within a given time period exceed a maximum contractual number. See Fee Tables.

We also use a combination of monitoring Contract Owner activity and further restricting certain Contract Owner transfers based on a history of frequent transfers among subaccounts. When monitoring Contract Owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers and trading patterns. In making this evaluation, we may consider trading in multiple contracts under common ownership or control.

We reserve the right, in our sole discretion, to identify other trading practices as abusive.

If we determine that you are engaging in excessive trading activity, we will request that you cease such activity immediately. If we determine that you are continuing to engage in excessive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject, or restrict any transfer request, without notice for any reason.

In addition, the underlying funds may have adopted restrictions designed to discourage frequent trading practices, and we reserve the right to enforce these policies and procedures.

Although we seek to deter and prevent frequent trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in such trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. Contract Owners still may be subject to their harmful effects if Thrivent Financial is unable to detect and deter abusive trading practices.

SURRENDERS AND WITHDRAWALS

You may be able to withdraw or surrender the Contract if you elect the revocable life income payment option at the time you purchase your Contract. However, you may not surrender or withdraw from the Contract if you elect the irrevocable life income payment option.

If you elected the revocable life income payment option, you may surrender the Contract at any time while an Annuitant is alive and the payment option is within the period certain. If you elected a fixed period income, you may withdraw up to the commuted value of the Contract. If you elected a Single or Joint Life Income, you may withdraw up to the commuted value of the Contract less all previous withdrawals. Withdrawals decrease subsequent Annuity Payments. To completely surrender the Contract you must submit a signed Written Request on an approved surrender form to our Service Center.

To make a withdrawal you may submit an approved form, or if you have authorized telephone transactions, you may phone in your request.

SURRENDERS AND WITHDRAWALS

The surrender or withdrawal will not be processed until we receive your surrender request in good order at our Service Center. You may obtain the approved Thrivent Financial form by contacting your Thrivent Financial representative or calling our Service Center at (800) THRIVENT. We do not accept telephone requests for full surrenders. We must receive a withdrawal or surrender request by 4:00 p.m. Eastern Time on a Valuation Date in order to process it on the same day. We will send your withdrawal or surrender amount by electronic funds transfer to the financial institution that you request or by check to address of record.

Generally, we will pay you the requested withdrawal or surrender amount within seven days of our receipt of your request. In certain cases we may postpone payment of your withdrawal or surrender beyond the seven days. Please see Postponement of Payments for more information.

You may select the source of a withdrawal by specifically indicating the Subaccount or Fixed Account. However, we must agree to any selection. If you request a withdrawal and do not specify the source of the withdrawal (the specific Subaccount(s) or Fixed Account), we will take the withdrawal on a pro rata basis from each Subaccount and the Fixed Account. You may not withdraw less than $1,000 at one time. If you take a withdrawal, we will issue you a supplemental Contract for the remaining Annuity Payments.

You must have a Medallion Signature Guarantee if you want to surrender or withdraw a value of $500,000 or more. Certain surrender requests of less than $500,000 require either a Medallion Signature Guarantee, a notarized signature, or an attestation of your signature by a Thrivent registered representative. These authentication procedures are designed to protect against fraud. Such an authentication procedure may be required for:

♦	Surrender of a value of $100,000 or more;

♦	Request to send proceeds to an address other than the one listed on the account;

♦	Request to wire funds or directly deposit funds to a bank account with a bank name registration different than the bank name of the account;

♦	Request to make redemption proceeds payable to someone other than the current owner;

♦	Request to withdraw or surrender if there has been a change of address on the account within the preceding 15 days; and

♦	Certain other transactions as determined by us.

A Medallion Signature Guarantee is a stamp provided by a financial institution that guarantees your signature. You sign the Thrivent Financial approved form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, brokerage firm, credit union, or a savings bank participating in the Medallion Signature Guarantee Program. We may waive the Medallion Signature Guarantee in limited circumstances. A Notary Public is an individual who is authorized to authenticate signatures and can be found in law firms or many of the same places that an individual who provides Medallion Signature Guarantees can be found. Attestation by a financial representative requires the verification and witness of your signature by a Thrivent Financial representative. A withdrawal or surrender may result in adverse tax consequences, including the imposition of a 10% federal premature distribution penalty For all surrenders, you should consider the tax implications of a surrender before you make a surrender request. See Federal Tax Status.

For more complete instructions pertaining to your individual circumstances, please contact our Service Center at (800) 847-4836.

DEATH OF THE OWNER AND/OR ANNUITANT

If you are a joint Annuitant and joint owner, and die during the guaranteed payment period, we will continue making payments to the surviving joint owner, if any. The surviving joint owner, if any, will become the sole Annuitant and owner. If you are a joint Annuitant and joint owner and die after the end of the guaranteed payment period, we will make payments to the surviving joint owner, if any, based upon the reduction factor you selected.

If you are the only Annuitant and owner and die during the guaranteed payment period, we will continue making payments to your beneficiary for the remainder of the guaranteed payment period, if any. Your beneficiary will have the option of receiving the commuted value as a single lump sum in lieu of continuing to receive payments.

If you are the only Annuitant and owner and die after the guaranteed payment period, no death proceeds would be payable.

If the owner is an entity, upon the Annuitant’s death, we will continue making payments to the beneficiary for the remainder of the guaranteed payment period, if any. Generally, the owner will also be the beneficiary. The beneficiary will have the option of receiving the commuted value as a single lump sum in lieu of continuing to receive payments. If the Annuitant died after the guaranteed payment period, no death proceeds would be payable.

Upon your death, any remaining Annuity Payments will be distributed at least as rapidly as under the method of distribution being used as of the date of your death.

We will calculate the death proceeds payable as of the date of death when we receive notice of the death at our Service Center.

We will not recover from the payee or recipient any Annuity Payments made on or after the date of death but before we receive notice of the death at our Service Center if the Annuity Payment(s) is made within a guaranteed payment period.

Before we can process any death proceeds, we must receive at our Service Center:

♦	proof that the Annuitant or owner died;

♦	a completed claim form; and

♦	any other information that we reasonably require to process the claim.

Upon receipt at our Service Center of instructions in proper form from the beneficiary or owner to resume Annuity Payments, we will make any Annuity Payments that had gone unpaid since we received notice of the death. We will then resume making Annuity Payments. If we receive instructions to pay the death proceeds in a lump sum, we will calculate the commuted value as of the date of death, plus interest, minus any Annuity Payments made before we were notified of the death.

CONTRACT FEES AND CHARGES

We may profit from one or more of the charges deducted under the Contract. We may use these profits for any corporate purpose, including financing the distribution of the Contracts.

Withdrawal or Surrender Charge

There is no sales charge deducted from your premium payment. There also is no direct withdrawal or surrender charge applicable to the Contract, but if you withdraw from or surrender the Contract, we will pay you the commuted value of the Contract. We calculate

CONTRACT FEES AND CHARGES

the commuted value you receive for the Fixed Account using an interest rate that is 0.5% higher than the rate used to determine the Annuity Payments. For variable Subaccounts, we currently use an interest rate that is 0.5% greater than the assumed investment return that you selected. Since we use a higher interest rate in calculating the commuted value, the Contract has an indirect withdrawal and surrender charge. Also, the amount that you will receive upon a withdrawal or surrender of the Contract will be less than you would have received had you chosen to continue receiving Annuity Payments. While there is no direct surrender charge, the computation of the commuted value assumes an indirect charge that varies with each situation. However, this indirect charge will never exceed 9%.

Transfer Charge

You may make twelve free transfers in each Contract Year. We will charge you $25 for each subsequent transfer.

Mortality and Expense Risk Charge

To compensate us for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge from the net assets of each Subaccount in the Variable Account. We impose a mortality and expense risk charge at an annual rate of 1.25% of the average daily net assets of such Subaccount in the Variable Account for the mortality and expense risks it assumes under the Contract.

In assuming the mortality risk, we incur the risks that our actuarial estimate of mortality rates may prove erroneous, and Annuitants will live longer than expected. If the mortality and expense risk charge and other charges under a Contract are insufficient to cover the actual mortality costs and administrative expenses incurred by us, we will bear the loss. Conversely, if the mortality and expense risk charge proves more than sufficient, we will keep the excess for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from this charge.

Miscellaneous

Because the Variable Account purchases shares of the Fund, the net assets of the Variable Account will reflect the investment advisory fees or other expenses incurred by the Fund. See Fee and Expense Tables and the accompanying current prospectus of the Fund.

We reserve the right to impose charges or establish reserves for any federal or local taxes that we incur today or may incur in the future and that we deem attributable to the Contract.

Taxes

Currently, we do not assess a charge against the Variable Account for federal income taxes or state premium taxes. We may assess such a charge in the future if income or gains within the Variable Account result in any federal income tax liability to us or we become subject to state premium taxes. Charges for any other taxes attributable to the Variable Account may also be made. See Federal Tax Status.

GENERAL INFORMATION ABOUT THE CONTRACT

The Entire Contract

The entire Contract between you and us consists of:

♦	the Contract;

♦	the application;

♦	endorsements or amendments, if any; and

♦	the Thrivent Financial Articles of Incorporation and Bylaws in force as of the Issue Date of your Contract.

We treat any statements you make in the application as representations and not warranties. We will not use a statement to void the Contract or to deny a claim unless it appears in the application. No representative of ours except the president or the secretary may change any part of the Contract on our behalf. We will not be able to contest the Contract after it has been in effect for two years from its Issue Date, provided that the Annuitant is still living.

Gender Neutral Benefits

In 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that the application of sex-distinct actuarial tables to employees based upon their gender in calculating the amount of retirement benefits violates Title VII of the Civil Rights Act of 1963. Because of this decision, employer-sponsored retirement plans may not use sex-distinct actuarial annuity rates in determining benefits.

Generally, annuity payments described in this Prospectus are determined using sex-distinct actuarial tables based on the Annuitant’s gender. However, annuity payments will be based on a gender neutral basis for the following:

♦	Contracts used in an employer sponsored retirement plan;

♦	Contracts issued in Massachusetts (beginning January 1, 2009); and

♦	Contracts issued in Montana (beginning October 1, 1985).

State Variations

Any state variations in the Contract are covered in a special policy form for use in that state. This Prospectus provides a general description of the Contract. Your actual Contract and any endorsements are the controlling documents. If you would like to review a copy of the Contract and endorsements, contact our Service Center.

Reports to Contract Owners

At least annually, we will mail you a report showing the Annuity Payments for your Contract as of a date not more than two months prior to the date of mailing and any further information required by any applicable law. We will mail your report to your last known address unless prior mailings have been returned undeliverable to us. We will make a reasonable effort in these situations to locate you in order to continue mailing your report and other related documents. Please notify the Service Center if your address has changed.

Date of Receipt

Unless we state otherwise, the date of receipt by us of any premium made, Written Request, telephone request or any other communication is the actual date it is received at our Service Center in proper form. If we receive them after the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time or on a date which is not a Valuation Date, we will consider the date of receipt to be the next Valuation Date.

Payment by Check

If you make a premium by check and your check is returned to us for insufficient funds, we do reserve the right to seek reimbursement for any payments we made to you.

GENERAL INFORMATION ABOUT THE CONTRACT

Postponement of Payments

We may defer payment of any surrender, death benefit or Annuity Payment amounts that are in the Variable Account if:

(1)	The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

(2)	An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.

Transfers and allocations among the Subaccounts and the Fixed Account may also be postponed under these circumstances.

Anti-Money Laundering

In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of federal law. Among other things, this program requires us, our financial representatives and customers to comply with certain procedures and standards that serve to ensure that our customers’ identities are properly verified and that premiums are not derived from improper sources. We reserve the right to verify any information received by accessing information maintained in databases internally or externally.

Applicable laws designed to prevent terrorist financing and money laundering might in certain circumstances, require us to block certain transactions until we receive authorization from the appropriate regulator.

Our anti-money laundering program is subject to change without notice to account for changes in applicable laws or regulations. We may also make changes as a result of our ongoing assessment of exposure to illegal activity.

Maintenance of Solvency

This provision applies only to values in the Fixed Account.

If our reserves for any class of Contract become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member’s fair share of the deficiency. If the payment is not made, it will be charged as a loan against the Contract with an interest rate of 5% per year. You may choose an equivalent reduction in benefits instead of or in combination with the loan. Any indebtedness and interest charged against the Contract, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary, or collateral assignee under the Contract.

Contract Inquiries

You may make inquiries regarding the Contract by writing or calling our Service Center at 1-800-THRIVENT (1-800-847-4836).

FEDERAL TAX STATUS

General

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Code,

FEDERAL TAX STATUS

Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address any federal estate or gift tax consequences, or any state or local tax consequences, associated with the Contract. In addition, we make no guarantee regarding any tax treatment—federal, state, or local—of any Contract or any transaction involving a Contract.

Tax Status of the Variable Account

The Variable Account is not separately taxed as a “regulated investment company” under the Code, but rather is treated as our separate account. Under current law, both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without taxation to us. However, we reserve the right in the future to make a charge against the Variable Account or the Contract for any federal, state, or local income taxes that we incur and determine to be attributable to the Variable Account or the Contract.

Taxation of Annuities in General

The following discussion assumes that the Contract is not used in connection with a Qualified Plan.

Tax Treatment as an Annuity

Under current law, a Contract is eligible to be taxed as an annuity contract as described below only if certain requirements are met. These requirements are: (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations; (2) the Company, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; and (3) the Contract Owner is an individual, an individual is treated as the Contract Owner for tax purposes, or another exception in the tax law (such as the exception for an “immediate annuity”) applies.

Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these rules, the Contract will not be treated as an annuity contract for federal income tax purposes, with the result that the Contract Owner may be subject to income tax treatment that is more adverse than described below. We expect that the Variable Account, through the Fund, will comply with these rules.

Ownership Treatment. In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account used to support their contracts. In those circumstances, the account’s income and gains would be currently includible in the contract owners’ gross income. The Internal Revenue Service (the “IRS”) has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in IRS rulings in which the contract owners were determined not to be the owners of the assets of a segregated asset account. For example, the Contract Owner has the choice of more investment options to which to allocate the single premium payment and to reallocate annuity unit values than were addressed in those rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or

FEDERAL TAX STATUS

the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

Contracts Not Owned by Individuals. As a general rule, Contracts held by “nonnatural persons” such as a corporation, trust, or other similar entity are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Contract Owner during the taxable year. However, this rule generally will not apply to a Contract held by a trust or other entity which holds the Contract as an agent for a natural person. In addition, this rule will not apply to a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity income period. The rule also will not apply to: (1) a Contract acquired by the estate of a decedent by reason of the death of the decedent; (2) Contracts used in connection with certain Qualified Plans; (3) Contracts purchased by employers upon the termination of certain Qualified Plans; and (4) certain Contracts used in connection with structured settlement agreements.

Distribution Requirements. The Code requires that nonqualified Contracts contain specific provisions for distribution of proceeds upon the death of any owner. In order to be treated as an annuity Contract for federal income tax purposes, the Code requires that such Contracts provide that if any owner dies on or after the annuity commencement date and before the entire interest in the Contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. Under the Contract, the beneficiary is the designated beneficiary of an owner/Annuitant and the successor owner is the designated beneficiary of an owner who is not the Annuitant. If any owner is not a natural person, then for purposes of these distribution requirements, the primary Annuitant shall be treated as an owner and any death or change of such primary Annuitant shall be treated as the death of an owner. The nonqualified Contracts contain provisions intended to comply with these requirements of the Code.

The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

Taxation of Annuity Income Payments

Normally, the portion of each annuity income payment includible in income for federal tax purposes is the excess of the payment over an exclusion amount. In the case of variable income payments, this exclusion amount is the “investment in the contract” allocated to the Variable Account when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected. In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment, by (2) the ratio of the investment in the contract allocated to our Fixed Account, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments. For these purposes, the expected number or amount of annuity income payments is determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected. Also, the investment in the contract at any time equals the single premium paid for the Contract less any amounts received from the Contract up to that time which were excludable from income.

Once the total amount of the investment in the contract is excluded using the above formulas, annuity income payments will be fully taxable. All amounts includible in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the lower rates currently applicable to long-term capital

FEDERAL TAX STATUS

gains and corporate dividends. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

Income from annuities will be subject to the Medicare Tax on Investment Income. This tax will be imposed on individuals with and modified adjusted gross income (MAGI) of more than $200,000 and joint filers with an MAGI of more than $250,000. Generally, the tax rate will be 3.8% of the lesser of the net investment income or the amount the MAGI exceeds the threshold amount.

Taxation of Withdrawals and Surrenders

In the case of a withdrawal, the amount received may be includible in income for federal tax purposes in whole or part. While the amount so includible is not entirely clear, it may equal the amount by which the commuted value of the Contract before the withdrawal exceeds the investment in the contract (defined above). In the case of a surrender, the amount received is includible in income to the extent that it exceeds the investment in the contract.

Tax Treatment of Life Income with Guaranteed Payment Period After Annuitant’s Death

Where a guaranteed payment period exists under a life income option and the Annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows: (1) if received as the commuted value in a lump sum, the payment is includible to the extent that it exceeds the unrecovered investment in the contract; or (2) if distributed in accordance with the existing annuity income option, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

Technically, the amount of any payment from the Contract that is includible in income is subject to a 10% penalty tax. However, this penalty tax does not apply to any payment: (1) received on or after the Contract Owner attains age 59 1⁄2; (2) attributable to the Contract Owner’s becoming disabled (as defined in the tax law); (3) made on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law); (4) that is part of a series of substantially equal periodic payments, not less frequently than annually, for the life or life expectancy of the Contract Owner or the joint lives or joint life expectancies of the Contract Owner and a designated beneficiary (as defined in the tax law); or (5) made under a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Exchanges of Annuity Contracts

We may issue the Contract in exchange for another annuity contract. Such an exchange will be income tax free if certain requirements are satisfied (a 1035 Exchange). If the exchange is tax free, the investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange. You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract.

Qualified Plans

The Contracts also are designed for use with several types of Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contracts issued in connection with them. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

FEDERAL TAX STATUS

The tax rules applicable to Qualified Plans, and to a Contract when used in connection with a Qualified Plan, vary according to the type of plan and the terms and conditions of the plan itself, and they take precedence over the general annuity tax rules described above. For example, for annuity income payments, withdrawals, and surrenders under Contracts used in Qualified Plans, there may be no “investment in the contract,” with the result that the total amount received may be includible in income. The includible amount is taxed at ordinary income tax rates, and a 10% penalty tax also may apply. Exceptions to this penalty tax vary depending on the type of Qualified Plan involved; in the case of an Individual Retirement Annuity (discussed below), exceptions comparable to those described above are available.

The following briefly describes certain types of Qualified Plans in connection with which we may issue a Contract.

Individual Retirement Accounts and Annuities. Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Account or an Individual Retirement Annuity (collectively known as an “IRA”). IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible to do so, and on the time when distributions may commence. Also, subject to certain requirements discussed below, you may “roll over” distributions from certain Qualified Plans on a tax-deferred basis into an IRA.

Roth IRAs. Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, “qualified distributions” (those that satisfy certain waiting and use requirements) from a Roth IRA will be excludable from income. Subject to certain restrictions, a distribution from an eligible employer-sponsored qualified plan may be directly moved to a Roth IRA. This movement is called a “qualified rollover contribution.”

Section 403(b) Plans. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational, and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of premium payments from income for federal tax purposes. Subject to plan provisions, distributions from a Contract purchased under section 403(b) may be paid only when the employee reaches age 59 1⁄2, separates from service, dies, or becomes disabled, the 403(b) plan terminates, or in the case of financial hardship. As a result, the Contract Owner will not be entitled to exercise withdrawal or surrender rights under the Contract unless one of the above conditions is satisfied.

For contracts maintained pursuant to an employer sponsored 403(b) plan, we may require the employer’s signature to process any requests for withdrawal, surrender, rollover or transfers to another contract.

Direct Rollovers

If your Contract is purchased under section 403(b) of the Code or is used in connection with certain other Qualified Plans, any “eligible rollover distribution” from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from certain Qualified Plans (including from a Contract purchased under section 403(b)) excluding amounts such as minimum distributions required under the Code. Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, the Owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not

FEDERAL TAX STATUS

apply if the distribution is directly rolled over to an IRA or to another eligible retirement plan.

Federal Income Tax Withholding

We will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the payee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates applicable to the taxable portion of annuity income payments (other than eligible rollover distributions made in connection with Qualified Plans) are the same as the withholding rates generally applicable to payments of wages. Further, a 10% withholding rate applies to the taxable portion of non-periodic payments (including withdrawals and surrenders), and as discussed above, the withholding rate applicable to eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Contract Owner (or other applicable taxpayer) remains liable for payment of federal income tax on Contract distributions.

VOTING RIGHTS

To the extent required by law, we will vote the Fund’s shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund’s shares in our own right, we may elect to do so.

The number of votes which a Contract Owner or person entitled to receive Annuity Payments has the right to instruct will be calculated separately for each Subaccount. The number of votes which each Contract Owner has the right to instruct will be determined by dividing a Contract’s value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. The number of votes which each person entitled to receive Annuity Payments has the right to instruct will be determined by dividing the Contract’s reserves in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Portfolio which the Contract Owner or person entitled to receive Annuity Payments has the right to instruct will be determined as of the date coincident with the date established by the Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund.

Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. Any Portfolio shares held by us or our affiliates in general accounts will, for voting purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.

SALES AND OTHER AGREEMENTS

Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent Financial, is a registered broker- dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.

The financial representative in this transaction is a duly licensed registered representative of Thrivent Investment Management Inc. and is also an appointed insurance agent of Thrivent Financial. The financial representative receives commissions and other incentives, which may be substantial, from Thrivent Financial in return for serving as its agent for the sale of the Contracts. This compensation is separate from, and in addition to, any fee you may be paying for investment advisory services including financial planning services, and may vary depending on the size of the Contract purchased, the total number of insurance contracts or annuity contracts sold by the financial representative, and other factors including whether you currently own a product sold by Thrivent Financial or our affiliates. The commissions that the financial representative receives typically will increase as the size of the Contract increases, but will not result in any charge to you in addition to the charges already described in this Prospectus. (Commissions and other incentives are described below.) As a result, the financial representative may have a conflict of interest if he or she is acting as your representative for advisory services and acting as an agent of ours for purposes of the sale of the Contract.

Our financial representatives sell almost exclusively insurance and annuity products of ours. It is more profitable for us and our affiliates if you purchase products issued by us instead of those issued by other insurance companies. As a result, we typically have a financial interest in the sale of the Contract, and an incentive to recommend that you purchase a contract issued by Thrivent Financial instead of a contract issued by another company. Sales of Thrivent Financial insurance products, which includes variable annuity and variable life insurance contracts, helps support our mission of service to congregations and communities. This gives both the organization and our members an opportunity to promote volunteerism, aid those in need, strengthen non-profit organizations and address critical community needs.

In addition, compensation varies by product type. As a result, your financial representative in this transaction may have a financial incentive to recommend that you purchase one product instead of another.

From time to time and in accordance with applicable laws and regulations, financial representatives are eligible for various incentives. These include cash incentives such as bonuses and sales incentives, and non-cash incentives such as conferences, seminars and trips. Sales of Contracts may help the financial representative in this transaction and/or his or her supervisors qualify for such incentives. Compensation consists of commissions, bonuses and promotional incentives. Commissions range from 1.00% to 2.00% of premiums paid into the Contract. Commission rates are the same for all ages. Your financial representative may receive cash bonuses ranging from 0% to 50% of base commissions, if eligible. Your financial representative may also receive asset-based compensation at .1% of the account value, if eligible.

In addition to commissions, we may pay or provide other promotional incentives. If, in the case of a full surrender, we persuade you to retain your contract instead of surrendering it, your financial representative may be eligible for a retention bonus. Financial representatives may be eligible for promotional incentives depending on the level of their sales of these contracts as well as the other products we offer. These promotional incentives may include, but are not limited to:

♦	sponsorship of marketing, educational, compliance meetings and conferences, including subsidy of

SALES AND OTHER AGREEMENTS

travel, meal, lodging, entertainment and other expenses related to these meetings;

♦	marketing support related to sales of the contract including for example, the creation of marketing materials and advertising; and

♦	providing services to contract owners.

These promotional incentives or reimbursements may be calculated as a percentage of the financial representative’s total assets attributable to sales of the contract or may be a fixed dollar amount. This additional compensation may provide an incentive for the financial representative to favor the contracts over other products.

In addition, our home office employees, as well as our field management personnel who manage our financial representatives, are eligible to receive incentive compensation, based on the amount of sales by the financial representatives of ours and others insurance and annuity products.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent Financial nor Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of Thrivent Financial and the Variable Account are contained in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

♦ Introduction
♦ Principal Underwriter
♦ Standard and Poor’s Disclaimer
♦ Independent Registered Public Accounting Firm and Financial Statements

You may obtain a copy of the SAI and all other documents required to be filed with the SEC without charge by calling us at 1-800-THRIVENT (1-800-847-4836), going online at thrivent.com, or by writing us at Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001.

You may obtain copies of the prospectus, SAI, annual report and all other documents required to be filed with the Securities and Exchange Commission at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling (202) 551-8090. Reports and other information about Thrivent Variable Annuity Account II are available on the Commission’s web site at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, U.S. Securities & Exchange Commission, 100 F Street, N.E., Washington, DC 20549.

THRIVENT VARIABLE ANNUITY ACCOUNT II

1933 Act Registration No. 333-71853

1940 Act Registration No. 811-09225

Please send me the Statement of Additional Information (SAI) for the:

Single Premium Immediate Variable Annuity

(Thrivent Variable Annuity Account II)

(Name)		(Date)

(Street Address)

(City)	(State)	(Zip Code)

APPENDIX A—CONDENSED FINANCIAL INFORMATION

The following tables show the historical performance of Accumulation Unit Values for each of the previous years ending December 31, for which the relevant Subaccount has been in existence. The date on which operations commenced in each price level is noted in parentheses. This information is derived from the financial statements of the Variable Account and should be read in conjunction with the financial statements, related notes and other financial information of the Variable Account included in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by contacting us at 1-800-THRIVENT (1-800-847-4836) or visiting our website at www.thrivent.com.

Year ended Dec. 31,	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Thrivent Aggressive Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$16.86	$13.34	$12.12	$12.78	$11.01	$8.53	$13.77	$12.75	$11.35	$10.00
value at end of period	$17.65	$16.86	$13.44	$12.12	$12.78	$11.01	$8.53	$13.77	$12.75	$11.35
number outstanding at end of period (000 omitted)	88	104	112	121	128	141	154	164	158	19

Thrivent Moderately Aggressive Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$16.27	$13.58	$12.19	$12.70	$11.14	$8.69	$13.22	$12.42	$11.12	$10.00
value at end of period	$17.04	$16.27	$13.58	$12.19	$12.70	$11.14	$8.69	$13.22	$12.42	$11.12
number outstanding at end of period (000 omitted)	577	574	625	642	717	777	803	820	647	180

Thrivent Moderate Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$15.59	$13.71	$12.43	$12.71	$11.32	$9.04	$12.66	$12.01	$10.91	$10.00
value at end of period	$16.30	$15.59	$13.71	$12.43	$12.71	$11.32	$9.04	$12.66	$12.01	$10.91
number outstanding at end of period (000 omitted)	1,055	1,135	1,190	1,297	1,346	1,434	1,557	1,580	878	286

Thrivent Moderately Conservative Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$14.46	$13.43	$12.41	$12.54	$11.40	$9.42	$12.01	$11.52	$10.65	$10.00
value at end of period	$15.04	$14.46	$13.43	$12.41	$12.54	$11.40	$9.42	$12.01	$11.52	$10.65
number outstanding at end of period (000 omitted)	519	580	648	723	722	754	732	737	460	138

Thrivent Growth and Income Plus Subaccount[1]
Accumulation unit:
value at beginning of period	$11.90	$9.94	$8.90	$9.24	$8.05	$6.98	$10.00	—	—	—
value at end of period	$12.02	$11.90	$9.94	$8.90	$9.24	$8.05	$6.98	—	—	—
number outstanding at end of period (000 omitted)	15	16	20	12	6	1	0	—	—	—

Thrivent Balanced Income Plus Subaccount[2]
Accumulation unit:
value at beginning of period	$30.65	$26.31	$23.70	$23.03	$20.59	$17.12	$23.45	$22.51	$20.46	$19.94
value at end of period	$32.10	$30.65	$26.31	$23.70	$23.03	$20.59	$17.12	$23.45	$22.51	$20.46
number outstanding at end of period (000 omitted)	109	125	143	167	195	242	296	367	405	490

Thrivent Diversified Income Plus Subaccount (August 2, 1999)[3]
Accumulation unit:
value at beginning of period	$18.61	$16.95	$14.99	$14.83	$12.97	$9.87	$13.02	$13.31	$11.80	$11.54
value at end of period	$19.16	$18.61	$16.95	$14.99	$14.83	$12.97	$9.87	$13.02	$13.31	$11.80
number outstanding at end of period (000 omitted)	92	103	94	97	108	115	137	167	153	178

[1]	Formerly known as Thrivent Equity Income Plus Subaccount.
[2]	Formerly known as Thrivent Balanced Subaccount.
[3]	Formerly known as Thrivent High Yield Subaccount II.

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Year ended Dec. 31,	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Thrivent Opportunity Income Plus Subaccount[1]
Accumulation unit:
value at beginning of period	$13.69	$14.05	$13.43	$13.01	$11.75	$10.53	$11.22	$10.80	$10.45	$10.37
value at end of period	$13.99	$13.69	$14.05	$13.43	$13.01	$11.75	$10.53	$11.22	$10.80	$10.45
number outstanding at end of period (000 omitted)	14	16	19	18	22	25	32	34	35	42

Thrivent Partner Technology Subaccount (March 2, 2001)[2]
Accumulation unit:
value at beginning of period	$10.65	$8.36	$6.99	$8.12	$6.58	$4.25	$8.33	$7.60	$7.45	$7.27
value at end of period	$11.62	$10.65	$8.36	$6.99	$8.12	$6.58	$4.25	$8.33	$7.60	$7.45
number outstanding at end of period (000 omitted)	13	14	16	18	24	29	35	42	46	54

Thrivent Partner Healthcare Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$17.47	$13.49	$11.32	$11.91	$10.86	$8.88	$10.00	—	—	—
value at end of period	$21.43	$17.47	$13.49	$11.32	$11.91	$10.86	$8.88	—	—	—
number outstanding at end of period (000 omitted)	12	12	12	14	12	11	2	—	—	—

Thrivent Natural Resources Subaccount (April 30, 2008)[3]
Accumulation unit:
value at beginning of period	$8.25	$7.63	$7.98	$9.27	$8.07	$5.68	$10.00	—	—	—
value at end of period	$6.65	$8.25	$7.63	$7.98	$9.27	$8.07	$5.68	—	—	—
number outstanding at end of period (000 omitted)	17	16	18	20	17	14	5	—	—	—

Thrivent Partner Emerging Markets Equity Subaccount (April 30, 2008)[4]
Accumulation unit:
value at beginning of period	$12.17	$13.30	$10.69	$12.14	$9.65	$5.59	$10.00	—	—	—
value at end of period	$11.74	$12.17	$13.30	$10.69	$12.14	$9.65	$5.59	—	—	—
number outstanding at end of period (000 omitted)	8	9	10	10	7	6	0	—	—	—

Thrivent Real Estate Securities Subaccount (April 30, 2003)
Accumulation unit:
value at beginning of period	$26.27	$26.03	$22.43	$20.86	$16.56	$12.99	$20.96	$25.52	$19.25	$17.21
value at end of period	$33.94	$26.27	$26.03	$22.43	$20.86	$16.56	$12.99	$20.96	$25.52	$19.25
number outstanding at end of period (000 omitted)	23	26	30	36	42	50	62	74	85	96

Thrivent Partner Small Cap Growth Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$19.25	$13.76	$12.48	$13.14	$10.32	$7.76	$13.84	$12.91	$11.61	$11.31
value at end of period	$19.45	$19.25	$13.76	$12.48	$13.14	$10.32	$7.76	$13.84	$12.91	$11.61
number outstanding at end of period (000 omitted)	9	11	13	15	18	21	26	27	30	32

Thrivent Partner Small Cap Value Subaccount (April 30, 2003)
Accumulation unit:
value at beginning of period	$34.34	$25.42	$22.51	$23.26	$19.07	$14.83	$20.58	$21.06	$17.55	$16.95
value at end of period	$34.89	$34.34	$25.42	$22.51	$23.26	$19.07	$14.83	$20.58	$21.06	$17.55
number outstanding at end of period (000 omitted)	11	27	17	20	23	25	26	35	35	48

Thrivent Small Cap Stock Subaccount (March 2, 2001)
Accumulation unit:
value at beginning of period	$21.69	$16.16	$14.96	$15.99	$12.95	$10.89	$17.65	$16.84	$15.11	$14.06
value at end of period	$22.44	$21.69	$16.16	$14.96	$15.99	$12.95	$10.89	$17.65	$16.84	$15.11
number outstanding at end of period (000 omitted)	29	34	41	51	64	80	87	107	122	125

[1]	Formerly known as Thrivent Mortgage Securities Subaccount.
[2]	Formerly known as Thrivent Technology Subaccount.
[3]	Formerly known as Thrivent Partner Natural Resources Subaccount.
[4]	Formerly known as Thrivent Partner Emerging Markets Subaccount.

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Year ended Dec. 31,	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Thrivent Small Cap Index Subaccount (August 2, 1999)
Accumulation unit:
value at beginning of period	$54.07	$38.87	$33.95	$34.19	$27.51	$22.23	$32.66	$33.24	$29.34	$27.68
value at end of period	$56.26	$54.07	$38.87	$33.95	$34.19	$27.51	$22.23	$32.66	$33.24	$29.34
number outstanding at end of period (000 omitted)	38	44	50	58	68	82	100	124	150	172

Thrivent Mid Cap Growth Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$23.43	$18.19	$16.41	$17.57	$13.78	$9.25	$15.90	$13.43	$12.52	$11.39
value at end of period	$25.39	$23.43	$18.19	$16.41	$17.57	$13.78	$9.25	$15.90	$13.43	$12.52
number outstanding at end of period (000 omitted)	45	55	84	89	100	109	128	113	127	155

Thrivent Partner Mid Cap Value Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$19.49	$14.87	$12.73	$13.76	$11.17	$8.55	$13.33	$13.08	$11.45	$10.00
value at end of period	$21.85	$19.49	$14.87	$12.73	$13.76	$11.17	$8.55	$13.33	$13.08	$11.45
number outstanding at end of period (000 omitted)	2	3	4	4	4	4	11	10	10	3

Thrivent Mid Cap Stock Subaccount (March 2, 2001)
Accumulation unit:
value at beginning of period	$21.11	$15.77	$13.98	$15.10	$12.17	$8.86	$15.15	$14.51	$12.96	$11.27
value at end of period	$23.33	$21.11	$15.77	$13.98	$15.10	$12.17	$8.86	$15.15	$14.51	$12.96
number outstanding at end of period (000 omitted)	30	35	42	57	73	85	95	116	133	125

Thrivent Mid Cap Index Subaccount (March 2, 2001)
Accumulation unit:
value at beginning of period	$25.74	$19.61	$16.92	$17.52	$14.09	$10.44	$16.59	$15.61	$14.39	$12.97
value at end of period	$27.78	$25.74	$19.61	$16.92	$17.52	$14.09	$10.44	$16.59	$15.61	$14.39
number outstanding at end of period (000 omitted)	27	29	33	38	46	57	75	92	116	119

Thrivent Partner Worldwide Allocation Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$10.28	$8.95	$7.64	$8.80	$7.85	$6.04	$10.00	—	—	—
value at end of period	$9.61	$10.28	$8.95	$7.64	$8.80	$7.85	$6.04	—	—	—
number outstanding at end of period (000 omitted)	105	126	149	11	10	8	3	—	—	—

Thrivent Partner All Cap Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$16.28	$12.41	$10.95	$11.65	$10.14	$7.99	$14.17	$11.92	$10.46	$8.95
value at end of period	$18.05	$16.28	$12.41	$10.95	$11.65	$10.14	$7.99	$14.17	$11.92	$10.46
number outstanding at end of period (000 omitted)	15	19	23	27	33	40	46	54	56	44

Thrivent Large Cap Growth Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$17.92	$13.33	$11.32	$12.10	$11.07	$7.93	$13.84	$12.00	$11.39	$10.78
value at end of period	$19.64	$17.92	$13.33	$11.32	$12.10	$11.07	$7.93	$13.84	$12.00	$11.39
number outstanding at end of period (000 omitted)	115	134	155	179	206	236	290	333	383	441

Thrivent Partner Growth Stock Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$21.28	$15.52	$13.24	$13.61	$11.82	$8.36	$14.62	$13.55	$12.13	$11.55
value at end of period	$22.80	$21.28	$15.52	$13.24	$13.61	$11.82	$8.36	$14.62	$13.55	$12.13
number outstanding at end of period (000 omitted)	8	10	12	14	17	23	33	40	37	35

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Year ended Dec. 31,	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Thrivent Large Cap Value Subaccount (April 25, 2003)
Accumulation unit:
value at beginning of period	$22.53	$17.30	$14.90	$15.57	$14.00	$11.71	$18.05	$17.46	$14.89	$14.09
value at end of period	$24.25	$22.53	$17.30	$14.90	$15.57	$14.00	$11.71	$18.05	$17.46	$14.89
number outstanding at end of period (000 omitted)	36	41	51	61	76	89	117	146	164	181

Thrivent Large Cap Stock Subaccount (March 2, 2001)
Accumulation unit:
value at beginning of period	$12.61	$9.85	$8.69	$9.22	$8.42	$6.68	$10.86	$10.22	$9.25	$8.89
value at end of period	$13.12	$12.61	$9.85	$8.69	$9.22	$8.42	$6.68	$10.86	$10.22	$9.25
number outstanding at end of period (000 omitted)	165	196	214	262	320	406	467	557	635	707

Thrivent Large Cap Index Subaccount (August 2, 1999)
Accumulation unit:
value at beginning of period	$36.41	$27.97	$24.52	$24.41	$21.56	$17.30	$27.86	$26.82	$23.55	$22.76
value at end of period	$40.73	$36.41	$27.97	$24.52	$24.41	$21.56	$17.30	$27.86	$26.82	$23.55
number outstanding at end of period (000 omitted)	80	95	116	135	170	205	253	293	354	419

Thrivent High Yield Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$21.77	$20.62	$17.95	$17.36	$15.35	$10.83	$13.89	$13.69	$12.57	$12.23
value at end of period	$21.92	$21.77	$20.62	$17.95	$17.36	$15.35	$10.83	$13.89	$13.69	$12.57
number outstanding at end of period (000 omitted)	84	79	91	96	106	109	128	147	172	193

Thrivent Income Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$16.24	$16.45	$15.01	$14.35	$13.02	$10.87	$12.35	$12.05	$11.57	$11.45
value at end of period	$17.11	$16.24	$16.45	$15.01	$14.35	$13.02	$10.87	$12.35	$12.05	$11.57
number outstanding at end of period (000 omitted)	77	90	103	121	124	134	161	175	194	234

Thrivent Bond Index Subaccount (August 2, 1999)
Accumulation unit:
value at beginning of period	$21.19	$22.00	$21.23	$19.86	$18.41	$17.19	$17.55	$16.81	$16.37	$16.22
value at end of period	$22.29	$21.19	$22.00	$21.23	$19.86	$18.41	$17.19	$17.55	$16.81	$16.37
number outstanding at end of period (000 omitted)	34	42	53	62	80	91	113	130	147	171

Thrivent Limited Maturity Bond Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$12.61	$12.71	$12.34	$12.39	$11.91	$10.58	$11.45	$11.15	$10.80	$10.73
value at end of period	$12.67	$12.61	$12.71	$12.34	$12.39	$11.91	$10.58	$11.45	$11.15	$10.80
number outstanding at end of period (000 omitted)	42	49	68	68	82	92	112	134	141	175

Thrivent Money Market Subaccount (April 25, 2003)
Accumulation unit:
value at beginning of period	$1.04	$1.05	$1.07	$1.08	$1.09	$1.10	$1.09	$1.05	$1.01	$0.99
value at end of period	$1.03	$1.04	$1.05	$1.07	$1.08	$1.09	$1.10	$1.09	$1.05	$1.01
number outstanding at end of period (000 omitted)	203	245	281	407	493	811	1,107	1,493	1,102	1,304

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statement of Additional Information

Dated April 30, 2015

Single Premium Immediate Variable Annuity Contract

Offered By:

THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road Appleton, WI 54919-0001 Telephone: 800-THRIVENT E-mail: mail@thrivent.com	625 Fourth Avenue South Minneapolis, MN 55415-1665 Telephone: 800-THRIVENT E-mail: mail@thrivent.com

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus dated April 30, 2015, for Thrivent Variable Annuity Account II (the “Variable Account”) describing the individual single premium immediate variable annuity contract (“the Contract”) that Thrivent Financial for Lutherans (“Thrivent Financial”) offers to persons eligible for membership in Thrivent Financial. Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. A copy of the Prospectus may be obtained by writing to us at 4321 North Ballard Road, Appleton, WI 54919, by calling 800-THRIVENT (847-4836), or by accessing the Securities and Exchange Commission’s Web site at www.sec.gov.

Capitalized terms used in this SAI that are not otherwise defined herein shall have the meanings given to them in the Prospectus.

1

INTRODUCTION

The Contract is issued by Thrivent Financial. Thrivent Financial, a fraternal benefit society owned and operated for its members, was organized under Internal Revenue Code section 501(c)(8) and established in 1902 under the laws of the State of Wisconsin. Thrivent Financial is currently licensed to transact life insurance business in all 50 states and the District of Columbia. The Contract may be sold to or in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.

Premiums will be allocated, as designated by the Contract Owner, to one or more Subaccounts of the Variable Account, a separate account of Thrivent Financial and/or to the Fixed Account. The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. ( a “Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). The prospectus for the Fund that accompanies the Prospectus describes the investment objectives and attendant risks of the Portfolios of the Fund.

Additional Subaccounts (together with the related additional Portfolios ) may be added in the future. The dollar amount of each annuity payment may vary according to the investment experience of the Portfolios whose shares are held in the Subaccounts designated and/or the interest rate credited under the Fixed Account.

SERVICES

Service Agreements and Other Service Providers

Assurance and audit services are currently provided by PricewaterhouseCoopers LLP, whose address is 225 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402.

Assurance and audit services for years prior to 2014 were provided by Ernst & Young LLP, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402.

There are no other service agreement contracts or service providers other than those described in this Statement of Additional Information. There is no custodian.

PRINCIPAL UNDERWRITER

Thrivent Investment Management Inc., an indirect subsidiary of Thrivent Financial, acts as the principal underwriter of the Contracts pursuant to a Principal Underwriting Agreement to which Thrivent Financial and the Variable Account are also parties. The Contracts are sold through Thrivent Financial representatives who are licensed by state insurance officials to sell the Contracts. These representatives are also registered representatives of Thrivent Investment Management Inc. The Contracts are offered in all states where Thrivent Financial is authorized to sell variable annuities.

There are no special purchase plans or exchange programs with respect to this Contract.

The offering of the Contracts is continuous.

Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management Inc. retained $0.

2014	2013	2012
$83,851	$152,090	$163,705

2

STANDARD AND POOR’S DISCLAIMER

The S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by Thrivent Financial for Lutherans (“Thrivent Financial”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Thrivent Financial. Thrivent Financial variable insurance products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, and of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Thrivent Financial variable insurance products or any member of the public regarding the advisability of purchasing variable insurance contracts generally or in the Thrivent Financial variable insurance contracts particularly or the ability of the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes to track general market performance. S&P Dow Jones Indices only relationship to Thrivent Financial with respect to the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500, S&P MidCap 400, and S&P Small Cap 600 Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to Thrivent Financial or the Thrivent Financial variable insurance products. S&P Dow Jones Indices have no obligation to take the needs of Thrivent Financial or the owners of the Thrivent Financial variable insurance products into consideration in determining, composing or calculating the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Thrivent Financial variable insurance products or the timing of the issuance or sale of the Thrivent Financial variable insurance contract or in the determination or calculation of the equation by which a Thrivent Financial variable insurance product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Thrivent Financial variable insurance product. There is no assurance that investment products based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THRIVENT FINANCIAL, OWNERS OF THE THRIVENT FINANCIAL VARIABLE INSURANCE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THRIVENT FINANCIAL, OTHER THAN THE LICENSORS OR S&P DOW JONES INDICES.

3

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The statutory-basis statements of assets, liabilities and surplus of Thrivent Financial as of December 31, 2014, as well as the related statutory-basis statements of operations, surplus and cash flows for the year ended December 31, 2014, and for 2014 the related financial statement schedules appearing in this SAI and Registration Statement, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on their authority of such firm as experts in accounting and auditing.

The statutory-basis statements of assets, liabilities and surplus of Thrivent Financial as of December 31, 2013, as well as the related statutory-basis statements of operations, surplus and cash flows for each of the two years in the period ended December 31, 2013, and for 2013 the related financial statement schedules appearing in this SAI and Registration Statement, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report, and are included in reliance upon such report given on their authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Variable Annuity Account II as of December 31, 2014, and for the periods indicated therein ended December 31, 2014, appearing in this SAI and Registration Statement have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and for the periods indicated therein ended December 31, 2013, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firms as experts in accounting and auditing.

The statements of changes in net assets of each of the subaccounts of Thrivent Variable Annuity Account II for the periods indicated therein ended December 31, 2013 and the related financial highlights, as disclosed in the financial statements, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their respective report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Financial included in this SAI and Registration Statement should be considered as bearing only upon the ability of Thrivent Financial to meet its obligations under the Contracts. The value of the interests of owners and beneficiaries under the Contracts are affected primarily by the investment results of the Subaccounts of the Variable Account.

4

Independent Auditor’s Report

To the Board of Directors of Thrivent Financial for Lutherans,

We have audited the accompanying statutory financial statements of Thrivent Financial for Lutherans (the “Company”), which comprise the statutory basis statement of assets, liabilities and surplus as of December 31, 2014 and the related statutory basis statements of operations, surplus, and cash flow for the year then ended.

Management’s Responsibility for the Statutory Financial Statements

Management is responsible for the preparation and fair presentation of the statutory financial statements in accordance with accounting principles prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the statutory financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the statutory financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2014, or the results of its operations or its cash flows for the year then ended.

Independent Auditor’s Report, continued

Opinion on Statutory Basis of Accounting

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of Thrivent Financial for Lutherans at December 31, 2014 and the results of its operations and its cash flows for the year then ended in accordance with accounting principles prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance described in Note 1.

Other Matter

The statutory basis statement of assets, liabilities and surplus for Company as of December 31, 2013 and the related statutory basis statements of operations, surplus, and cash flow for the years ended December 31, 2013 and 2012 were audited by other auditors whose report, dated February 18, 2014, expressed an adverse opinion as to presentation in accordance with U.S. Generally Accepted Accounting Principles and an unqualified opinion as to presentation in accordance with the statutory basis of accounting on those statements.

Minneapolis, Minnesota

February 23, 2015

Thrivent Financial for Lutherans

Statutory-Basis Statements of Assets, Liabilities and Surplus

As of December 31, 2014 and 2013

(in millions)

	2014	2013
Admitted Assets
Bonds	$39,036	$37,437
Stocks	1,339	1,163
Mortgage loans	7,378	7,298
Real estate	55	72
Cash, cash equivalents and short-term investments	1,503	1,430
Contract loans	1,192	1,220
Receivables for securities	22	11
Limited partnerships	2,639	2,362
Other invested assets	155	184

Total cash and invested assets	53,319	51,177

Accrued investment income	446	431
Due premiums and considerations	114	111
Other assets	36	29
Assets held in separate accounts	23,079	20,414

Total Admitted Assets	$76,994	$72,162

Liabilities
Aggregate reserves for life, annuity and health contracts	$41,059	$39,894
Deposit liabilities	2,931	2,887
Contract claims	265	244
Dividends due in following calendar year	236	232
Interest maintenance reserve	428	356
Asset valuation reserve	972	940
Transfers due from separate account	(550)	(492)
Payable for securities	961	987
Securities lending obligation	411	347
Other liabilities	782	634
Liabilities related to separate accounts	23,006	20,335

Total Liabilities	70,501	66,364
Surplus
Unassigned funds	6,492	5,797
Other surplus	1	1

Total Surplus	6,493	5,798

Total Liabilities and Surplus	$76,994	$72,162

The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans

Statutory-Basis Statements of Operations

For the Years Ended December 31, 2014, 2013 and 2012

(in millions)

	2014	2013	2012
Revenues
Premiums	$5,426	$5,192	$4,951
Considerations for supplementary contracts with life contingencies	114	140	242
Net investment income	2,686	2,575	2,566
Separate account fees	521	421	350
Amortization of interest maintenance reserve	145	151	130
Other revenues	47	45	66

Total Revenues	8,939	8,524	8,305

Benefits and Expenses
Death benefits	919	874	831
Surrender benefits	1,760	1,619	1,627
Change in reserves	1,165	1,121	1,309
Other benefits	1,306	1,245	1,397

Total benefits	5,150	4,859	5,164

Commissions	293	283	259
General insurance expenses	546	529	528
Fraternal benefits and expenses	169	155	153
Transfers to (from) separate accounts, net	1,728	1,688	1,350

Total expenses and net transfers	2,736	2,655	2,290

Total Benefits and Expenses	7,886	7,514	7,454

Gain from Operations Before Dividends and Capital Gains and Losses	1,053	1,010	851

Dividends	239	232	253

Gain from Operations Before Capital Gains and Losses	814	778	598

Realized capital gains (losses), net	(49)	(78)	(93)

Net Income	$765	$700	$505

The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans

Statutory-Basis Statements of Surplus

For the Years Ended December 31, 2014, 2013 and 2012

(in millions)

	2014	2013	2012
Surplus, Beginning of Year	$5,798	$4,386	$4,004
Net income	765	700	505
Change in unrealized investment gains and losses	108	69	14
Change in non-admitted assets	(5)	129	(16)
Change in reserve due to change in valuation basis	—	—	221
Change in asset valuation reserve	(32)	631	(326)
Change in surplus of separate account	(5)	(36)	(20)
Pension liability adjustment	(136)	(81)	4

Surplus, End of Year	$6,493	$5,798	$4,386

The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans

Statutory-Basis Statements of Cash Flow

For the Years Ended December 31, 2014, 2013 and 2012

(in millions)

	2014	2013	2012
Cash from Operations
Premiums	$5,542	$5,333	$5,196
Net investment income	2,326	2,357	2,384
Other revenues	560	457	372

	8,428	8,147	7,952
Benefit- and loss-related payments	(3,862)	(3,617)	(3,721)
Transfers to separate account, net	(1,777)	(1,802)	(1,358)
Commissions and expenses	(1,015)	(1,248)	(891)
Dividends	(235)	(251)	(293)

Net Cash from Operations	1,539	1,229	1,689

Cash from Investments
Proceeds from investments sold, matured or repaid:
Bonds	5,712	6,923	7,682
Stocks	721	936	1,401
Mortgage loans	865	923	863
Other	735	666	363

Total proceeds from investments sold, matured or repaid	8,033	9,448	10,309

Cost of investments acquired:
Bonds	(7,133)	(10,601)	(7,799)
Stocks	(840)	(752)	(1,303)
Mortgage loans	(954)	(892)	(728)
Other	(517)	(543)	(599)

Total cost of investments acquired	(9,444)	(12,788)	(10,429)

Transactions under mortgage dollar roll program, net	(52)	2,165	(1,624)
Change in net amounts due to/from broker	(37)	(2,085)	1,480
Change in collateral held for securities lending	64	(75)	(27)
Change in contract loans	28	23	18

Net Cash from Investments	(1,408)	(3,312)	(273)

Cash from Financing and Miscellaneous Sources
Net deposits (payments) on deposit-type contracts	(63)	(104)	19
Other	5	281	(90)

Net Cash from Financing and Miscellaneous Sources	(58)	177	(71)

Net Change in Cash, Cash Equivalents and Short-Term Investments	73	(1,906)	1,345
Cash, Cash Equivalents and Short-Term Investments, Beginning of Year	1,430	3,336	1,991

Cash, Cash Equivalents and Short-Term Investments, End of Year	$1,503	$1,430	$3,336

The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements

For the Years Ended December 31, 2014, 2013 and 2012

1. Nature of Operations and Significant Accounting Policies

Nature of Operations

Thrivent Financial for Lutherans (“Thrivent Financial”) is a fraternal benefit society providing to its members life insurance, retirement products, disability income and long-term care insurance, as well as Medicare supplement insurance. Thrivent Financial is licensed to conduct business throughout the United States and distributes its products to its members through a network of career financial representatives. Thrivent Financial also offers its members additional related financial products and services, such as investment funds and trust services, through its subsidiaries and affiliates.

Significant Accounting Policies

The accompanying statutory-basis financial statements have been prepared in accordance with statutory accounting practices (“SAP”) prescribed by the State of Wisconsin Office of the Commissioner of Insurance.

Use of Estimates

The preparation of statutory-basis financial statements in conformity with SAP requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. The more significant estimates involve those relating to fair values of investments, reserves for life, health and annuity contracts, and pension and other retirement benefit liabilities. Actual results could differ from those estimates.

The significant accounting practices used in preparation of the statutory-basis financial statements are summarized as follows:

Investments

Bonds:  Bonds are generally carried at amortized cost, depending on the nature of the security and as prescribed by National Association of Insurance Commissioners (“NAIC”) guidelines. Discounts or premiums on bonds are amortized over the term of the securities using the modified scientific method. Discounts or premiums on loan-backed and structured securities are amortized over the term of the securities using the modified scientific method, adjusted to reflect anticipated pre-payment patterns. Pre-payment assumptions are consistent with current interest rates.

Thrivent Financial uses a mortgage dollar roll program to enhance the yield on its mortgage-backed security (“MBS”) portfolio. MBS dollar rolls are transactions whereby Thrivent Financial sells an MBS to a counterparty and subsequently enters into a commitment to purchase another security at a later date. Thrivent Financial’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent Financial had $897 million and $847 million in the mortgage dollar roll program as of December 31, 2014 and 2013, respectively.

Stocks:  Preferred stocks are generally carried at cost. Common stocks of unaffiliated companies are stated at market value. Common stocks of uncombined subsidiaries and affiliates are carried on the statutory equity basis.

Mortgage loans:  Mortgage loans are generally carried at their unpaid principal balances adjusted for premium and discount amortization, less valuation adjustments and net of an allowance for credit losses. Interest

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Investments, continued

Mortgage loans, continued

income is accrued on the unpaid principal balance using the loan’s contractual interest rate. Discounts or premiums are amortized over the term of the loans using the effective interest method. Interest income and amortization of premiums and discounts are recorded as a component of net investment income along with prepayment fees and mortgage loan fees.

Real estate:  Home office real estate is valued at original cost plus capital expenditures less accumulated depreciation and encumbrances. Depreciation expense is determined using the straight-line method over the estimated useful lives of the properties. Real estate expected to be disposed of is carried at the lower of cost or fair value, less estimated costs to sell.

Cash, cash equivalents and short-term investments:  Cash and cash equivalents, which consist of demand deposits and highly liquid investments purchased with an original maturity of three months or less, are carried at amortized cost. Short-term investments have contractual maturities of 12 months or less at the time of acquisition. Included in short-term investments are investments in money market mutual funds, which are carried at fair value, and investments in commercial paper and agency notes, which are carried at amortized cost.

Contract loans:  Contract loans are generally carried at their aggregate unpaid balances. Policy loans are collateralized by the cash surrender value of the associated insurance contracts.

Limited partnerships:  Limited partnerships consist primarily of equity limited partnerships, which are valued on the underlying audited U.S. generally accepted accounting principles (“GAAP”) equity of the investee.

Other invested assets:  Other invested assets primarily consist of derivative instruments and real estate joint ventures. Derivatives are primarily carried at fair value. Real estate joint ventures are valued on the underlying audited equity of the investee. Also included in other invested assets are investments in surplus notes, which are carried at amortized cost.

Securities lending:  Securities loaned under Thrivent Financial’s securities lending agreement are carried in the Statutory-Basis Statements of Assets, Liabilities and Surplus at amortized cost or fair value, depending on the nature of the security and as prescribed by NAIC guidelines. Thrivent Financial generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in highly-liquid, highly-rated securities which are included in bonds and cash, cash equivalents and short-term investments on the Statutory-Basis Statements of Assets, Liabilities and Surplus. A liability is also recognized for the amount of the collateral. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary. Thrivent Financial requires a minimum level of collateral to be held for loaned securities.

Offsetting assets and liabilities:  Thrivent Financial presents securities lending agreements and derivative on a gross basis in the statutory-basis financial statements.

Unrealized investment gains and losses:  Unrealized investment gains and losses include changes in fair value of bonds, unaffiliated stocks, affiliated common stocks, and other invested assets and are accounted for as a direct increase or decrease of surplus.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Investments, continued

Realized capital gains and losses:  Realized capital gains and losses on sales of investments are determined using an average cost method. Thrivent Financial periodically reviews its security portfolios and evaluates those securities where the current fair value is less than amortized cost for indicators that the decline in value is an other-than-temporary impairment. This review includes an evaluation of each security issuer’s creditworthiness, such as its ability to generate operating cash flow and remain current on all debt obligations, as well as any changes in its credit ratings from third party agencies. Other factors include the severity and duration of the impairment, Thrivent Financial’s ability to collect all amounts due according to the contractual terms of the debt security and Thrivent Financial’s ability and intent to hold the security for a period of time sufficient to allow for any anticipated recovery in the market.

The potential need to sell securities that are in an unrealized loss position but which have no other indications of other-than-temporary impairment is evaluated based on the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes. Generally, Thrivent Financial has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value. Investments that are determined to be other-than-temporarily impaired are written down, and the write-down is included in realized capital gains and losses in the Statutory-Basis Statements of Operations. If, in response to changed conditions in the capital markets, Thrivent Financial decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security. Certain realized capital gains and losses on bonds sold prior to their maturity are transferred to the interest maintenance reserve.

Interest maintenance reserve:  Thrivent Financial is required to maintain an interest maintenance reserve (“IMR”). The IMR is primarily used to defer realized capital gains and losses on fixed income investments. Net realized capital gains and losses deferred to IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold.

Fair value of financial instruments:  In estimating the fair values for financial instruments, the amount of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on that evaluation. A Level 1 financial instrument is valued using quoted prices for identical assets in active markets that are accessible. A Level 2 financial instrument is valued based on quoted prices for similar instruments in active markets that are accessible, quoted prices for identical or similar instruments in markets that are not active, or model-derived valuations where the significant value driver inputs are observable. A Level 3 financial instrument is valued using significant value driver inputs that are unobservable.

Separate Accounts

Separate account assets and liabilities reported in the accompanying Statutory-Basis Statements of Assets, Liabilities and Surplus represent funds that are separately administered for variable annuity and variable life contracts, and for which the contractholder, rather than Thrivent Financial, bears the investment risk. Fees charged on separate account contractholder deposits, which include mortality and expense charges and advisor fees, are recognized when due. Separate account assets, which consist of investment funds, are carried at fair value based on published market prices. Separate account liability values are not guaranteed; however, general

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Separate Accounts, continued

account reserves include provisions for the guaranteed minimum death and living benefits contained in the contracts. Reserve assumptions for these benefits are discussed in the section Aggregate Reserves for Life, Annuity and Health Contracts.

Aggregate Reserves for Life, Annuity and Health Contracts

Reserves for life insurance contracts are calculated using primarily the Commissioners’ Reserve Valuation Method generally based upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary and American Experience Mortality Tables with assumed interest rates ranging from 2.5% to 5.5%. Reserves for fixed annuities, supplementary contracts with life contingencies and other benefits are computed using recognized and accepted mortality tables and methods, which equal or exceed the minimum reserves calculated under the Commissioners’ Annuity Reserve Valuation Method. Fixed indexed annuity reserves are calculated according to the Black-Scholes Projection Method described in Actuarial Guideline 35. Reserves for variable annuities are computed using the methods and assumptions specified in Actuarial Guideline 43, including assumptions for guaranteed minimum death benefits and living benefits. Accident and health contract reserves are generally calculated using the two-year preliminary term, one-year preliminary term and the net level premium methods based upon various morbidity tables. The reserve assumptions inherent in these approaches are designed to be sufficient to provide for all contractual benefits. Thrivent Financial waives deduction of deferred fractional premiums upon the death of insureds and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Changes in estimates for reserves are recognized in the Statutory-Basis Statements of Operations in the period of change, except for those changes in valuation bases as specified in SAP, which are recognized as direct adjustments of surplus.

Deposit Liabilities

Deposit liabilities have been established on certain annuity and supplemental contracts that do not subject Thrivent Financial to mortality and morbidity risk. Changes in future benefits on these deposit-type contracts are classified as deposit-type transactions and thereby excluded from net additions to contract reserves.

Contract Claims Liabilities

Claim liabilities are established in amounts estimated to cover incurred claims. These liabilities are based on individual case estimates for reported claims and estimates of unreported claims based on past experience.

Asset Valuation Reserve

Thrivent Financial is required to maintain an asset valuation reserve (“AVR”), which is a liability calculated using a formula prescribed by the NAIC. The AVR is intended to protect surplus against potential declines in the value of investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the Statutory-Basis Statements of Surplus.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Premiums

Traditional life insurance premiums are recognized as revenue when due. Variable life and annuity premiums are recognized when received. Health insurance premiums are earned pro rata over the terms of the policies.

Fraternal Benefits and Expenses

Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits and expenses related to Thrivent Financial’s fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, church grants and costs necessary to maintain Thrivent Financial’s fraternal branch system. Thrivent Financial conducts its fraternal activities primarily through its chapter system, which is made up of over 1,300 chapters, whose members participate in locally sponsored fraternal activities.

Dividends to Members

Thrivent Financial’s insurance products are participating in nature. Dividends on these policies to be paid to members in the subsequent 12 months are reflected in the Statutory-Basis Statements of Operations for the current year. The majority of life insurance contracts, except for universal life contracts, begin to receive dividends at the end of the second contract year. Dividends are not currently being paid on most interest-sensitive, health insurance and annuity contracts. Dividend scales are approved annually by Thrivent Financial’s Board of Directors.

Income Taxes

Thrivent Financial, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by Thrivent Financial is generally exempt from taxation; therefore, no provision for income taxes has been recorded.

Sale of Subsidiary Assets

During 2012, Thrivent Financial sponsored the formation of a federally chartered credit union and made an irrevocable contribution of capital totaling $45 million. Thrivent Financial Bank, a wholly owned subsidiary of Thrivent Financial Holdings, Inc., then sold substantially all of the net assets of its retail banking operations to the credit union. The contribution of capital was recorded as an operating expense in the Statutory-Basis Statement of Operations for the year ended December 31, 2012.

New Accounting Guidance

During 2013, Thrivent Financial adopted Statement of Statutory Accounting Principles No. 102, Accounting for Pensions, A Replacement of SSAP No. 89 (SSAP 102) and No. 92, Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14 (SSAP 92). The principles changed the method of determining the plan’s funded status and the amount of obligation required to be recognized in the financial statements. As of January 1, 2013, the additional liability needing to be recognized totaled $125 million for Thrivent Financial’s pension and other retirement plans.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Subsequent Events

Thrivent Financial evaluated events or transactions that may have occurred after the Statutory-Basis Statements of Assets, Liabilities and Surplus date for potential recognition or disclosure through February 23, 2015, the date the statutory-basis financial statements were available to be issued. There were no subsequent events or transactions which required recognition or disclosure.

2. Investments

Bonds

The admitted value and fair value of Thrivent Financial’s investment in bonds are summarized below (in millions).

	Admitted Value	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2014
U.S. government and agency securities	$2,368	$120	$7	$2,481
U.S. state and political subdivision securities	140	39	—	179
Securities issued by foreign governments	101	12	—	113
Corporate debt securities	27,790	2,664	177	30,277
Residential mortgage-backed securities	6,531	175	14	6,692
Commercial mortgage-backed securities	1,706	58	3	1,761
Collateralized debt obligations	3	8	—	11
Other debt obligations	397	8	2	403

Total bonds	$39,036	$3,084	$203	$41,917

December 31, 2013
U.S. government and agency securities	$2,524	$53	$59	$2,518
U.S. state and political subdivision securities	146	19	—	165
Securities issued by foreign governments	105	11	—	116
Corporate debt securities	25,935	2,032	419	27,548
Residential mortgage-backed securities	6,663	89	118	6,634
Commercial mortgage-backed securities	1,729	82	19	1,792
Collateralized debt obligations	3	2	—	5
Other debt obligations	332	7	5	334

Total bonds	$37,437	$2,295	$620	$39,112

The admitted value of corporate debt securities issued in foreign currencies was $107 million and $123 million as of December 31, 2014 and 2013, respectively.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

2. Investments, continued

Bonds, continued

The admitted value and fair value of bonds by contractual maturity are shown below (in millions). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Admitted Value	Fair Value
December 31, 2014
Due in one year or less	$1,136	$1,172
Due after one year through five years	7,739	8,378
Due after five years through ten years	12,421	12,948
Due after ten years	17,740	19,419

Total bonds	$39,036	$41,917

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual bonds have been in a continuous unrealized loss position (dollars in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2014
U.S. government and agency securities	4	$163	$3	6	$183	$4
Corporate debt securities	407	2,859	102	240	1,876	75
Residential mortgage-backed securities	10	103	1	34	483	13
Commercial mortgage-backed securities	11	102	—	14	143	3
Collateralized debt obligations	—	—	—	2	—	—
Other debt obligations	41	163	—	8	49	2

Total bonds	473	$3,390	$106	304	$2,734	$97

December 31, 2013
U.S. government and agency securities	26	$1,191	$52	1	$42	$7
Corporate debt securities	790	5,789	334	86	627	85
Residential mortgage-backed securities	90	4,111	95	32	312	23
Commercial mortgage-backed securities	38	380	15	8	68	4
Collateralized debt obligations	1	—	—	3	—	—
Other debt obligations	27	104	1	2	24	4

Total bonds	972	$11,575	$497	132	$1,073	$123

Based on Thrivent Financial’s current evaluation of its securities in accordance with its impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

2. Investments, continued

Bonds, continued

As of December 31, 2014, Thrivent Financial held the following structured notes (in millions) as defined by the NAIC Securities Valuation Office. The structured notes below are included in U.S. government and agency securities. No investments held as of December 31, 2014 are considered mortgage-referenced securities.

CUSIP	Actual Cost	Fair Value	Book/Adjusted Carrying Value
912810QF8	$5	$7	$6
912828B25	25	25	26
912828GD6	53	56	54
912828HN3	15	18	17
912828JE1	62	75	70
912828NM8	27	30	29
912828QV5	81	80	83
912828UH1	27	26	27

	$295	$317	$312

Stocks

The cost and fair value of Thrivent Financial’s investment in stocks as of December 31 are summarized as follows (in millions):

	2014	2013
Unaffiliated preferred stocks:
Cost/statement value	$112	$103
Gross unrealized gains	15	8
Gross unrealized losses	—	(2)

Fair value	$127	$109

Unaffiliated common stocks:
Cost	$710	$539
Gross unrealized gains	186	162
Gross unrealized losses	(16)	(7)

Fair value/statement value	$880	$694

Affiliated common stocks:
Cost	$295	$282
Gross unrealized gains	53	84
Gross unrealized losses	(1)	—

Fair value/statement value	$347	$366

Total statement value	$1,339	$1,163

Included in the investment in affiliated stocks balances discussed above is approximately $122 million and $123 million of investments in mutual funds from the Thrivent Financial mutual fund family as of December 31, 2014 and 2013, respectively.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

2. Investments, continued

Stocks, continued

The following table shows the fair value and gross unrealized losses by length of time that individual stocks have been in a continuous unrealized loss position (dollars in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2014
Stocks	204	$130	$17	—	$—	$—

December 31, 2013
Stocks	135	$107	$8	3	$1	$1

Based on Thrivent Financial’s current evaluation of its securities in accordance with its impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature.

Mortgage Loans

Thrivent Financial invests in mortgage loans, principally involving commercial real estate. Such investments consist of first mortgage liens on completed income-producing properties. The carrying value of mortgage loans as of December 31, 2014 and 2013, was $7,378 million and $7,298 million, respectively. There was no allowance for credit losses as of December 31, 2014, 2013 or 2012.

Thrivent Financial requires that all properties subject to mortgage loans have fire insurance at least equal to the value of the property.

The carrying values of mortgage loans by credit quality as of December 31 were as follows (in millions):

	2014	2013
In good standing	$7,255	$7,142
In good standing, with restructured terms	114	127
Delinquent	—	15
In process of foreclosure	9	14

Total mortgage loans	$7,378	$7,298

	2014	2013
Loans with interest rates reduced during the year:
Weighted average interest rate reduction	1.5%	1.4%
Total principal (in millions)	$134	$201
Number of loans	112	217

Interest rates for loans issued during the year:
Maximum	6.1%	6.0%
Minimum	2.8%	2.5%
Maximum loan-to-value ratio for loans issued during the year, exclusive of purchase money mortgages	75%	77%

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

2. Investments, continued

Mortgage Loans, continued

The age analysis of mortgage loans as of December 31 was as follows (in millions):

	2014	2013
Current	$7,365	$7,253
30 – 59 days past due	3	15
60 – 89 days past due	1	7
90 – 179 days past due	—	9
180+ days past due	9	14

Total mortgage loans	$7,378	$7,298

90 – 179 Days Past Due and Accruing Interest:
Investment	$—	$9
Interest accrued	—	—
180+ Days Past Due and Accruing Interest:
Investment	9	14
Interest accrued	1	2

The distribution of Thrivent Financial’s mortgage loans among various geographic regions of the United States as of December 31 was as follows:

	2014	2013
Geographic Region
Pacific	24%	25%
South Atlantic	16	17
East North Central	14	14
West North Central	14	14
Mountain	13	12
Mid-Atlantic	8	7
West South Central	7	7
Other	4	4

Total	100%	100%

The distribution of Thrivent Financial’s mortgage loans among various property types as of December 31 was as follows:

	2014	2013
Property Type
Industrial	30%	31%
Retail	23	23
Office	19	18
Church	12	13
Apartments	7	6
Other	9	9

Total	100%	100%

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

2. Investments, continued

Mortgage Loans, continued

Impaired loans

A loan is determined to be impaired when Thrivent Financial considers it probable that the principal and interest will not be collected according to the contractual terms of the loan agreement. As of December 31, 2014 and 2013, Thrivent Financial held impaired loans with a carrying value of $7 million and $29 million, respectively, and an unpaid principal balance of $13 million and $38 million, respectively, for which there was no related allowance for credit losses recorded.

Any payments received on impaired loans are either applied against the principal or reported as net investment income, based on an assessment as to the collectability of the principal. Interest income on impaired loans is recognized upon receipt.

After loans become 180 days delinquent on principal or interest payments, or if the loans have been determined to be impaired, any accrued but uncollectible interest on the mortgage loans is non-admitted and charged to surplus in the period in which the loans are determined to be impaired. Generally, only after the loans become less than 180 days delinquent from the contractual due date will accrued interest be returned to admitted status. The amount of impairments included in realized capital losses due to debt restructuring during the year was $6 million, $5 million and $10 million for the years ended December 31, 2014, 2013 and 2012, respectively. The average recorded investment in impaired mortgage loans held on December 31, 2014 and 2013, was $2 million and $4 million, respectively. Interest income recognized on impaired mortgage loans totaled $0 million, $0.3 million and $0.3 million during the years ended December 31, 2014, 2013 and 2012, respectively.

In certain circumstances, Thrivent Financial may modify the terms of a loan to maximize the collection of amounts due. During 2014, Thrivent Financial modified 6 loans totaling $14 million under these circumstances. As of December 31, 2014, Thrivent Financial held 4 mortgage loans totaling $2 million where loan modifications had occurred. During 2014, there were no modified mortgage loans with a payment default. During 2013, Thrivent Financial modified 7 loans totaling $21 million under these circumstances. As of December 31, 2013, Thrivent Financial held 7 mortgage loans totaling $29 million where loan modifications had occurred. During 2013, there were no modified mortgage loans with a payment default.

Real Estate

The components of real estate investments as of December 31 were as follows (in millions):

	2014	2013
Home office properties	$167	$163
Held-for-sale	4	18

	171	181
Accumulated depreciation	(116)	(109)

Total real estate	$55	$72

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

2. Investments, continued

Derivative Financial Instruments

Thrivent Financial uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefits features of certain variable annuity products.

The following table summarizes the carrying values, which primarily equal fair values, included in other invested assets on the Statutory-Basis Statements of Assets, Liabilities and Surplus, and the notional amounts of Thrivent Financial’s derivative financial instruments (in millions):

	Carrying Value	Notional Amount	Realized Gain/(Loss)
As of and for the year ended December 31, 2014
Assets:
Call spread options	$4	$45	$—
Futures	—	—	(102)
Foreign currency swaps	6	112	—

Total assets	$10	$157	$(102)

Liabilities:
Call spread options	$2	$47	$—
Covered written call options	1	375	2
Foreign currency swaps	1	13	—

Total liabilities	$4	$435	$2

As of and for the year ended December 31, 2013
Liabilities:
Covered written call options	$1	$1	$2
Futures	—	—	(173)
Foreign currency swaps	8	117	—

Total liabilities	$9	$118	$(171)

All gains and losses are reflected in realized capital gains and losses in the statutory-basis financial statements. Notional amounts do not represent amounts exchanged by the parties and are therefore not a measure of Thrivent Financial’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.

Call Spread Options

Thrivent Financial uses over-the-counter S&P 500 index call spread options (i.e. buying call options and selling cap call options) to manage risks associated with its fixed indexed deferred annuities. The call options are reported at fair value in other invested assets and the cap call options are reported at fair value in other liabilities. The changes in the fair value of the call spread options are recorded in unrealized gains and losses.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

2. Investments, continued

Derivative Financial Instruments, continued

Covered Written Call Options

Thrivent Financial sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral that it owns. The premium received for these call options is recorded in other liabilities at book value at each reporting period. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of realized capital gains and losses. During the years ended December 31, 2014, 2013 and 2012, $14 million, $6 million and $0 million was received in call premium, respectively.

Futures

Thrivent Financial utilizes futures contracts to manage a portion of the risks associated with the guaranteed minimum accumulation benefit feature of its variable annuity products. Cash paid for the futures contracts is recorded in other invested assets. Contracts are settled on a daily basis and recognized in realized gains and losses. The futures contracts are valued at fair value at each reporting period, and the change in the fair value is recognized in unrealized gains and losses.

Foreign Currency Swaps

Thrivent Financial utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments. The swaps are valued at fair value at each reporting period, and the change in the fair value is recognized in realized gains and losses. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

Securities Lending

Elements of the securities lending program are presented below as of December 31 (in millions):

	2014	2013
Loaned securities:
Carrying value	$394	$328
Fair value	401	339

Cash collateral reinvested:
Carrying value	$403	$341
Fair value	403	341

Aging of cash collateral liability:
Open collateral positions	$411	$347

Pledged and Restricted Assets

Thrivent Financial owns assets which are pledged to others as collateral or are otherwise restricted. Thrivent Financial had pledged and restricted assets of $445 million and $384 million as of December 31, 2014 and 2013, respectively. Total pledged and restricted assets, which include state deposits and collateral held under futures transactions and securities lending agreements, are less than 1% of total admitted assets.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

2. Investments, continued

Net Investment Income

Net investment income by type of investment for the years ended December 31 is summarized as follows (in millions):

	2014	2013	2012
Bonds	$1,708	$1,679	$1,694
Affiliated stocks	65	98	41
Unaffiliated stocks	21	19	20
Mortgage loans	413	427	462
Real estate	25	24	25
Contract loans	87	88	90
Cash, cash equivalents and short-term investments	(5)	(1)	4
Limited partnerships	405	268	257
Other invested assets	13	18	13

	2,732	2,620	2,606
Investment expenses	(39)	(38)	(33)
Depreciation on real estate	(7)	(7)	(7)

Net investment income	$2,686	$2,575	$2,566

Realized Capital Gains and Losses

Realized capital gains and losses for the years ended December 31 were as follows (in millions):

	2014	2013	2012
Net gains (losses) on sales:
Bonds:
Gross gains	$231	$250	$311
Gross losses	(31)	(217)	(71)
Stocks:
Gross gains	95	118	134
Gross losses	(20)	(16)	(38)
Futures	(102)	(173)	(121)
Other	10	17	—

Net (losses) gains on sales	183	(21)	215
Provisions for losses:
Bonds	(7)	(3)	(29)
Stocks	(2)	—	—
Other	(5)	(5)	(38)

Total provisions for losses	(14)	(8)	(67)

Realized capital (losses) gains	169	(29)	148
Transfers to interest maintenance reserve	(218)	(49)	(241)

Realized capital losses, net	$(49)	$(78)	$(93)

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

2. Investments, continued

Realized Capital Gains and Losses, continued

Proceeds from the sale of investments in bonds, net of mortgage dollar roll transactions, were $5.0 billion, $6.3 billion and $6.9 billion for the years ended December 31, 2014, 2013 and 2012, respectively.

Thrivent Financial recognized other-than-temporary impairments during the years ended December 31, 2014 and 2013, on the following loan-backed and structured securities where the present value of cash flows expected to be collected were less than the amortized cost basis of the security (in millions):

CUSIP	Book Value Before Impairment	Impairment Recognized	Amortized Cost After Impairment	Fair Value as of Date Impaired	Period Impaired
05948KVV8	$14	$—	$14	$14	4Q 2014
05949AL99	3	—	3	3	4Q 2014
05949AMK3	4	—	4	4	4Q 2014
05949CFW1	3	—	3	3	4Q 2014
07389QAA6	12	—	12	12	4Q 2014
863576AC8	7	—	7	7	4Q 2014
02660YAX0	5	1	4	4	4Q 2014
759676AF6	5	—	5	4	4Q 2014
759676AJ8	4	1	3	3	4Q 2014
75971EAE6	4	1	3	3	4Q 2014
75971EAJ5	3	1	2	2	4Q 2014
78476YAA4	4	—	4	3	4Q 2014
78477AAA5	2	—	2	1	4Q 2014

Total	$70	$4	$66	$63

03703FAJ9	$—	$—	$—	$—	1Q 2013
78476YAA4	6	1	5	5	2Q 2013
78477AAA5	3	—	3	3	2Q 2013
03703FAJ9	—	—	—	—	2Q 2013
12668BQA4	13	1	12	12	4Q 2013
75116FBH1	9	—	9	9	4Q 2013
863576AC8	9	—	9	9	4Q 2013
93934FBQ4	9	1	8	8	4Q 2013
45660LXA2	5	—	5	5	4Q 2013
43739ECN5	4	—	4	4	4Q 2013

Total	$58	$3	$55	$55

Thrivent Financial recognized other-than-temporary impairments during the year ended December 31, 2012, on the following loan-backed and structured securities where the present value of cash flows expected to be collected were less than the amortized cost basis of the security (in millions):

CUSIP	Book Value Before Impairment	Impairment Recognized	Amortized Cost After Impairment	Fair Value as of Date Impaired	Period Impaired
12667GGD9	$38	$2	$36	$31	2Q 2012
576434V92	16	1	15	13	2Q 2012
12667F4N2	13	1	12	12	2Q 2012
46632HAM3	10	—	10	10	2Q 2012
45660LXA2	7	1	6	5	2Q 2012

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

2. Investments, continued

Realized Capital Gains and Losses, continued

CUSIP	Book Value Before Impairment	Impairment Recognized	Amortized Cost After Impairment	Fair Value as of Date Impaired	Period Impaired
46632HAQ4	$2	$1	$1	$1	2Q 2012
53957DAA1	9	5	4	4	3Q 2012
058933AQ5	43	4	39	41	4Q 2012
94983BAT6	22	1	21	23	4Q 2012
949772AA5	17	1	16	18	4Q 2012
94981FAJ1	15	—	15	15	4Q 2012
576434V92	14	—	14	15	4Q 2012
16165TAE3	13	—	13	12	4Q 2012
17307GVN5	11	—	11	11	4Q 2012
46630DAN2	11	3	8	9	4Q 2012
949837AA6	10	—	10	10	4Q 2012
93934FFZ0	9	—	9	8	4Q 2012
45660LST7	8	—	8	8	4Q 2012
12669RAC1	8	3	5	6	4Q 2012
32051GPY5	7	—	7	7	4Q 2012
466247MQ3	6	—	6	6	4Q 2012
17311LAA9	5	—	5	5	4Q 2012
52522QAN2	5	2	3	4	4Q 2012
05949CFW1	4	—	4	4	4Q 2012
68383NDM2	4	—	4	4	4Q 2012
75970QAJ9	4	1	3	3	4Q 2012
93363NAA3	2	—	2	2	4Q 2012
21075WDQ5	2	—	2	2	4Q 2012
17307G4H8	1	—	1	1	4Q 2012

Total	$316	$26	$290	$290

3. Policyholder Liabilities

Many of the contracts issued by Thrivent Financial, primarily annuities, do not subject Thrivent Financial to mortality or morbidity risk. These contracts may have certain limitations placed upon the amount of funds that can be withdrawn without penalties. The following table summarizes liabilities by their withdrawal characteristics (dollars in millions):

	General Account	Separate Account With Guarantees	Separate Account Without Guarantees	Total	% of Total
December 31, 2014
Subject to discretionary withdrawal:
With market value adjustment	$—	$419	$—	$419	1%
At book value less a surrender charge of 5% or more	4,008	—	—	4,008	10
At fair value	—	—	21,219	21,219	55
At book value without adjustment	11,883	—	—	11,883	31
Not subject to discretionary withdrawal	1,208	—	59	1,267	3

Total	$17,099	$419	$21,278	$38,796	100%

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

3. Policyholder Liabilities, continued

	General Account	Separate Account With Guarantees	Separate Account Without Guarantees	Total	% of Total

December 31, 2013
Subject to discretionary withdrawal:
With market value adjustment	$—	$442	$—	$442	1%
At book value less a surrender charge of 5% or more	3,901	—	—	3,901	11
At fair value	—	—	18,633	18,633	52
At book value without adjustment	11,626	—	—	11,626	32
Not subject to discretionary withdrawal	1,196	—	59	1,255	4

Total	$16,723	$442	$18,692	$35,857	100%

The above policyholder liabilities are recorded as components of the following captions of the Statutory-Basis Statements of Assets, Liabilities and Surplus as of December 31 (in millions):

	2014	2013
Aggregate reserves for life, annuity and health contracts	$14,168	$13,836
Deposit liabilities	2,931	2,887
Liabilities related to separate accounts	21,697	19,134

Total	$38,796	$35,857

Thrivent Financial has insurance in force as of December 31, 2014 and 2013, totaling $11 billion and $10 billion, respectively, where the gross premiums are less than the net premiums according to the standard valuation requirements set by the State of Wisconsin. Reserves associated with these policies as of December 31, 2014 and 2013, totaled $56 million and $53 million, respectively.

Deferred and uncollected life insurance premiums and annuity considerations were as follows (in millions):

	Gross	Net of Loading
December 31, 2014
Ordinary new business	$4	$2
Ordinary renewal	61	110

Total	$65	$112

December 31, 2013
Ordinary new business	$5	$2
Ordinary renewal	63	108

Total	$68	$110

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

4. Separate Accounts

Thrivent Financial administers and invests funds segregated into separate accounts for the exclusive benefit of variable annuity, variable immediate annuity and variable universal life contractholders. Variable life and variable annuity separate accounts of Thrivent Financial are nonguaranteed, while Thrivent Financial’s multi-year guarantee separate account is a non-indexed guarantee account. Within the non-guaranteed separate account, all variable deferred annuity contracts contain guaranteed death benefits and some contain guaranteed living benefits. As of December 31, 2014 and 2013, the maximum amount of those guarantees was estimated at $120 million and $125 million, respectively. The following table presents the explicit risk charges paid by separate account contractholders for these guarantees and the amounts paid for guaranteed death benefits for the years ended December 31 (in millions):

	2014	2013	2012	2011	2010
Risk charge paid	$86	$58	$42	$31	$20
Payments for guaranteed benefits	3	3	4	5	6

The distribution of investments in the separate account assets as of December 31 was as follows:

	2014	2013
Equity funds	54%	52%
Bond funds	25	28
Balanced funds	19	18
Other	2	2

Total separate account assets	100%	100%

The following tables summarize information for the separate accounts as of and for the years ended December 31 (in millions):

	Non-Indexed Guarantee	Non- Guaranteed	Total
December 31, 2014
Reserves:
For accounts with assets at fair value	$419	$22,037	$22,456

By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$419	$—	$419
At fair value	—	21,978	21,978
Not subject to discretionary withdrawal	—	59	59

Total	$419	$22,037	$22,456

December 31, 2013
Reserves:
For accounts with assets at fair value	$442	$19,393	$19,835

By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$442	$—	$442
At fair value	—	19,334	19,334
Not subject to discretionary withdrawal	—	59	59

Total	$442	$19,393	$19,835

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

4. Separate Accounts, continued

	2014	2013	2012
Premiums, considerations and deposits:
Non-indexed guarantee	$3	$5	$7
Non-guaranteed	2,795	2,715	2,306

Total	$2,798	$2,720	$2,313

	2014	2013	2012
Transfers to separate accounts	$2,796	$2,718	$2,311
Transfers from separate accounts	(1,063)	(1,028)	(957)
Other items	(5)	(2)	(4)

Transfers to separate accounts, net	$1,728	$1,688	$1,350

5. Claims Liabilities

Activity in the liabilities for accident and health, long-term care and disability benefits, included in aggregate reserves and claims liabilities, is summarized below (in millions):

	2014	2013
Net balance at January 1	$821	$759
Incurred related to:
Current year	356	336
Prior years	60	13

Total incurred	416	349
Paid related to:
Current year	69	66
Prior years	233	221

Total paid	302	287

Net balance at December 31	$935	$821

Thrivent Financial uses estimates for determining its liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Thrivent Financial annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining its estimate of ultimate claims experience. Differences between anticipated claims and actual claims can result in adjustments to liabilities in each year. Thrivent Financial increased its long term care insurance claim reserves in 2014 as a result of an updated claim experience study that evaluated claim termination rates and claim utilization rates.

6. Reinsurance

Thrivent Financial participates in reinsurance in order to limit its maximum losses and to diversify its exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Generally, Thrivent Financial retains a maximum of $3 million of single or joint life coverage for any single mortality risk. Ceded balances would represent a liability of Thrivent Financial in the event the reinsurers were unable to meet their obligations under the terms of the reinsurance agreements.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

6. Reinsurance, continued

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Reinsurance amounts included in the Statutory-Basis Statements of Operations for the years ended December 31 were as follows (in millions):

	2014	2013	2012
Direct premiums	$5,522	$5,282	$5,035
Reinsurance ceded	(96)	(90)	(84)

Net premiums	$5,426	$5,192	$4,951

Reinsurance claims recovered	$51	$40	$36

Aggregate reserves and contract claims liabilities in the Statutory-Basis Statements of Assets, Liabilities and Surplus for the years ended December 31 were reduced by reinsurance ceded amounts as follows (in millions):

	2014	2013
Life insurance	$552	$489
Accident and health	2	1

Total	$554	$490

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders.

Four reinsurance companies account for approximately 90% of the reinsurance recoverable as of December 31, 2014. Thrivent Financial periodically reviews the financial condition of its reinsurers and amounts recoverable in order to evaluate the financial strength of the companies supporting the recoverable balances.

7. Surplus

Thrivent Financial is subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. Thrivent Financial exceeds the RBC requirements as of December 31, 2014 and 2013.

Unassigned funds were represented or reduced by the following categories and amounts as of December 31 (in millions):

	2014	2013
Unrealized gains and losses	$521	$413
Non-admitted assets	(98)	(93)
Separate account business	74	79
Asset valuation reserve	(972)	(940)

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

8. Fair Value of Financial Instruments

Financial Instruments Carried at Fair Value

The fair values of Thrivent Financial’s financial instruments carried at fair value were as follows (in millions):

	Level 1	Level 2	Level 3	Total
December 31, 2014
Assets
Unaffiliated common stocks:
Large-cap	$319	$9	$—	$328
Mid-cap	98	—	—	98
International	—	39	—	39
REITs	77	—	—	77
Other	304	34	—	338
Short-term investments	115	—	—	115
Assets held in separate accounts	—	23,079	—	23,079
Other invested assets	—	6	4	10

Total	$913	$23,167	$4	$24,084

Liabilities:
Other liabilities	$—	$1	$2	$3

The fair values of Thrivent Financial’s financial instruments carried at fair value were as follows (in millions):

	Level 1	Level 2	Level 3	Total
December 31, 2013
Unaffiliated common stocks:
Large-cap	$235	$6	$—	$241
Mid-cap	72	—	—	72
International	—	42	—	42
REITs	55	—	—	55
Other	255	29	—	284
Short-term investments	55	23	—	78
Assets held in separate accounts	—	20,414	—	20,414

Total	$672	$20,514	$—	$21,186

Level 1 Financial Instruments

This category includes unaffiliated common stocks and short-term investments. Unaffiliated common stocks primarily are valued using quoted prices in active markets. Short-term investments consist of money market mutual funds whose fair value is based on the quoted daily net asset value of the invested fund.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

8. Fair Value of Financial Instruments, continued

Financial Instruments Carried at Fair Value, continued

Level 2 Financial Instruments

Level 2 financial instruments include certain unaffiliated common stocks, short-term investments and assets held in separate accounts. Unaffiliated common stocks are valued based on market quotes where stocks are not considered actively traded. Short-term investments are valued using significant observable inputs. The fair values for separate account assets are based on published daily net asset values of the funds in which the separate accounts are invested.

Level 3 Financial Instruments

Level 3 financial instruments include other invested assets, which consist of certain derivatives. The fair value was determined using independent broker quotes.

There were no gains or losses recognized in net income during 2014, 2013 or 2012 attributable to the change in unrealized gains and losses related to Level 3 assets still held at December 31, 2014, 2013 or 2012.

The following table shows the changes in fair values for the other invested assets categorized as Level 3 (in millions):

2014
Balance, January 1	$—
Purchases	3
Unrealized gains and losses	1

Balance, December 31	$4

Transfers

The fair values of significant transfers between Thrivent Financial’s Level 1, Level 2 and Level 3 fair value measurements as of December 31 were as follows (in millions):

	Transfers out of Level 1 into:		Transfers out of Level 2 into:		Transfers out of Level 3 into:
	Level 2	Level 3	Level 1	Level 3	Level 1	Level 2
December 31, 2014	$—	$—	$—	$—	$—	$—
December 31, 2013	$—	$—	$—	$—	$—	$—

Transfers between fair value hierarchy levels are recognized at the end of the reporting period. The transfers during 2013 were due to price source changes.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

8. Fair Value of Financial Instruments, continued

Financial Instruments Not Carried at Fair Value

The carrying value and fair value of Thrivent Financial’s financial instruments not carried at fair value are presented below (in millions).

	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2014
Financial assets:
Bonds	$39,036	$2,032	$33,378	$6,507	$41,917
Unaffiliated preferred stocks	112	—	127	—	127
Mortgage loans	7,378	—	—	7,841	7,841
Contract loans	1,192	—	—	1,192	1,192
Cash, cash equivalents and short-term investments	1,388	57	1,332	—	1,389
Limited partnerships	2,639	—	—	2,645	2,645
Real estate — held-for-sale	4	—	—	5	5
Other invested assets	145	—	112	70	182
Financial liabilities:
Deferred annuities	11,630	—	—	11,563	11,563
Liabilities related to separate accounts	23,006	—	23,006	—	23,006
Other deposit contracts	2,931	—	—	2,931	2,931
Other liabilities	1	—	—	1	1

The carrying value and fair value of Thrivent Financial’s financial instruments not carried at fair value are presented below (in millions).

	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2013
Financial assets:
Bonds	$37,437	$2,017	$31,690	$5,405	$39,112
Unaffiliated preferred stocks	103	—	103	6	109
Mortgage loans	7,298	—	—	7,566	7,566
Contract loans	1,220	—	—	1,220	1,220
Cash, cash equivalents and short-term investments	1,352	65	1,284	6	1,355
Limited partnerships	2,362	—	—	2,369	2,369
Real estate — held-for-sale	18	—	—	21	21
Other invested assets	184	—	107	73	180
Financial liabilities:
Deferred annuities	11,219	—	—	11,165	11,165
Liabilities related to separate accounts	20,335	—	20,335	—	20,335
Other deposit contracts	2,887	—	—	2,887	2,887

Level 1 Financial Instruments

Financial instruments categorized as Level 1 include bonds, which are priced based on quoted market prices and primarily include U.S. Treasury bonds and cash.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

8. Fair Value of Financial Instruments, continued

Financial Instruments Not Carried at Fair Value, continued

Level 2 Financial Instruments

Level 2 financial instruments include bonds, unaffiliated preferred stocks, cash, cash equivalents and short-term investments, other invested assets and liabilities related to separate accounts.

Bonds that are priced using a third party pricing vendor primarily include certain corporate debt securities and asset-backed securities. Pricing from a third party pricing vendor varies by asset class but generally includes inputs such as estimated cash flows, benchmark yields, reported trades, issuer spreads, bids, offers, credit quality, industry events and economic events. If Thrivent Financial is unable to obtain a price from a third party pricing vendor, management may obtain a broker quote or utilize an internal pricing model specific to the asset. The internal pricing models apply practices that are standard among the industry and utilize observable market data, where available. These investments primarily include private placement debt securities and other debt obligations. Fair values of unaffiliated preferred stocks are based on market quotes where these securities are not considered actively traded.

Cash, cash equivalents and short-term investments includes investments in commercial paper and agency notes. The carrying amounts for these investments approximate their fair values. Other invested assets include investments in surplus notes in which the fair values are based on quoted market prices, where available. The carrying amounts of liabilities related to separate accounts reflect the amounts in the separate account assets and approximate their fair values.

Level 3 Financial Instruments

Level 3 financial instruments include bonds, stocks, mortgage loans, contract loans, limited partnerships, real estate, other invested assets, deferred annuities, other deposit contracts and other liabilities.

Level 3 bonds and stocks are valued using internal pricing models specific to the assets using unobservable inputs such as issuer spreads, estimated cash flows, internal credit ratings and volatility adjustments, and primarily include private placement debt securities. The fair values for mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The carrying amounts for contract loans approximate their fair values. Limited partnerships include private equity investments. The fair values of these investments are estimated using internal valuation methodologies designed for specific asset classes utilizing both income- and market-based approaches where possible. The fair value of real estate held-for-sale is based on current market price assessments on the properties. Other invested assets primarily include real estate joint ventures. The fair values of real estate joint venture investments are estimated using internal valuation methodologies designed for specific asset classes utilizing both income- and market-based approaches where possible.

The fair values for deferred annuities and other deposit contracts, which include supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal. The fair values for other liabilities, which consist of certain derivatives, are derived from broker quotes.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

8. Fair Value of Financial Instruments, continued

Valuation Assumptions

The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instruments. These fair values are for certain financial instruments of Thrivent Financial; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent Financial.

9. Benefit Plans

Pension and Other Postretirement Benefits

Thrivent Financial has a qualified noncontributory defined benefit retirement plan that provides benefits to substantially all home office and field employees upon retirement. Thrivent Financial also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent Financial uses a measurement date of December 31 in its benefit plan disclosures.

The components of net periodic pension expense for Thrivent Financial’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):

	Retirement Plan			Other Plans
	2014	2013	2012	2014	2013	2012
Service cost	$20	$22	$20	$2	$3	$8
Interest cost	49	42	43	6	6	5
Expected return on plan assets	(65)	(56)	(55)	—	—	—
Other	19	31	20	7	9	1

Net periodic cost	$23	$39	$28	$15	$18	$14

The plans’ amounts recognized in the statutory-basis financial statements as of December 31 were as follows (in millions):

	Retirement Plan		Other Plans
	2014	2013	2014	2013
Change in projected benefit obligation:
Benefit obligation, beginning of year	$988	$1,008	$121	$108
Service cost	20	22	2	3
Interest cost	49	42	6	6
Actuarial (gain) loss	154	(49)	—	(35)
Transfers from Defined Contribution Plan	—	1	—	—
Inclusion of non-vested benefit obligation	—	2	—	43
Benefits paid	(41)	(38)	(6)	(4)

Benefit obligation, end of year	$1,170	$988	$123	$121

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

9. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

	Retirement Plan		Other Plans
	2014	2013	2014	2013
Change in plan assets:
Fair value of plan assets, beginning of year	$817	$716	$—	$—
Actual return on plan assets	56	105	—	—
Employer contribution	39	33	6	4
Transfers from Defined Contribution Plan	—	1	—	—
Benefits paid	(41)	(38)	(6)	(4)

Fair value of plan assets, end of year	$871	$817	$—	$—

The plans’ amounts recognized in the statutory-basis financial statements, funding statuses and accumulated benefit obligation as of December 31 were as follows (in millions):

	Retirement Plan		Other Plans
	2014	2013	2014	2013
Funded status:
Accrued benefit costs	$—	$—	$(108)	$(99)
Liability for pension benefits	299	171	(15)	(22)

Total unfunded liabilities	(299)	(171)	(123)	(121)

Items not yet recognized:
Net losses (gains)	439	296	(11)	(11)
Net prior service cost	(3)	(4)	26	33

Accumulated amounts recognized in periodic pension expenses	$137	$121	$(108)	$(99)

Accumulated benefit obligation	$1,111	$951	$122	$107

The unfunded liabilities for the retirement plan and other postretirement plans at December 31, 2014 and 2013, are included in other liabilities in the Statutory-Basis Statement of Assets, Liabilities and Surplus.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

9. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

A summary of the amounts yet to be recognized in the Statutory-Basis Statement of Operations as of December 31 is as follows (in millions):

	Retirement Plan			Other Plans
	Net Prior Service Cost	Net Recognized (Gains) Losses	Total	Net Prior Service Cost	Net Recognized (Gains) Losses	Total
Items not yet recognized, January 1, 2013	$(6)	$426	$420	$(3)	$25	$22
Net prior service cost arising during the period	2	—	2	43	—	43
Net prior service cost recognized	—	—	—	(7)	—	(7)
Net (gain) loss arising during the period	—	(97)	(97)	—	(35)	(35)
Net gain (loss) recognized	—	(33)	(33)	—	(1)	(1)

Items not yet recognized, December 31, 2013	(4)	296	292	33	(11)	22
Net prior service cost arising during the period	—	—	—	—	—	—
Net prior service cost recognized	1	—	1	(7)	—	(7)
Net (gain) loss arising during the period	—	163	163	—	(1)	(1)
Net gain (loss) recognized	—	(20)	(20)	—	1	1

Items not yet recognized, December 31, 2014	$(3)	$439	$436	$26	$(11)	$15

The amounts in unassigned funds expected as of December 31 to be recognized in the next fiscal year as components of periodic benefit cost were as follows (in millions):

	Retirement Plan		Other Plans
	2014	2013	2014	2013
Net prior service cost	$(1)	$(1)	$7	$8
Net recognized gains/(losses)	32	20	—	(1)

Pension and Other Postretirement Benefit Factors

Thrivent Financial periodically evaluates the long-term earned rate assumptions, taking into consideration historical performance of the plan’s assets as well as current asset diversification and investment strategy in determining the rate of return assumptions used in calculating the plans’ benefit expenses and obligation.

	Retirement Plan		Other Plans
	2014	2013	2014	2013
Weighted average assumptions at end of year:
Discount rate	4.20%	5.10%	4.20%	5.10%
Expected return on plan assets	8.00	8.00	N/A	N/A
Rate of compensation increase	3.00	3.00	N/A	N/A

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 7.00% in 2014 trending down to 5.00% in 2024. The assumed health care cost trend rates can have a significant impact on the amounts reported. For example, a one-percentage point increase or decrease in the rate would change the 2014 total service and interest cost by $1 million and the postretirement health care benefit

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

9. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

Pension and Other Postretirement Benefit Factors, continued

obligation by $13 million. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent’s Medicare prescription plan is fully insured and therefore the plan’s insurer receives the federal subsidy.

Estimated benefit payments for the next ten years are as follows: 2015 — $52 million; 2016 — $55 million; 2017 — $58 million; 2018 — $61 million; 2019 — 65 million; and 2020 to 2024 — $372 million.

The minimum pension contribution required for 2014 under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) guidelines will be determined in the first quarter of 2015.

Pension Assets

The assets of Thrivent Financial’s qualified defined benefit plan are held in trust. Thrivent Financial has a benefit plan advisory committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent Financial employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.

The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Allocations for plan assets for the years ended December 31 were as follows:

	Target Allocation	Actual Allocation
		2014	2013
Equity securities	60%	61%	61%
Fixed income and other securities	40	39	39

Total	100%	100%	100%

Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large-cap and small-cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet its pension obligations in the future.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

9. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

Pension Assets, continued

The fair values of the defined benefit plan by asset category are presented below (in millions):

	Level 1	Level 2	Level 3	Total
December 31, 2014
Fixed maturity securities:
U.S. government and agency securities	$61	$1	$—	$62
Securities issued by foreign governments	—	—	—	—
Corporate debt securities	—	208	1	209
Residential mortgage-backed securities	—	50	—	50
Commercial mortgage-backed securities	—	2	—	2
Other debt obligations	—	7	—	7
Common stocks:
Large-cap	226	8	—	234
Mid-cap	21	—	—	21
Small-cap	31	2	—	33
Other	79	1	—	80
Preferred stock	—	1	—	1
Affiliated mutual funds — equity funds	98	—	—	98
Short-term investments	25	72	—	97
Limited partnerships	—	—	11	11
Derivatives	—	3	—	3

Total	$541	$355	$12	$908

December 31, 2013
Fixed maturity securities:
U.S. government and agency securities	$50	$—	$—	$50
Securities issued by foreign governments	—	1	—	1
Corporate debt securities	—	201	1	202
Residential mortgage-backed securities	—	52	—	52
Commercial mortgage-backed securities	—	4	—	4
Other debt obligations	—	2	—	2
Common stocks:
Large-cap	239	6	—	245
Mid-cap	17	—	—	17
Small-cap	9	—	—	9
Other	66	—	—	66
Preferred stock	—	1	—	1
Affiliated mutual funds — equity funds	114	—	—	114
Short-term investments	17	67	—	84
Limited partnerships	—	—	6	6

Total	$512	$334	$7	$853

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

9. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

Pension Assets, continued

The fair value of defined benefit plan assets as presented in the table above does not include net accrued liabilities in the amount of $37 million and $36 million as of December 31, 2014 and 2013, respectively.

There were no significant transfers of defined benefit plan Level 1 and Level 2 fair value measurements during 2014 or 2013. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.

The following table shows the changes in fair values of defined benefit plan assets categorized as Level 3 (in millions):

	Corporate debt securities	Residential mortgage-backed securities	Limited Partnerships	Total
Balance, January 1, 2013	$—	$1	$1	$2
Purchases	1	—	5	6
Transfers out of Level 3	—	(1)	—	(1)

Balance, December 31, 2013	1	—	6	7
Purchases	—	—	11	11
Sales	(1)	—	(6)	(7)
Transfers into Level 3	1	—	—	1

Balance, December 31, 2014	$1	$—	$11	$12

Defined Contribution Plans

Thrivent Financial also provides contributory and noncontributory defined contribution retirement benefits that cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent Financial will match participant contributions up to 6% of eligible earnings. In addition, Thrivent Financial will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees. For the years ended December 31, 2014, 2013 and 2012, Thrivent Financial contributed $32 million, $30 million and $27 million, respectively, to these plans.

As of December 31, 2014 and 2013, $96 million and $99 million, respectively, of the assets of the defined contribution plans were invested in a deposit administration contract issued by Thrivent Financial.

10. Commitments and Contingent Liabilities

Litigation and Other Proceedings

Thrivent Financial is involved in various lawsuits, contractual matters and other contingencies that have arisen from the normal course of business. Thrivent Financial assesses its exposure to these matters periodically and adjusts its provision accordingly. As of December 31, 2014, Thrivent Financial believes adequate provision has been made for any losses that may result from these matters.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

10. Commitments and Contingent Liabilities, continued

Financial Instruments

Thrivent Financial is a party to financial instruments with on- and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate, equity price or liquidity risk in excess of the amount recognized in the Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent Financial’s exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.

Commitments to Extend Credit

Thrivent Financial has commitments to extend credit for mortgage loans and other lines of credit of $215 million and $136 million as of December 31, 2014 and 2013, respectively. Commitments to purchase limited partnerships and other invested assets were $1,447 million and $1,233 million as of December 31, 2014 and 2013, respectively.

Financial Guarantees

Thrivent Financial has entered into an agreement to purchase certain debt obligations of a third party civic organization, totaling $37 million, in the event certain conditions occur, as defined in the agreement. This agreement is secured by the assets of the third party.

Thrivent Financial has guaranteed that it will maintain the capital and surplus of its insurance affiliate and its trust affiliate above certain levels required by the primary regulator of each company.

Leases

Thrivent Financial has operating leases for certain office equipment and real estate. Rental expense for these items totaled $11 million for each of the years ended December 31, 2014, 2013 and 2012. Future minimum rental commitments, in aggregate, as of December 31, 2014 were $15 million for operating leases. The future minimum rental payments for the five succeeding years were as follows: 2015 — $5 million; 2016 — $4 million; 2017 — $3 million; 2018 — $2 million; and 2019 — $1 million.

Leasing is not a significant part of Thrivent Financial’s business activities as lessor.

11. Related Party Transactions

Thrivent Financial provides administrative services on behalf of its subsidiaries in accordance with intercompany service agreements. The net amount of expenses allocated under these agreements totaled $79 million, $79 million and $78 million for the years ended December 31, 2014, 2013 and 2012, respectively. The net receivables due from affiliates for the years ended December 31, 2014 and 2013, were $8 million and $6 million, respectively.

Thrivent Financial has an agreement with an affiliate who distributes its variable products. Under the terms of the agreement, the Company paid commissions, bonuses and other benefits to the affiliate totaling $111 million, $126 million and $96 million for the years ended December 31, 2014, 2013 and 2012, respectively.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

11. Related Party Transactions, continued

Thrivent Financial is the investment advisor for the Thrivent Series Portfolios in which the separate accounts assets are invested. Advisor fees in the amount of $143 million, $114 million and $99 million for the years ended December 31, 2014, 2013 and 2012, respectively, were included in separate account fees in the Statutory Statement of Operations.

12. Basis of Presentation

The preceding statutory-basis financial statements of Thrivent Financial have been prepared in accordance with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which practices differ from GAAP.

The following describes the more significant statutory accounting policies that are different from GAAP accounting policies.

Fixed Maturity Securities

For GAAP purposes, investments in fixed maturity securities are reported at fair value with the change in fair value reported as a separate component of comprehensive income for available-for-sale securities and reported as realized gains or losses for trading securities.

Acquisition Costs

For GAAP purposes, costs incurred that are directly related to the successful acquisition and issuance of new or renewal insurance contracts are deferred to the extent such costs are deemed recoverable from future profits and amortized in proportion to estimated margins from interest, mortality and other factors under the contracts.

Contract Liabilities

For GAAP purposes, liabilities for future contract benefits and expenses are estimated based on expected experience or actual account balances.

Non-Admitted Assets

For GAAP purposes, certain assets, primarily furniture, equipment and agents’ debit balances, are not charged directly to members’ equity and are not excluded from the balance sheet.

Interest Maintenance Reserve

For GAAP purposes, certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are not deferred and amortized into operating results over the remaining maturity of the sold security.

Asset Valuation Reserve

For GAAP purposes, an asset valuation reserve is not maintained.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

12. Basis of Presentation, continued

Premiums

For GAAP purposes, funds deposited and withdrawn on universal life and investment-type contracts are not recorded in the income statement.

Consolidation

For GAAP purposes, subsidiaries are consolidated into the results of their parent.

Differences between consolidated GAAP financial statements and statutory-basis financial statements as of and for the years ended December 31, 2014 and 2013, have not been quantified but are presumed to be material.

The following table reconciles consolidated GAAP net income to the statutory-basis net income of Thrivent Financial for the year ended December 31, 2012, as reported to regulatory authorities and contained in the statutory-basis financial statements included in this report (in millions):

2012
Consolidated GAAP net income	$669
Adjustments to GAAP basis for:
Difference in reserve bases	54
Deferred acquisition costs	(89)
Interest maintenance reserve	(111)
Difference in reporting basis on invested assets	(28)
Other	10

Statutory-basis net income	$505

Independent Auditor’s Report on Supplementary Information

To the Board of Directors of Thrivent Financial for Lutherans

We have audited the statutory-basis financial statements of Thrivent Financial for Lutherans (the “Company”) as of December 31, 2014 and for the year then ended and our report thereon appears on page F-1 of this document. That audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The Supplementary Insurance Information contained in the accompanying Schedules I, III and IV (collectively, the “supplemental schedules”) of the Company as of December 31, 2014 and for the year then ended are presented for additional analysis and are not required disclosures for the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

The Supplementary Insurance Information contained in the accompanying Schedules I, III and IV as of December 31, 2013 and 2012 and for the periods then ended were audited by other auditors whose report, dated April 24, 2014 expressed an unqualified opinion.

Minneapolis, MN

April 29, 2015

Thrivent Financial for Lutherans

Supplementary Insurance Information

Schedule I — Summary of Investments

As of December 31, 2014

(in millions)

Type of Investment	Amortized Cost	Fair Value	Amount Shown on Balance Sheet
Bonds:
U.S. government and agency securities	$2,368	$2,481	$2,368
U.S. state and political subdivision securities	140	179	140
Securities issued by foreign governments	101	113	101
Corporate debt securities	27,790	30,277	27,790
Residential mortgage-backed securities	6,531	6,692	6,531
Commercial mortgage-backed securities	1,706	1,761	1,706
Collateralized debt obligations	3	11	3
Other debt obligations	397	403	397

Total bonds	39,036	41,917	39,036
Stocks:
Preferred stocks	112	127	112
Unaffiliated common stocks	710	880	880
Affiliated common stocks	295	347	347

Total stocks	1,117	1,354	1,339
Mortgage loans	7,378	xxxxx	7,378
Cash, cash equivalents and short term investments	1,503	xxxxx	1,503
Contract loans	1,192	xxxxx	1,192
Limited partnerships	2,639	xxxxx	2,639
Other	232	xxxxx	232

Total cash and invested assets	$53,097		$53,319

Thrivent Financial for Lutherans

Schedule III — Supplementary Insurance Information

As of and For the Years Ended December 31, 2014, 2013 and 2012

(in millions)

As of December 31, 2014:

	Aggregate Reserves	Deposit Liabilities	Contract Claims
Life	$21,818	$75	$132
Annuity	14,168	2,856	100
Health	5,073	—	33

	$41,059	$2,931	$265

For the year ended December 31, 2014:

	Premiums and Considerations	Net Investment Income	Separate Account Fees and Other	Benefits, Claims, etc.	Commissions and Other Expenses
Life	$1,396	$1,237	$89	$1,853	$656
Annuity	3,830	890	532	4,344	624
Health	314	285	3	681	8
Other	—	274	89	—	(41)

	$5,540	$2,686	$713	$6,878	$1,247

As of December 31, 2013:

	Aggregate Reserves	Deposit Liabilities	Contract Claims
Life	$21,361	$76	$128
Annuity	13,836	2,811	85
Health	4,697	—	31

	$39,894	$2,887	$244

For the year ended December 31, 2013:

	Premiums and Considerations	Net Investment Income	Separate Account Fees and Other	Benefits, Claims, etc.	Commissions and Other Expenses
Life	$1,483	$1,202	$98	$1,956	$637
Annuity	3,538	852	447	4,028	551
Health	311	274	2	563	47
Other	—	247	70	—	(36)

	$5,332	$2,575	$617	$6,547	$1,199

Thrivent Financial for Lutherans

Schedule III — Supplementary Insurance Information, continued

As of and For the Years Ended December 31, 2014, 2013 and 2012

(in millions)

As of December 31, 2012:

	Aggregate Reserves	Deposit Liabilities	Contract Claims
Life	$20,738	$78	$120
Annuity	13,620	2,810	74
Health	4,416	—	36

	$38,774	$2,888	$230

For the year ended December 31, 2012:

	Premiums and Considerations	Net Investment Income	Separate Account Fees and Other	Benefits, Claims, etc.	Commissions and Other Expenses
Life	$1,592	$1,226	$104	$2,099	$652
Annuity	3,289	905	414	3,861	475
Health	312	270	2	554	44
Other	—	165	26	—	22

	$5,193	$2,566	$546	$6,514	$1,193

Thrivent Financial for Lutherans

Schedule IV — Reinsurance

As of December 31, 2014, 2013 and 2012

(in millions)

As of December 31, 2014:

	Direct Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
Life insurance in-force	$182,527	$50,926	$—	$131,601	—
Premiums and considerations:
Life	1,491	95	—	1,396	—
Annuity	3,716	—	—	3,716	—
Health	315	1	—	314	—

	$5,522	$96	$—	$5,426	—

As of December 31, 2013:

	Direct Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
Life insurance in-force	$178,306	$46,685	$—	$131,620	—
Premiums and considerations:
Life	1,572	89	—	1,483	—
Annuity	3,398	—	—	3,398	—
Health	312	1	—	311	—

	$5,282	$90	$—	$5,192	—

As of December 31, 2012:

	Direct Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
Life insurance in-force	$174,441	$42,840	$—	$131,601	—
Premiums and considerations:
Life	1,675	83	—	1,592	—
Annuity	3,047	—	—	3,047	—
Health	313	1	—	312	—

	$5,035	$84	$—	$4,951	—

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Contractholders of

Thrivent Financial for Lutherans

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the divisions of Thrivent Variable Annuity Account II (the Variable Account) sponsored by Thrivent Financial for Lutherans (Thrivent Financial), referred to in Note 1, at December 31, 2014, the results of their operations for the year then ended, and the changes in their net assets for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Thrivent Financial; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2014 by correspondence with Thrivent Series Fund, Inc., provide a reasonable basis for our opinion.

April 29, 2015

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contractholders of

Thrivent Financial for Lutherans

We have audited the accompanying statements of changes in net assets of the individual subaccounts of Thrivent Variable Annuity Account II (the Variable Account) sponsored by Thrivent Financial for Lutherans, referred to in Note 1, for the periods indicated therein ended December 31, 2013, and the related financial highlights, as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the changes in net assets of each of the respective subaccounts constituting the Thrivent Variable Annuity Account II for the periods indicated therein ended December 31, 2013, and the related financial highlights, as disclosed in the financial statements, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

April 24, 2014

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Assets and Liabilities

December 31, 2014

Subaccount	Investments at fair value	Receivable from Thrivent Financial for annuity reserve adjustment	Total Assets	Payable to Thrivent Financial for annuity reserve adjustment	Net Assets	Reserves for contracts in annuity payment period	Accumulation units outstanding	Unit value (accumulation)	Series funds, at cost	Series funds shares owned
Aggressive Allocation	$1,547,493	$11,812	$1,559,305	$—	$1,559,305	$1,559,305	87,656	$17.65	$1,231,473	100,243
Moderately Aggressive Allocation	$9,835,216	$239,913	$10,075,129	$—	$10,075,129	$10,075,129	577,091	$17.04	$8,184,689	668,271
Moderate Allocation	$17,193,942	$367,915	$17,561,857	$—	$17,561,857	$17,561,857	1,054,871	$16.30	$14,811,194	1,236,538
Moderately Conservative Allocation	$7,806,862	$241,525	$8,048,387	$—	$8,048,387	$8,048,387	519,148	$15.04	$6,971,997	605,498
Growth and Income Plus	$180,060	$4,304	$184,364	$—	$184,364	$184,364	14,984	$12.02	$165,035	16,801
Balanced Income Plus	$3,490,384	$354,234	$3,844,618	$—	$3,844,618	$3,844,618	108,719	$32.10	$3,555,332	234,761
Diversified Income Plus	$1,753,682	$82,655	$1,836,337	$—	$1,836,337	$1,836,337	91,525	$19.16	$1,541,278	220,964
Opportunity Income Plus	$192,729	$9,526	$202,255	$—	$202,255	$202,255	13,778	$13.99	$191,430	18,988
Partner Technology	$145,272	$7,264	$152,536	$—	$152,536	$152,536	12,507	$11.62	$86,865	13,579
Partner Healthcare	$248,082	$8,555	$256,637	$—	$256,637	$256,637	11,576	$21.43	$156,170	12,594
Natural Resources	$113,223	$4,350	$117,573	$—	$117,573	$117,573	17,020	$6.65	$151,080	18,519
Partner Emerging Markets Equity	$95,429	$3,213	$98,642	$—	$98,642	$98,642	8,127	$11.74	$83,156	7,902
Real Estate Securities	$777,149	$26,057	$803,206	$—	$803,206	$803,206	22,899	$33.94	$550,030	34,110
Partner Small Cap Growth	$181,092	$4,376	$185,468	$—	$185,468	$185,468	9,311	$19.45	$128,110	10,414
Partner Small Cap Value	$400,342	$13,469	$413,811	$—	$413,811	$413,811	11,474	$34.89	$288,851	14,156
Small Cap Stock	$644,903	$22,813	$667,716	$—	$667,716	$667,716	28,742	$22.44	$435,449	35,104
Small Cap Index	$2,140,972	$224,794	$2,365,766	$—	$2,365,766	$2,365,766	38,056	$56.26	$1,732,226	122,773
Mid Cap Growth	$1,148,070	$41,193	$1,189,263	$—	$1,189,263	$1,189,263	45,220	$25.39	$747,431	45,270
Partner Mid Cap Value	$43,489	$1,413	$44,902	$—	$44,902	$44,902	1,990	$21.85	$31,197	2,398
Mid Cap Stock	$695,493	$28,335	$723,828	$—	$723,828	$723,828	29,811	$23.33	$416,605	36,885
Mid Cap Index	$747,247	$46,699	$793,946	$—	$793,946	$793,946	26,901	$27.78	$565,483	45,716
Partner Worldwide Allocation	$1,010,885	$66,932	$1,077,817	$—	$1,077,817	$1,077,817	105,228	$9.61	$861,045	108,690
Partner All Cap	$268,768	$13,014	$281,782	$—	$281,782	$281,782	14,893	$18.05	$181,719	18,949
Large Cap Growth	$2,267,672	$88,058	$2,355,730	$—	$2,355,730	$2,355,730	115,464	$19.64	$1,208,667	80,753
Partner Growth Stock	$181,967	$11,339	$193,306	$—	$193,306	$193,306	7,980	$22.80	$115,180	9,723
Large Cap Value	$864,524	$58,366	$922,890	$—	$922,890	$922,890	35,643	$24.25	$567,290	51,499
Large Cap Stock	$2,161,224	$117,391	$2,278,615	$—	$2,278,615	$2,278,615	164,783	$13.12	$1,585,729	175,309
Large Cap Index	$3,277,331	$334,526	$3,611,857	$—	$3,611,857	$3,611,857	80,472	$40.73	$2,487,370	114,001
High Yield	$1,843,299	$70,418	$1,913,717	$—	$1,913,717	$1,913,717	84,082	$21.92	$1,854,439	378,237
Income	$1,322,161	$50,197	$1,372,358	$—	$1,372,358	$1,372,358	77,276	$17.11	$1,262,464	125,907
Bond Index	$756,204	$108,352	$864,556	$—	$864,556	$864,556	33,921	$22.29	$715,595	68,751
Limited Maturity Bond	$536,973	$25,394	$562,367	$—	$562,367	$562,367	42,395	$12.67	$541,218	54,710
Money Market	$208,406	$15,978	$224,384	$—	$224,384	$224,384	202,656	$1.03	$208,406	208,406

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Operations

For the Year Ended December 31, 2014

	Investment Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Dividends	Mortality & expense risk charges	Net investment income (loss)	Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments	Net gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Aggressive Allocation	$7,012	$(20,063)	$(13,051)	$79,016	$44,774	$(36,458)	$87,332	$74,281
Moderately Aggressive Allocation	$81,300	$(121,941)	$(40,641)	$249,000	$254,924	$(7,496)	$496,428	$455,787
Moderate Allocation	$193,067	$(217,427)	$(24,360)	$413,486	$446,921	$(60,639)	$799,768	$775,408
Moderately Conservative Allocation	$126,577	$(101,338)	$25,239	$190,561	$174,310	$(69,341)	$295,530	$320,769
Growth and Income Plus	$4,736	$(2,346)	$2,390	$2,425	$14,505	$(17,621)	$(691)	$1,699
Balanced Income Plus	$57,592	$(45,596)	$11,996	$69,308	$645,115	$(555,583)	$158,840	$170,836
Diversified Income Plus	$54,221	$(22,865)	$31,356	$50,217	$—	$(26,331)	$23,886	$55,242
Opportunity Income Plus	$6,997	$(2,555)	$4,442	$609	$—	$(352)	$257	$4,699
Partner Technology	$—	$(1,789)	$(1,789)	$6,786	$—	$7,570	$14,356	$12,567
Partner Healthcare	$—	$(2,880)	$(2,880)	$14,613	$14,220	$20,527	$49,360	$46,480
Natural Resources	$562	$(1,684)	$(1,122)	$(1,018)	$—	$(28,111)	$(29,129)	$(30,251)
Partner Emerging Markets Equity	$1,028	$(1,327)	$(299)	$2,336	$—	$(5,291)	$(2,955)	$(3,254)
Real Estate Securities	$10,721	$(9,247)	$1,474	$25,139	$12,868	$149,053	$187,060	$188,534
Partner Small Cap Growth	$—	$(2,332)	$(2,332)	$11,469	$21,848	$(30,024)	$3,293	$961
Partner Small Cap Value	$1,913	$(8,859)	$(6,946)	$140,431	$22,761	$(159,575)	$3,617	$(3,329)
Small Cap Stock	$1,451	$(8,335)	$(6,884)	$55,910	$7,271	$(36,145)	$27,036	$20,152
Small Cap Index	$16,421	$(27,323)	$(10,902)	$69,256	$148,971	$(127,457)	$90,770	$79,868
Mid Cap Growth	$2,483	$(14,648)	$(12,165)	$89,770	$105,400	$(92,776)	$102,394	$90,229
Partner Mid Cap Value	$286	$(563)	$(277)	$7,288	$5,883	$(7,844)	$5,327	$5,050
Mid Cap Stock	$2,267	$(8,980)	$(6,713)	$57,020	$32,156	$(9,808)	$79,368	$72,655
Mid Cap Index	$5,462	$(9,221)	$(3,759)	$27,717	$33,348	$(1,135)	$59,930	$56,171
Partner Worldwide Allocation	$24,072	$(14,756)	$9,316	$46,773	$—	$(128,471)	$(81,698)	$(72,382)
Partner All Cap	$1,643	$(3,410)	$(1,767)	$19,876	$—	$9,662	$29,538	$27,771
Large Cap Growth	$14,041	$(29,107)	$(15,066)	$206,647	$—	$21,504	$228,151	$213,085
Partner Growth Stock	$—	$(2,357)	$(2,357)	$14,660	$15,488	$(15,129)	$15,019	$12,662
Large Cap Value	$10,799	$(11,069)	$(270)	$67,837	$—	$(2,698)	$65,139	$64,869
Large Cap Stock	$20,531	$(29,200)	$(8,669)	$126,705	$—	$(23,478)	$103,227	$94,558
Large Cap Index	$47,530	$(41,867)	$5,663	$141,346	$7,578	$220,540	$369,464	$375,127
High Yield	$109,606	$(23,284)	$86,322	$10,491	$—	$(88,313)	$(77,822)	$8,500
Income	$52,911	$(17,586)	$35,325	$12,702	$17,084	$9,943	$39,729	$75,054
Bond Index	$18,478	$(10,389)	$8,089	$8,272	$—	$26,228	$34,500	$42,589
Limited Maturity Bond	$9,955	$(7,285)	$2,670	$(464)	$—	$553	$89	$2,759
Money Market	$—	$(2,879)	$(2,879)	$—	$—	$—	$—	$(2,879)

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Changes of Net Assets

For the Year Ended December 31, 2014

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments	Net change in net assets from operations	Proceeds from units issued	Transfers for contract benefits and terminations	Adjustments to annuity reserves	Transfers between subaccounts	Net change in net assets from unit transactions	Net change in net assets	Net assets beginning of year	Net assets end of year
Aggressive Allocation	$(13,051)	$123,790	$(36,458)	$74,281	$—	$(253,858)	$21,132	$(33,792)	$(266,518)	$(192,237)	$1,751,542	$1,559,305
Moderately Aggressive Allocation	$(40,641)	$503,924	$(7,496)	$455,787	$1,205,566	$(1,006,686)	$91,173	$(158,682)	$131,371	$587,158	$9,487,971	$10,075,129
Moderate Allocation	$(24,360)	$860,407	$(60,639)	$775,408	$649,218	$(2,018,566)	$92,807	$102,637	$(1,173,904)	$(398,496)	$17,960,353	$17,561,857
Moderately Conservative Allocation	$25,239	$364,871	$(69,341)	$320,769	$613,590	$(1,122,666)	$27,862	$(392,664)	$(873,878)	$(553,109)	$8,601,496	$8,048,387
Growth and Income Plus	$2,390	$16,930	$(17,621)	$1,699	$—	$(12,937)	$1,226	$(4,324)	$(16,035)	$(14,336)	$198,700	$184,364
Balanced Income Plus	$11,996	$714,423	$(555,583)	$170,836	$8,145	$(488,416)	$47,079	$(41,230)	$(474,422)	$(303,586)	$4,148,204	$3,844,618
Diversified Income Plus	$31,356	$50,217	$(26,331)	$55,242	$37,840	$(200,452)	$11,911	$(54,399)	$(205,100)	$(149,858)	$1,986,195	$1,836,337
Opportunity Income Plus	$4,442	$609	$(352)	$4,699	$1,968	$(20,822)	$2,308	$(8,416)	$(24,962)	$(20,263)	$222,518	$202,255
Partner Technology	$(1,789)	$6,786	$7,570	$12,567	$1,970	$(12,050)	$1,075	$(2,861)	$(11,866)	$701	$151,835	$152,536
Partner Healthcare	$(2,880)	$28,833	$20,527	$46,480	$1,968	$(19,278)	$2,898	$16,088	$1,676	$48,156	$208,481	$256,637
Natural Resources	$(1,122)	$(1,018)	$(28,111)	$(30,251)	$30,910	$(7,943)	$(101)	$(7,448)	$15,418	$(14,833)	$132,406	$117,573
Partner Emerging Markets Equity	$(299)	$2,336	$(5,291)	$(3,254)	$777	$(4,748)	$268	$(7,339)	$(11,042)	$(14,296)	$112,938	$98,642
Real Estate Securities	$1,474	$38,007	$149,053	$188,534	$1	$(83,394)	$12,652	$(18,621)	$(89,362)	$99,172	$704,034	$803,206
Partner Small Cap Growth	$(2,332)	$33,317	$(30,024)	$961	$1	$(22,912)	$215	$(4,857)	$(27,553)	$(26,592)	$212,060	$185,468
Partner Small Cap Value	$(6,946)	$163,192	$(159,575)	$(3,329)	$—	$(73,299)	$3,687	$(465,409)	$(535,021)	$(538,350)	$952,161	$413,811
Small Cap Stock	$(6,884)	$63,181	$(36,145)	$20,152	$1	$(106,207)	$(6,953)	$(17,005)	$(130,164)	$(110,012)	$777,728	$667,716
Small Cap Index	$(10,902)	$218,227	$(127,457)	$79,868	$15,455	$(234,049)	$51,944	$(73,977)	$(240,627)	$(160,759)	$2,526,525	$2,365,766
Mid Cap Growth	$(12,165)	$195,170	$(92,776)	$90,229	$—	$(168,868)	$2,381	$(52,883)	$(219,370)	$(129,141)	$1,318,404	$1,189,263
Partner Mid Cap Value	$(277)	$13,171	$(7,844)	$5,050	$1	$(4,653)	$928	$(17,751)	$(21,475)	$(16,425)	$61,327	$44,902
Mid Cap Stock	$(6,713)	$89,176	$(9,808)	$72,655	$—	$(101,375)	$11,955	$(22,673)	$(112,093)	$(39,438)	$763,266	$723,828
Mid Cap Index	$(3,759)	$61,065	$(1,135)	$56,171	$58,508	$(85,329)	$12,422	$(23,817)	$(38,216)	$17,955	$775,991	$793,946
Partner Worldwide Allocation	$9,316	$46,773	$(128,471)	$(72,382)	$1,970	$(164,683)	$7,054	$(43,976)	$(199,635)	$(272,017)	$1,349,834	$1,077,817
Partner All Cap	$(1,767)	$19,876	$9,662	$27,771	$—	$(32,035)	$5,523	$(37,748)	$(64,260)	$(36,489)	$318,271	$281,782
Large Cap Growth	$(15,066)	$206,647	$21,504	$213,085	$49,421	$(329,874)	$27,911	$(64,521)	$(317,063)	$(103,978)	$2,459,708	$2,355,730
Partner Growth Stock	$(2,357)	$30,148	$(15,129)	$12,662	$—	$(21,699)	$5,978	$(14,289)	$(30,010)	$(17,348)	$210,654	$193,306
Large Cap Value	$(270)	$67,837	$(2,698)	$64,869	$45,422	$(129,389)	$20,963	$(38,920)	$(101,924)	$(37,055)	$959,945	$922,890
Large Cap Stock	$(8,669)	$126,705	$(23,478)	$94,558	$1	$(342,236)	$24,455	$(59,692)	$(377,472)	$(282,914)	$2,561,529	$2,278,615
Large Cap Index	$5,663	$148,924	$220,540	$375,127	$11,252	$(478,057)	$68,402	$(103,441)	$(501,844)	$(126,717)	$3,738,574	$3,611,857
High Yield	$86,322	$10,491	$(88,313)	$8,500	$359,586	$(205,894)	$20,908	$(34,012)	$140,588	$149,088	$1,764,629	$1,913,717
Income	$35,325	$29,786	$9,943	$75,054	$—	$(186,877)	$11,789	$(19,528)	$(194,616)	$(119,562)	$1,491,920	$1,372,358
Bond Index	$8,089	$8,272	$26,228	$42,589	$—	$(110,798)	$20,481	$(69,034)	$(159,351)	$(116,762)	$981,318	$864,556
Limited Maturity Bond	$2,670	$(464)	$553	$2,759	$—	$(70,077)	$7,426	$(19,399)	$(82,050)	$(79,291)	$641,658	$562,367
Money Market	$(2,879)	$—	$—	$(2,879)	$(1)	$(24,938)	$3,533	$(19,021)	$(40,427)	$(43,306)	$267,690	$224,384

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Changes of Net Assets

For the Year Ended December 31, 2013

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments	Net change in net assets from operations	Proceeds from units issued	Transfers for contract benefits and terminations	Adjustments to annuity reserves	Transfers between subaccounts	Net change in net assets from unit transactions	Net change in net assets	Net assets beginning of year	Net assets end of year
Aggressive Allocation	$25	$44,517	$322,919	$367,461	$11,916	$(152,855)	$4,398	$31,332	$(105,209)	$262,252	$1,489,290	$1,751,542
Moderately Aggressive Allocation	$21,401	$349,649	$1,224,672	$1,595,722	$483,143	$(990,566)	$75,523	$(237,520)	$(669,420)	$926,302	$8,561,669	$9,487,971
Moderate Allocation	$46,940	$573,463	$1,586,576	$2,206,979	$1,230,006	$(1,789,843)	$142,041	$(276,158)	$(693,954)	$1,513,025	$16,447,328	$17,960,353
Moderately Conservative Allocation	$21,288	$289,899	$322,577	$633,764	$449,034	$(1,020,796)	$56,542	$(378,243)	$(893,463)	$(259,699)	$8,861,195	$8,601,496
Growth and Income Plus	$1,765	$11,197	$25,593	$38,555	$18,660	$(27,042)	$830	$(34,166)	$(41,718)	$(3,163)	$201,862	$198,699
Balanced Income Plus	$22,863	$177,728	$383,021	$583,612	$(943)	$(432,980)	$60,172	$(74,507)	$(448,258)	$135,354	$4,012,850	$4,148,204
Diversified Income Plus	$18,908	$29,393	$110,193	$158,494	$138,357	$(179,802)	$(78,568)	$207,337	$87,324	$245,818	$1,740,377	$1,986,195
Opportunity Income Plus	$2,992	$3,421	$(13,194)	$(6,781)	$(5,702)	$(23,691)	$1,802	$(13,805)	$(41,396)	$(48,177)	$270,695	$222,518
Partner Technology	$(1,591)	$6,380	$26,433	$31,222	$9,627	$(14,061)	$1,187	$(11,236)	$(14,483)	$16,739	$135,096	$151,835
Partner Healthcare	$(1,662)	$13,741	$34,620	$46,699	$10,304	$(16,239)	$2,329	$(2,019)	$(5,625)	$41,074	$167,407	$208,481
Natural Resources	$(798)	$(3,013)	$14,564	$10,753	$(1,226)	$(15,902)	$984	$(5,492)	$(21,636)	$(10,883)	$143,290	$132,407
Partner Emerging Markets Equity	$(267)	$3,984	$(14,244)	$(10,527)	$(2,546)	$(5,287)	$83	$(3,431)	$(11,181)	$(21,708)	$134,646	$112,938
Real Estate Securities	$1,308	$21,664	$(11,902)	$11,070	$20,412	$(97,444)	$3,244	$(28,536)	$(102,324)	$(91,254)	$795,288	$704,034
Partner Small Cap Growth	$(2,452)	$18,199	$49,920	$65,667	$(1,243)	$(35,832)	$1,154	$(627)	$(36,548)	$29,119	$182,941	$212,060
Partner Small Cap Value	$698	$31,745	$156,062	$188,505	$(3,605)	$(69,187)	$(183)	$398,153	$325,178	$513,683	$438,478	$952,161
Small Cap Stock	$(6,238)	$29,621	$183,421	$206,804	$(167)	$(108,774)	$15,451	$(16,816)	$(110,306)	$96,498	$681,230	$777,728
Small Cap Index	$(164)	$130,215	$579,805	$709,856	$(310)	$(215,263)	$65,619	$(66,307)	$(216,261)	$493,595	$2,032,930	$2,526,525
Mid Cap Growth	$(12,479)	$190,847	$181,648	$360,016	$(4,439)	$(164,158)	$14,840	$(445,090)	$(598,847)	$(238,831)	$1,557,235	$1,318,404
Partner Mid Cap Value	$(160)	$6,367	$9,548	$15,755	$(2,974)	$(6,410)	$(736)	$674	$(9,446)	$6,309	$55,018	$61,327
Mid Cap Stock	$(6,101)	$41,540	$167,703	$203,142	$14,706	$(103,979)	$354	$(28,903)	$(117,822)	$85,320	$677,946	$763,266
Mid Cap Index	$(2,418)	$44,603	$149,281	$191,466	$4,789	$(79,953)	$11,103	$(18,846)	$(82,907)	$108,559	$667,432	$775,991
Partner Worldwide Allocation	$(15,857)	$35,156	$160,261	$179,560	$(1,203)	$(163,514)	$14,993	$(57,654)	$(207,378)	$(27,818)	$1,377,652	$1,349,834
Partner All Cap	$(1,444)	$7,055	$74,272	$79,883	$296	$(44,421)	$4,540	$(10,647)	$(50,232)	$29,651	$288,619	$318,270
Large Cap Growth	$(13,696)	$117,914	$547,723	$651,941	$10,729	$(296,346)	$30,571	$(26,171)	$(281,217)	$370,724	$2,088,984	$2,459,708
Partner Growth Stock	$(2,333)	$11,842	$51,010	$60,519	$(20)	$(20,600)	$(644)	$(16,643)	$(37,907)	$22,612	$188,042	$210,654
Large Cap Value	$2,487	$56,914	$183,576	$242,977	$(4,745)	$(137,266)	$3,843	$(60,917)	$(199,085)	$43,892	$916,053	$959,945
Large Cap Stock	$(2,602)	$64,183	$500,198	$561,779	$4,147	$(293,981)	$18,875	$86,763	$(184,196)	$377,583	$2,183,947	$2,561,530
Large Cap Index	$14,497	$83,839	$799,139	$897,475	$(45,371)	$(506,330)	$106,461	$(108,695)	$(553,935)	$343,540	$3,395,033	$3,738,573
High Yield	$89,326	$13,631	$(7,185)	$95,772	$31,345	$(252,461)	$4,582	$(26,841)	$(243,375)	$(147,603)	$1,912,232	$1,764,629
Income	$39,176	$16,158	$(77,260)	$(21,926)	$10,317	$(198,252)	$7,739	$(31,447)	$(211,643)	$(233,569)	$1,725,489	$1,491,920
Bond Index	$7,165	$45,074	$(91,959)	$(39,720)	$(38,906)	$(129,489)	$48,701	$(70,524)	$(190,218)	$(229,938)	$1,211,257	$981,319
Limited Maturity Bond	$2,032	$(1,288)	$(7,320)	$(6,576)	$954	$(128,953)	$4,633	$(112,332)	$(235,698)	$(242,274)	$883,933	$641,659
Money Market	$(3,356)	$—	$—	$(3,356)	$6,001	$(27,271)	$155	$(16,958)	$(38,073)	$(41,429)	$309,119	$267,690

The accompanying notes are an integral part of these financial statements.

Thrivent Variable Annuity Account II

Notes to Financial Statements

As of December 31, 2014

(1) ORGANIZATION

The Thrivent Variable Annuity Account II ( the Variable Account), is a unit investment trust registered under the Investment Company Act of 1940 and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account has 33 subaccounts, each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as follows:

Aggressive Allocation	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
Moderately Aggressive Allocation	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
Moderate Allocation	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
Moderately Conservative Allocation	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
Growth and Income Plus (d)	Thrivent Series Fund, Inc. — Growth and Income Plus Portfolio
Balanced Income Plus (e)	Thrivent Series Fund, Inc. — Balanced Income Plus Portfolio
Diversified Income Plus (j)	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio
Opportunity Income Plus (f)	Thrivent Series Fund, Inc. — Opportunity Income Plus Portfolio
Partner Technology	Thrivent Series Fund, Inc. — Partner Technology Portfolio
Partner Healthcare	Thrivent Series Fund, Inc. — Partner Healthcare Portfolio
Natural Resources (l)	Thrivent Series Fund, Inc. — Natural Resources Portfolio
Partner Emerging Markets Equity (m)	Thrivent Series Fund, Inc. — Partner Emerging Markets Equity Portfolio
Real Estate Securities	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
Partner Small Cap Growth	Thrivent Series Fund, Inc. — Partner Small Cap Growth Portfolio
Partner Small Cap Value	Thrivent Series Fund, Inc. — Partner Small Cap Value Portfolio
Small Cap Stock	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio
Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
Mid Cap Growth (g)	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio
Partner Mid Cap Value	Thrivent Series Fund, Inc. — Partner Mid Cap Value Portfolio
Mid Cap Stock	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
Partner Worldwide Allocation (h)	Thrivent Series Fund, Inc. — Partner Worldwide Allocation Portfolio
Partner All Cap	Thrivent Series Fund, Inc. — Partner All Cap Portfolio
Large Cap Growth (i)	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
Partner Growth Stock	Thrivent Series Fund, Inc. — Partner Growth Stock Portfolio
Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
Large Cap Stock (a, b, c)	Thrivent Series Fund, Inc. — Large Cap Stock Portfolio
Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
Income (k)	Thrivent Series Fund, Inc. — Income Portfolio
Bond Index	Thrivent Series Fund, Inc. — Bond Index Portfolio
Limited Maturity Bond	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio

(a)	Partner All Cap Value Portfolio merged into the Large Cap Stock Portfolio as of August 16, 2013.
(b)	Partner All Cap Growth Portfolio merged into the Large Cap Stock Portfolio as of August 16, 2013.
(c)	Partner Socially Responsible Stock Portfolio merged into the Large Cap Stock Portfolio as of August 16, 2013.

Thrivent Variable Annuity Account II

Notes to Financial Statements (continued)

(1) ORGANIZATION - continued

(d)	Formerly known as Equity Income Plus, name change effective August 16, 2013
(e)	Formerly known as Balanced, name change effective August 16, 2013
(f)	Formerly known as Mortgage Securities, name change effective August 16, 2013
(g)	Mid Cap Growth Portfolio II merged into the Mid Cap Growth Portfolio as of July 27, 2012.
(h)	Partner International Stock Portfolio merged into the Partner Worldwide Allocation Portfolio as of July 27, 2012.
(i)	Large Cap Growth Portfolio II merged into the Large Cap Growth Portfolio as of July 27, 2012.
(j)	Partner Utilities Portfolio merged into the Diversified Income Plus Portfolio as of July 27, 2012.
(k)	Partner Socially Responsible Bond Portfolio merged into the Income Portfolio as of July 27, 2012.
(l)	Formerly known as Partner Natural Resources, name change effective July 27, 2012
(m)	Formerly Partner Emerging Markets, name change effective July 27, 2012

The Funds are registered under the Investment Company Act of 1940 as open-end, diversified management investment companies. The Funds are managed by Thrivent Investment Management, Inc. which is an affiliate of Thrivent Financial.

The Variable Account is used to fund single premium immediate variable annuity contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the life insurance operations of Thrivent Financial.

A fixed account investment option is available for contract owners of the single premium immediate variable annuity contracts. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES

The Variable Account applies the accounting and reporting guidance for investment companies as outlined in Accounting Standards Codification (ASC) 946.

Valuation of Investments

The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the subaccount on the ex-dividend date. Series Fund shares owned represent the number of shares of the Fund owned by the subaccount.

Federal Income Taxes

Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial’s tax status change.

Thrivent Variable Annuity Account II

Notes to Financial Statements (continued)

(2) SIGNIFICANT ACCOUNTING POLICIES - continued

Annuity Reserves

Annuity reserves, represented as reserves for contracts in annuity payout period in the statement of assets and liabilities, are computed for currently payable contracts according to the 2000 IAM mortality table. The reserve rate is the maximum Single Premium Immediate Annuity (SPIA) valuation interest rate. Changes to annuity reserves are based on actual mortality and risk experience. If the reserves required are less than the original estimated reserve amount held in the Variable Account, the excess is reimbursed to Thrivent Financial. If additional reserves are required, Thrivent Financial reimburses the Variable Account.

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments have been classified into one of three categories based on that evaluation:

Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:	Fair value based on significant value driver inputs that are not observable.

The fair values for the subaccount’s investments are based on the quoted daily net asset values of the Funds in which the subaccounts are invested. These investments have been categorized as Level 2 assets.

Subsequent Events

Management has evaluated Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account’s financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account’s financial statements.

(3) EXPENSE CHARGES

Proceeds received by the Variable Account from units issued represent gross contract premiums received by Thrivent Financial. No charge for sales distribution expense is deducted from premiums received.

The maximum commuted value charge (if surrendered) is 2%. The net amount received upon surrender is the commuted value. For the variable subaccounts, the commuted value is calculated using an interest rate of 0.5% greater than the assumed interest return selected. The withdrawal and surrender charges are deducted by redeeming units of the subaccounts of the Variable Account.

Thrivent Variable Annuity Account II

Notes to Financial Statements (continued)

(3) EXPENSE CHARGES - continued

The contract owner may make twelve transfers between investment options per contract year, but thereafter, each transfer is subject to a $25 transfer charge. Transfers from the fixed account are not allowed.

A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent Financial for mortality and expense risks assumed in connection with the contract and is equivalent to an annual rate of 1.25% of the average daily net assets of the Variable Account.

Additionally, during the year ended December 31, 2014, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Fund. Additional details of these net asset based charges paid by the Funds can be found in the Fund’s annual report.

(4) UNIT ACTIVITY

Transactions in units (including transfers among subaccounts) were as follows:

	Units Outstanding at January 1, 2013	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2013	Units Issued	Units Redeemed	Units Outstanding at December 31, 2014
Aggressive Allocation	111,853	4,973		(12,389)	104,437	5,052	(21,833)	87,656
Moderately Aggressive Allocation	624,518	31,772		(82,748)	573,542	87,434	(83,885)	577,091
Moderate Allocation	1,189,939	100,852		(156,171)	1,134,620	103,505	(183,254)	1,054,871
Moderately Conservative Allocation	648,160	32,715		(100,728)	580,147	56,936	(117,935)	519,148
Growth and Income Plus	20,076	2,995		(6,639)	16,432	23	(1,471)	14,984
Balanced Income Plus	143,158	2,337		(20,140)	125,355	12,461	(29,097)	108,719
Diversified Income Plus	93,885	22,777		(13,682)	102,980	8,095	(19,550)	91,525
Opportunity Income Plus	18,875	694		(3,839)	15,730	270	(2,222)	13,778
Partner Technology	15,565	959		(2,847)	13,677	330	(1,500)	12,507
Partner Healthcare	12,161	850		(1,399)	11,612	1,970	(2,006)	11,576
Natural Resources	18,327	405		(3,230)	15,502	3,347	(1,829)	17,020
Partner Emerging Markets Equity	9,910	498		(1,369)	9,039	64	(976)	8,127
Real Estate Securities	30,163	1,005		(4,876)	26,292	311	(3,704)	22,899
Partner Small Cap Growth	13,075	393		(2,668)	10,800	270	(1,759)	9,311
Partner Small Cap Value	16,854	13,960		(3,366)	27,448	176	(16,150)	11,474
Small Cap Stock	41,269	279		(7,058)	34,490	2,429	(8,177)	28,742
Small Cap Index	49,525	320		(6,321)	43,524	1,061	(6,529)	38,056
Mid Cap Growth	84,293	122		(29,809)	54,606	887	(10,273)	45,220
Partner Mid Cap Value	3,619	265		(762)	3,122	—	(1,132)	1,990
Mid Cap Stock	41,965	865		(7,438)	35,392	570	(6,151)	29,811

Thrivent Variable Annuity Account II

Notes to Financial Statements (continued)

(4) UNIT ACTIVITY - continued

	Units Outstanding at January 1, 2013	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2013	Units Issued	Units Redeemed	Units Outstanding at December 31, 2014
Mid Cap Index	32,859	1,225		(5,265)	28,819	2,244	(4,162)	26,901
Partner Worldwide Allocation	148,961	818		(24,196)	125,583	1,153	(21,508)	105,228
Partner All Cap	23,026	—		(3,934)	19,092	97	(4,296)	14,893
Large Cap Growth	154,534	1,196		(21,805)	133,925	4,626	(23,087)	115,464
Partner Growth Stock	11,731	95		(2,170)	9,656	51	(1,727)	7,980
Large Cap Value	51,002	487		(10,514)	40,975	3,154	(8,486)	35,643
Large Cap Stock	214,097	1,656	14,434	(34,458)	195,729	5,114	(36,060)	164,783
Large Cap Index	115,725	124		(20,411)	95,438	4,003	(18,969)	80,472
High Yield	90,556	2,262		(14,037)	78,781	17,212	(11,911)	84,082
Income	103,000	920		(14,415)	89,505	1,549	(13,778)	77,276
Bond Index	53,275	507		(11,572)	42,210	1,759	(10,048)	33,921
Limited Maturity Bond	68,474	1,490		(20,518)	49,446	2,568	(9,619)	42,395
Money Market	281,430	5,750		(42,142)	245,038	93	(42,475)	202,656

(5) PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2014 were as follows:

Subaccount	Purchases	Sales
Aggressive Allocation	$136,126	$392,052
Moderately Aggressive Allocation	1,699,591	1,445,110
Moderate Allocation	2,120,399	2,964,550
Moderately Conservative Allocation	1,030,084	1,732,275
Growth and Income Plus	19,443	19,808
Balanced Income Plus	1,068,178	932,568
Diversified Income Plus	202,899	388,553
Opportunity Income Plus	10,706	33,534
Partner Technology	3,559	18,289
Partner Healthcare	50,926	40,807
Natural Resources	31,177	16,780
Partner Emerging Markets Equity	1,787	13,396
Real Estate Securities	31,925	119,597
Partner Small Cap Growth	26,835	35,087
Partner Small Cap Value	30,595	553,488
Small Cap Stock	60,308	183,132
Small Cap Index	221,009	375,511
Mid Cap Growth	128,315	256,831
Partner Mid Cap Value	6,182	22,980
Mid Cap Stock	45,990	144,595
Mid Cap Index	96,764	117,813
Partner Worldwide Allocation	34,357	231,730
Partner All Cap	3,253	74,802
Large Cap Growth	97,861	457,901

Thrivent Variable Annuity Account II

Notes to Financial Statements (continued)

(5) PURCHASES AND SALES OF INVESTMENTS - continued

Subaccount	Purchases	Sales
Partner Growth Stock	$16,736	$39,593
Large Cap Value	82,800	205,957
Large Cap Stock	80,325	490,922
Large Cap Index	181,327	738,331
High Yield	475,482	269,479
Income	94,655	248,651
Bond Index	56,304	228,047
Limited Maturity Bond	42,190	128,996
Money Market	1	46,839

(6) FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2014, except as indicated in Note 1, follows:

Subaccount	2014	2013	2012	2011	2010

Aggressive Allocation
Units	87,656	104,437	111,853	121,403	128,409
Unit value	$17.65	$16.86	$13.44	$12.12	$12.78
Net assets	$1,559,305	$1,751,542	$1,489,290	$1,477,409	$1,642,301
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.44%	1.25%	0.61%	1.27%	1.42%
Total return (c)	4.71%	25.48%	10.85%	(5.12)%	16.07%

Moderately Aggressive Allocation
Units	577,091	573,542	624,518	642,085	716,995
Unit value	$17.04	$16.27	$13.58	$12.19	$12.70
Net assets	$10,075,129	$9,487,971	$8,561,669	$7,889,780	$9,160,657
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.83%	1.49%	1.18%	1.97%	2.32%
Total return (c)	4.73%	19.80%	11.46%	(4.07)%	14.00%

Moderate Allocation
Units	1,054,871	1,134,620	1,189,939	1,296,525	1,346,212
Unit value	$16.30	$15.59	$13.71	$12.43	$12.71
Net assets	$17,561,857	$17,960,353	$16,447,328	$16,244,599	$17,182,992
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	1.11%	1.52%	1.55%	2.22%	2.55%
Total return (c)	4.56%	13.69%	10.33%	(2.25)%	12.27%

Moderately Conservative Allocation
Units	519,148	580,147	648,160	722,795	721,659
Unit value	$15.04	$14.46	$13.43	$12.41	$12.54
Net assets	$8,048,387	$8,601,496	$8,861,195	$9,073,864	$9,119,044
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	1.56%	1.50%	1.61%	2.16%	2.46%
Total return (c)	4.01%	7.66%	8.23%	(1.05)%	10.03%

Thrivent Variable Annuity Account II

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2014	2013	2012	2011	2010

Growth and Income Plus
Units	14,984	16,432	20,076	12,391	5,531
Unit value	$12.02	$11.90	$9.94	$8.90	$9.24
Net assets	$184,364	$198,699	$201,862	$111,715	$51,076
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	2.52%	2.08%	1.27%	0.31%	5.66%
Total return (c)	0.94%	19.73%	11.75%	(3.66)%	14.79%

Balanced Income Plus
Units	108,719	125,355	143,158	166,588	194,862
Unit value	$32.10	$30.65	$26.31	$23.70	$23.03
Net assets	$3,844,618	$4,148,204	$4,012,850	$4,109,260	$4,599,231
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	1.58%	1.85%	2.15%	2.25%	2.53%
Total return (c)	4.76%	16.48%	11.02%	2.89%	11.89%

Diversified Income Plus
Units	91,525	102,980	93,885	97,208	107,796
Unit value	$19.16	$18.61	$16.95	$14.99	$14.83
Net assets	$1,836,337	$1,986,195	$1,740,377	$1,484,812	$1,622,969
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	2.97%	2.37%	3.63%	5.09%	4.97%
Total return (c)	2.98%	9.79%	13.06%	1.04%	14.41%

Opportunity Income Plus
Units	13,778	15,730	18,875	17,724	21,764
Unit value	$13.99	$13.69	$14.05	$13.43	$13.01
Net assets	$202,255	$222,518	$270,695	$240,235	$285,303
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	3.42%	2.50%	1.56%	2.90%	3.44%
Total return (c)	2.20%	(2.61)%	4.67%	3.23%	10.70%

Partner Technology
Units	12,507	13,677	15,565	17,929	24,944
Unit value	$11.62	$10.65	$8.36	$6.99	$8.12
Net assets	$152,536	$151,835	$135,096	$128,466	$200,872
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (c)	9.08%	27.41%	19.59%	(13.91)%	23.45%

Partner Healthcare
Units	11,576	11,612	12,161	13,594	12,275
Unit value	$21.43	$17.47	$13.49	$11.32	$11.91
Net assets	$256,637	$208,481	$167,407	$156,034	$147,620
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	0.34%	0.27%	0.00%	0.15%
Total return (c)	22.69%	29.47%	19.17%	(4.98)%	9.75%

Thrivent Variable Annuity Account II

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2014	2013	2012	2011	2010

Natural Resources
Units	17,020	15,502	18,327	19,798	17,233
Unit value	$6.65	$8.25	$7.63	$7.98	$9.27
Net assets	$117,573	$132,407	$143,290	$160,594	$161,757
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.42%	0.65%	0.24%	0.07%	0.08%
Total return (c)	(19.40)%	8.19%	(4.36)%	(13.92)%	14.88%

Partner Emerging Markets Equity
Units	8,127	9,039	9,910	9,939	7,089
Unit value	$11.74	$12.17	$13.30	$10.69	$12.14
Net assets	$98,642	$112,938	$134,646	$107,841	$86,975
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.97%	1.03%	0.53%	1.09%	0.00%
Total return (c)	(3.50)%	(8.49)%	24.40%	(11.93)%	25.76%

Real Estate Securities
Units	22,899	26,292	30,163	35,532	42,405
Unit value	$33.94	$26.27	$26.03	$22.43	$20.86
Net assets	$803,206	$704,034	$795,288	$800,376	$887,678
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	1.45%	1.42%	3.71%	0.00%	2.76%
Total return (c)	29.20%	0.91%	16.07%	7.48%	25.98%

Partner Small Cap Growth
Units	9,311	10,800	13,075	15,331	18,015
Unit value	$19.45	$19.25	$13.76	$12.48	$13.14
Net assets	$185,468	$212,060	$182,941	$193,489	$238,304
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (c)	1.04%	39.88%	10.29%	(5.04)%	27.27%

Partner Small Cap Value
Units	11,474	27,448	16,854	19,807	22,944
Unit value	$34.89	$34.34	$25.42	$22.51	$23.26
Net assets	$413,811	$952,161	$438,478	$452,622	$539,263
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.27%	1.36%	0.66%	0.22%	0.97%
Total return (c)	1.60%	35.06%	12.94%	(3.20)%	21.92%

Small Cap Stock
Units	28,742	34,490	41,269	50,835	64,460
Unit value	$22.44	$21.69	$16.16	$14.96	$15.99
Net assets	$667,716	$777,728	$681,230	$768,435	$1,039,633
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.22%	0.36%	0.00%	0.00%	0.04%
Total return (c)	3.45%	34.21%	8.05%	(6.49)%	23.54%

Thrivent Variable Annuity Account II

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2014	2013	2012	2011	2010

Small Cap Index
Units	38,056	43,524	49,525	57,508	68,426
Unit value	$56.26	$54.07	$38.87	$33.95	$34.19
Net assets	$2,365,766	$2,526,525	$2,032,930	$2,023,896	$2,389,625
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.75%	1.24%	0.67%	0.85%	0.83%
Total return (c)	4.05%	39.08%	14.50%	(0.71)%	24.32%

Mid Cap Growth
Units	45,220	54,606	84,293	88,723	99,794
Unit value	$25.39	$23.43	$18.19	$16.41	$17.57
Net assets	$1,189,263	$1,318,404	$1,557,235	$1,471,689	$1,764,611
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.21%	0.38%	0.22%	0.32%	0.25%
Total return (c)	8.35%	28.83%	10.82%	(6.61)%	27.50%

Partner Mid Cap Value
Units	1,990	3,122	3,619	4,271	4,436
Unit value	$21.85	$19.49	$14.87	$12.73	$13.76
Net assets	$44,902	$61,327	$55,018	$55,060	$61,288
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.64%	0.98%	0.82%	0.22%	0.83%
Total return (c)	12.11%	31.09%	16.79%	(7.49)%	23.18%

Mid Cap Stock
Units	29,811	35,392	41,965	56,865	72,503
Unit value	$23.33	$21.11	$15.77	$13.98	$15.10
Net assets	$723,828	$763,266	$677,946	$805,164	$1,099,982
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.32%	0.37%	0.24%	0.05%	0.46%
Total return (c)	10.54%	33.81%	12.86%	(7.44)%	24.03%

Mid Cap Index
Units	26,901	28,819	32,859	38,357	45,818
Unit value	$27.78	$25.74	$19.61	$16.92	$17.52
Net assets	$793,946	$775,991	$667,432	$662,606	$812,491
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.74%	0.91%	0.76%	0.82%	1.06%
Total return (c)	7.92%	31.27%	15.91%	(3.45)%	24.34%

Partner Worldwide Allocation
Units	105,228	125,583	148,961	11,169	10,278
Unit value	$9.61	$10.28	$8.95	$7.64	$8.80
Net assets	$1,077,817	$1,349,834	$1,377,652	$86,026	$90,964
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	2.04%	0.03%	3.04%	1.95%	1.45%
Total return (c)	(6.53)%	14.87%	17.17%	(13.21)%	12.03%

Thrivent Variable Annuity Account II

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2014	2013	2012	2011	2010

Partner All Cap
Units	14,893	19,092	23,026	27,204	33,318
Unit value	$18.05	$16.28	$12.41	$10.95	$11.65
Net assets	$281,782	$318,270	$288,619	$299,682	$388,138
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.60%	0.76%	0.46%	0.64%	0.70%
Total return (c)	10.86%	31.20%	13.30%	(6.00)%	14.89%

Large Cap Growth
Units	115,464	133,925	154,534	179,063	206,341
Unit value	$19.64	$17.92	$13.33	$11.32	$12.10
Net assets	$2,355,730	$2,459,708	$2,088,984	$2,045,064	$2,507,956
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.60%	0.62%	1.10%	0.54%	0.58%
Total return (c)	9.61%	34.45%	17.69%	(6.45)%	9.35%

Partner Growth Stock
Units	7,980	9,656	11,731	14,074	17,253
Unit value	$22.80	$21.28	$15.52	$13.24	$13.61
Net assets	$193,306	$210,654	$188,042	$191,038	$237,788
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	0.03%	0.00%	0.00%	0.02%
Total return (c)	7.17%	37.12%	17.18%	(2.70)%	15.18%

Large Cap Value
Units	35,643	40,975	51,002	61,358	76,311
Unit value	$24.25	$22.53	$17.30	$14.90	$15.57
Net assets	$922,890	$959,945	$916,053	$935,944	$1,203,930
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	1.22%	1.52%	1.73%	0.02%	1.31%
Total return (c)	7.68%	30.18%	16.10%	(4.28)%	11.21%

Large Cap Stock
Units	164,783	195,729	214,097	261,872	319,580
Unit value	$13.12	$12.61	$9.85	$8.69	$9.22
Net assets	$2,278,615	$2,561,530	$2,183,947	$2,326,285	$2,983,881
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.88%	1.14%	1.02%	0.01%	0.68%
Total return (c)	3.98%	27.99%	13.46%	(5.76)%	9.45%

Large Cap Index
Units	80,472	95,438	115,725	135,084	169,814
Unit value	$40.73	$36.41	$27.97	$24.52	$24.41
Net assets	$3,611,857	$3,738,573	$3,395,033	$3,400,127	$4,241,921
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	1.42%	1.67%	1.68%	1.65%	1.88%
Total return (c)	11.84%	30.17%	14.10%	0.45%	13.21%

Thrivent Variable Annuity Account II

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2014	2013	2012	2011	2010

High Yield
Units	84,082	78,781	90,556	95,806	106,109
Unit value	$21.92	$21.77	$20.62	$17.95	$17.36
Net assets	$1,913,717	$1,764,629	$1,912,232	$1,739,255	$1,859,746
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	5.88%	6.29%	7.10%	7.77%	8.19%
Total return (c)	0.70%	5.58%	14.86%	3.40%	13.15%

Income
Units	77,276	89,505	103,000	120,541	123,765
Unit value	$17.11	$16.24	$16.45	$15.01	$14.35
Net assets	$1,372,358	$1,491,920	$1,725,489	$1,825,980	$1,789,868
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	3.76%	3.76%	3.83%	4.49%	5.04%
Total return (c)	5.36%	(1.31)%	9.61%	4.63%	10.17%

Bond Index
Units	33,921	42,210	53,275	61,907	79,953
Unit value	$22.29	$21.19	$22.00	$21.23	$19.86
Net assets	$864,556	$981,319	$1,211,257	$1,359,584	$1,614,277
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	2.22%	1.94%	2.04%	2.85%	3.13%
Total return (c)	5.20%	(3.68)%	3.64%	6.87%	7.88%

Limited Maturity Bond
Units	42,395	49,446	68,474	67,926	81,914
Unit value	$12.67	$12.61	$12.71	$12.34	$12.39
Net assets	$562,367	$641,659	$883,933	$853,816	$1,025,511
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	1.71%	1.51%	1.65%	2.25%	3.25%
Total return (c)	0.42%	(0.79)%	3.02%	(0.35)%	3.95%

Money Market
Units	202,656	245,038	281,430	406,708	493,350
Unit value	$1.03	$1.04	$1.05	$1.07	$1.08
Net assets	$224,384	$267,690	$309,119	$447,626	$544,007
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (c)	(1.24)%	(1.24)%	(1.25)%	(1.24)%	(1.24)%

(a)	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(b)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are

Thrivent Variable Annuity Account II

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account.

(7) SUBACCOUNT MERGERS

A Special Meeting of shareholders of the Thrivent Partner All Cap Growth Portfolio, Thrivent Partner All Cap Value Portfolio and Thrivent Partner Socially Responsible Stock Portfolio, each of which is a separate series of Thrivent Series Fund, Inc. (“the Fund”), was held on August 2, 2013. The Contractholders of each Subaccount voted in favor of merging the Portfolios listed below into the Thrivent Large Cap Stock Portfolio effective August 16, 2013.

	The Target Portfolio		The Acquiring Portfolio
Merger 1	Thrivent Partner All Cap Growth	→	Thrivent Large Cap Stock
Merger 2	Thrivent Partner All Cap Value	→	Thrivent Large Cap Stock
Merger 3	Thrivent Partner Socially Responsible Stock	→	Thrivent Large Cap Stock

The mergers were accomplished by tax free exchanges as detailed below:

	Net Assets as of August 16, 2013	Shares as of August 16, 2013
Target Portfolio (Merger 1)	$26,889	2,414
Target Portfolio (Merger 2)	$24,863	2,477
Target Portfolio (Merger 3)	$113,905	8,544
Acquiring Portfolio	$2,224,947	208,050

After Acquisition	$2,390,603	221,485

The target portfolios had the following unrealized appreciation/depreciation, accumulated net realized gains/losses and net investment income as of August 15, 2013.

Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Partner All Cap Growth	$(8,064)	$(208)	$11,546
Thrivent Partner All Cap Value	$(4,086)	$265	$6,945
Thrivent Partner Socially Responsible Stock	$(19,250)	$(475)	$34,069

Assuming the acquisition had been completed on January 1, 2013 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2013, would have been as follows:

Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Large Cap Stock	$468,798	$(3,020)	$116,743

Thrivent Variable Annuity Account II

Notes to Financial Statements (continued)

(7) SUBACCOUNT MERGERS - continued

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Target Portfolio that have been included in the Acquiring Portfolio’s statement of operations since August 16, 2013.

Assuming the acquisition had been completed on January 1, 2012 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2012, would have been as follows:

Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Large Cap Stock	$308,758	$(7,419)	$8,713

PART C. OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements
PART A:	None
PART B:	Financial Statements of Depositor. (*)
Financial Statements of Thrivent Variable Annuity Account II. (*)

Exhibit (b)	Description	Filed Herewith / Incorporated by reference from
1	Resolution of the Board of Directors of Depositor authorizing the establishment of Thrivent Variable Annuity Account II (“Registrant”)	Initial registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on February 5, 1999
2	Not Applicable
3(a)	Principal Underwriting Agreement between Depositor and Thrivent Investment Management Inc.	Post-Effective Amendment No. 9 to the registration statement of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on October 29, 2002
(b)	Form of Distribution Agreement with Registered Representatives	Post-Effective Amendment No. 15 to the registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on April 18, 2011
4(a)	Variable Annuity Contract

Post-Effective Amendment No. 5 to the registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on February 27, 2001

Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on May 27, 1999

(b)	403(b) Tax Sheltered Annuity Endorsement	Post-Effective Amendment No. 14 to the registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on April 19, 2010
(c)	Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 14 to the registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on April 19, 2010
(d)	Roth Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 14 to the registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on April 19, 2010
(e)	SIMPLE Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 14 to the registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on April 19, 2010
5	Standard Application Form	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on May 27, 1999
6	Articles of Incorporation and Bylaws of the Depositor	Post-Effective Amendment No. 13 to the registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on April 20, 2009
7	Not Applicable
8	Participation Agreement between Depositor and the Thrivent Series Fund, Inc. as of December 15, 2003	Post-Effective Amendment No. 1 to the registration statement of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 19, 2004
9	Opinion of Counsel as to the legality of the securities being registered (including written consent)	Filed herewith
10	Consent of Independent Registered Public Accounting Firm-Ernst & Young LLP	Filed herewith
10(a)	Consent of Independent Registered Public Accounting Firm-PricewaterhouseCoopers LLP	Filed herewith
11	Not Applicable
12	Not Applicable
13(a)	Power of Attorney forms for: F. Mark Kuhlmann, Frank H. Moeller, Alice M. Richter, James H. Scott, Allan R. Spies, Adrian M. Tocklin	Post-Effective Amendment No. 12 to the registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on April 22, 2008

Exhibit (b)	Description	Filed Herewith / Incorporated by reference from
(b)	Power of Attorney forms for Frederick G. Kraegel	Post-Effective Amendment No. 13 to the registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on April 20, 2009
(c)	Power of Attorney forms for Bonnie E. Raquet and Bradford L. Hewitt	Post-Effective Amendment No. 14 to the registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on April 19, 2010
(d)	Power of Attorney forms for Kirk D. Farney and Mark A. Jeske	Post-Effective Amendment No. 16 to the registration statement of Thrivent Variable Annuity Account II Registration Statement No. 333-71853, filed on April 23, 2012
(e)	Power of Attorney form for Kenneth A. Carow	Post-Effective Amendment No. 17 to the registration statement of Thrivent Variable Annuity Account II Registration Statement No. 333-71853, filed on April 23, 2013
(f)	Power of Attorney form for N. Cornell Boggs III	Post-Effective Amendment No. 18 to the registration statement of Thrivent Variable Annuity Account II Registration Statement No. 333-71853, filed on April 28, 2014
(g)	Power of Attorney form for Kathryn V. Marinello	Filed herewith
(h)	Power of Attorney form for Eric J. Draut	Filed Herewith

(*) Filed herewith

Item 25.	Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable annuity operations, other officers of Depositor, are listed below. Unless otherwise indicated, their principal address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Positions and Offices with Depositor
N. Cornell Boggs, III Dow Corning Corporation 2200 W. Salzburg Road Midland, Michigan 48686	Director
Kenneth A. Carow Kelley School of Business BS 3024F 801 W. Michigan Street Indianapolis, Indiana 46142	Director
Eric J. Draut 524 South Banbury Road Arlington Heights, Illinois 60005	Director
Kirk D. Farney 216 E. Chicago Avenue Hinsdale, Illinois 60521	Director
Rev. Mark A. Jeske St. Marcus Lutheran Church 2215 North Palmer Street Milwaukee, Wisconsin 55312-3299	Director
Frederick G. Kraegel Parham Partners LLC P.O. Box 71840 Richmond, Virginia 23255	Director
F. Mark Kuhlmann 1711 Stone Ridge Trails Drive Kirkwood, Missouri 63122	Director
Kathryn V. Marinello 107 Hispaniola Lane Bonita Springs, Florida 34134	Director
Frank H. Moeller Enovate Enterprises 8701 North Mopac Expressway, Suite 105 Austin, Texas 78759	Chair of the Board of Directors

Bonnie E. Raquet 2954 Pelican Point Circle Mound, Minnesota 55365	Director
Alice M. Richter 2774 Wilds Lane NW Prior Lake, Minnesota 55372	Director
James H. Scott 2853 Tansey Lane Chester Springs, Pennsylvania 19425	Director
Allan R. Spies 9305 E Harvard Avenue Denver, Colorado 80231	Director
Adrian M. Tocklin 4961 Bacopa Lane Suite 801 St. Petersburg, Florida 33715	Director
Bradford L. Hewitt	President and Chief Executive Officer, Director
Randall L. Boushek	Senior Vice President, Chief Financial Officer and Treasurer
Pamela J. Moret	Senior Vice President, brightpeak financial
Knut A. Olson	Senior Vice President, Financial Network
Teresa J. Rasmussen	Senior Vice President, General Counsel and Secretary
Anne deBruin Sample	Senior Vice President and Chief Human Resources Officer
Russell W. Swansen	Senior Vice President and Chief Investment Officer
James A. Thomsen	Senior Vice President and Chief Marketing Officer
Terry W. Timm 4321 North Ballard Road Appleton, Wisconsin 54919	Senior Vice President, Shared Services & Administration
James M. Odland	Vice President and Chief Compliance Officer

Item 26.	Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.

The following list shows the relationship of each wholly owned direct and indirect subsidiary to Thrivent Financial for Lutherans, except as indicated below. Financial statements of Thrivent Financial will be presented on a consolidated basis.

Thrivent Financial Entities	Primary Business	State of Incorporation

Thrivent Financial	Fraternal benefit society offering financial services and products	Wisconsin

Thrivent Financial Holdings, Inc.	Holding company with no independent operations	Delaware

Thrivent Trust Company	Federally chartered limited purpose trust bank	Federal Charter

Thrivent Investment Management Inc.	Broker-dealer and investment adviser	Delaware

North Meadows Investment Ltd.	Organized for the purpose of holding and investing in real estate	Wisconsin

Thrivent Financial Investor Services Inc.	Transfer agent	Pennsylvania

Thrivent Insurance Agency Inc.	Licensed life and health agency	Minnesota

Thrivent Life Insurance Company	Life insurance company	Minnesota

Thrivent Asset Management, LLC[1]	Investment adviser	Delaware

White Rose GP I, LLC[2]	General partner	Delaware

White Rose Fund I Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

White Rose Fund I Equity Direct, L.P.[3]	Private equity fund	Delaware

White Rose Fund I Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose GP II, LLC[2]	General partner	Delaware

Thrivent White Rose Fund II Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund II Equity Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund II Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose GP III, LLC[2]	General partner	Delaware

Thrivent White Rose Fund III Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund III Equity Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund III Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose GP IV, LLC[2]	General partner	Delaware

Thrivent White Rose Fund IV Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund IV Equity Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund IV Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose GP V, LLC[2]	General partner	Delaware

Thrivent White Rose Fund V Equity Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund V Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund GP VI, LLC[2]	General partner	Delaware

Thrivent White Rose Fund VI Equity Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund VI Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose GP VII, LLC[2]	General partner	Delaware

Thrivent White Rose Fund VII Equity Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund VII Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose GP VIII, LLC[2]	General partner	Delaware

Thrivent White Rose Fund VIII Equity Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund VIII Fund of Funds, L.P.[3]	Private equity fund	Delaware

Gold Ring Holdings, LLC	Investment subsidiary	Delaware

Twin Bridge Capital Partner, LLC[4]	Managing Member	Delaware

[1]	Thrivent Asset Management, LLC (“TAM”) is a subsidiary of both Thrivent Financial Holdings, Inc., . (“TFH”) and Thrivent Life Insurance Company (“TLIC”), both of which are wholly owned subsidiaries of Thrivent Financial. TFH and TLIC own respectively 80% and 20% of TAM’s membership interests.

[2]	Thrivent Financial owns a majority interest in the limited liability company and is also its managing member.

[3]	The Fund is organized for the purpose of holding investments in Thrivent Financial’s general account.

[4]	Thrivent Financial owns 49% of the managing member’s membership interests. Twin Bridge Capital Partners, LLC is the managing member of a general partner of limited partnerships.

The subsidiaries of Thrivent Financial are shown above. In addition, Thrivent Series Fund, Inc. is an investment company registered under the Investment Company Act of 1940, offering its shares to the separate accounts identified below; and the shares of the Fund held in connection with certain of the accounts are voted by Thrivent Financial and Thrivent Life Insurance Company in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity or variable life insurance contracts issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.

1.	Thrivent Variable Life Account I
2.	Thrivent Variable Insurance Account A

3.	Thrivent Variable Annuity Account I
4.	Thrivent Variable Annuity Account II
5.	Thrivent Variable Annuity Account A
6.	Thrivent Variable Annuity Account B
7.	TLIC Variable Insurance Account A
8.	TLIC Variable Insurance Account B
9.	TLIC Variable Annuity Account A

Item 27.	Number of Contract Owners

There were 1,078 qualified contracts and 726 non-qualified contracts as of March 31, 2015.

Item 28.	Indemnification

Section 33 of Depositor’s Bylaws; Article VIII the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management Inc., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section XII of the Investment Advisory Agreement between the Fund and Depositor contain provisions in which the Funds and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Section 8 of the Participation Agreement between Thrivent Financial, the Accounts and the Fund contains a provision in which the Fund and Thrivent Financial mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Funds, or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Funds, or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriter

(a) Other activity.  Thrivent Investment Management Inc. is the principal underwriter of the Contracts.

(b) Management.  The directors and principal officers of Thrivent Investment Management Inc. are set out below. Unless otherwise indicated, the principal business address of each person named below is 625 Fourth Avenue South, Minneapolis, MN 55415.

Name and Principal Business Address	Position and Offices with Underwriter
Karen L. Larson	Director and President
Randall L. Boushek	Director
Knut A. Olson	Director and Senior Vice President
Michael J. Fuehrmeyer 4321 North Ballard Road Appleton, WI 54919	Vice President

Michael J. Haglin	Vice President
Nikki L. Sorum	Vice President
Christopher J. Osborne	Vice President, Supervision
David J. Kloster	Vice President
Jennifer J. Pope 4321 North Ballard Road Appleton, WI 54919	Vice President
Peter Bado	Secretary and Chief Legal Officer
Andrea C. Golis	Chief Compliance Officer
Kurt S. Tureson	Director of Affiliate Finance, CFO & Treasurer
Tracy A. Salwei	Assistant Secretary
Bruce Kornaus 4321 North Ballard Road Appleton, WI 54919	Vice President, Service Operations
Kathryn A. Stelter 4321 North Ballard Road Appleton, WI 54919	Director, Mutual Fund Operations

(c) Compensation from Registrant. Not Applicable.

Item 30.	Location of Accounts and Records

The accounts and records of Registrant are located at the offices of Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota 55415 and 4321 North Ballard Road, Appleton, Wisconsin 54919.

Item 31.	Management Services

Not Applicable.

Item 32.	Undertakings

Registrant will file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in this Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted.

Registrant will include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

Registrant understands that the restrictions imposed by Section 403(b)(11) of the Internal Revenue Code conflict with certain sections of the Investment Company Act of 1940 that are applicable to the Contracts. In this regard, Registrant is relying on a no-action letter issued on November 28, 1988 by the Office of Insurance Product and Legal Compliance of the SEC, and the requirements for such reliance have been complied with by Registrant.

Depositor hereby represents that, as to the individual flexible premium variable annuity contracts that are the subject of this registration statement, File Number 333-71853, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Thrivent Financial for Lutherans.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and the State of Minnesota on the 29th day of April, 2015.

THRIVENT VARIABLE ANNUITY ACCOUNT II
(Registrant)

By THRIVENT FINANCIAL FOR LUTHERANS
(Depositor)

By:	/s/ Bradford L. Hewitt
Bradford L. Hewitt
President, Chief Executive Officer and Director
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below.

/s/ Bradford L. Hewitt Bradford L. Hewitt	President, Chief Executive Officer and Director (Principal Executive Officer)	April 29, 2015 Date

/s/ Randall L. Boushek Randall L. Boushek	Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)	April 29, 2015 Date

A Majority of the Board of Directors:*

N. Cornell Boggs, III	Kenneth A. Carow	Eric J. Draut
Kirk D. Farney	Mark A. Jeske	Frederick G. Kraegel
F. Mark Kuhlmann	Kathryn V. Marinello	Frank H. Moeller
Bonnie E. Raquet	Alice M. Richter	James H. Scott
Allan R. Spies	Adrian M. Tocklin	Bradford L. Hewitt

* James M. Odland, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors of Thrivent Financial for Lutherans pursuant to a power of attorney duly executed by such persons.

/s/ James M. Odland	April 29, 2015
James M. Odland
Attorney-in-Fact

INDEX TO EXHIBITS

THRIVENT VARIABLE ANNUITY ACCOUNT II

The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Item 24 of Part C for exhibits not listed below.

EXHIBIT NO.
EX 99.24(b)9	Opinion and Consent of Counsel
EX 99.24(b)10	Consent of Independent Registered Public Accounting Firm – Ernst & Young LLP
EX 99.24(b)10(a)	Consent of Independent Registered Public Accounting Firm – PricewaterhouseCoopers LLP
EX 99.24(b)13(g)	Power of Attorney form – Kathryn V. Marinello
EX 99.24(b)13(h)	Power of Attorney form – Eric J. Draut